CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Prepared by  Bridget Fassett of Jefferson Wells (262) 636-5155

                                                       ----------------------------------------------------------------------------
NPV Data Input Section                                          05-Dec-00          05-Dec-00          05-Dec-00          05-Dec-00
                                                       ----------------------------------------------------------------------------
Scheduled cash flows as of the                                     Pool 1             Pool 2             Pool 3             Pool 4
                                                     0       4,940,217.05       1,750,317.82       1,401,497.92       3,038,912.30
                                                     1       2,253,586.39       1,021,758.45         691,584.16       1,231,478.46
                                                     2       1,747,543.89         707,050.35         438,091.25         669,026.24
                                                     3       1,946,455.30         606,703.24         420,588.81         976,249.23
                                                     4       2,470,109.68         585,203.57         566,498.89         874,436.49
                                                     5       3,481,480.10         445,008.04         367,969.43         701,270.21
                                                     6       3,512,628.50         482,486.33         403,142.48         630,977.74
                                                     7       3,436,955.90         727,341.43         464,083.94         752,081.51
                                                     8       2,723,659.19       1,330,284.46         443,347.74         804,617.28
                                                     9         918,399.67       2,848,510.02       1,793,595.38       1,278,495.33
                                                    10         729,870.19         509,603.50       2,049,678.20       3,363,775.73
                                                    11         865,994.26         617,895.37         708,179.87       4,862,144.84
                                                    12       1,556,862.36         724,808.11         587,378.07         860,750.61
                                                    13         959,942.62         393,091.02         297,617.17         631,675.47
                                                    14         517,331.82         315,246.12         138,515.64         224,849.25
                                                    15         607,520.18         249,476.06         122,459.26         476,568.46
                                                    16         809,584.49         266,272.94         262,461.17         311,870.90
                                                    17       1,223,841.54         170,749.66         138,739.07         231,137.32
                                                    18       1,425,326.39         193,819.57         133,614.52         179,306.28
                                                    19       1,714,398.39         348,341.51         181,252.37         297,479.11
                                                    20       1,456,022.28         678,856.49         191,969.75         313,715.79
                                                    21         460,015.10       1,666,695.57         923,694.83         698,163.27
                                                    22         180,223.54         275,397.19       1,252,443.13       1,981,585.39
                                                    23         242,642.16         187,184.03         516,064.24       3,344,666.35
                                                    24         280,637.03         224,282.38         272,060.40         562,122.38
                                                    25          85,580.75         141,845.92         128,076.00         338,662.69
                                                    26           1,871.45         110,621.13           8,482.18          46,111.43
                                                    27           6,191.74          20,397.82           8,314.14          80,496.88
                                                    28          23,595.32           7,761.47           2,580.39          37,318.74
                                                    29          15,476.70           6,086.91           2,580.39          12,880.07
                                                    30          14,237.86           2,098.35          37,547.23          11,388.69
                                                    31          31,834.26           2,098.35           2,580.39          16,372.46
                                                    32           7,940.28          49,103.34           2,580.39          31,888.79
                                                    33               0.00          77,541.49          99,192.59          39,167.94
                                                    34               0.00          13,379.00               0.00         161,581.68
                                                    35           8,633.42               0.00               0.00               0.00
                                                    36               0.00          46,574.08          19,975.11               0.00
                                                    37               0.00               0.00          10,668.03               0.00
                                                    38               0.00               0.00               0.00               0.00
                                                    39               0.00               0.00               0.00               0.00
                                                    40               0.00               0.00               0.00           9,027.76
                                                    41               0.00               0.00               0.00               0.00
                                                    42               0.00               0.00               0.00               0.00
                                                    43               0.00               0.00               0.00               0.00
                                                    44               0.00               0.00               0.00               0.00
                                                    45               0.00               0.00               0.00               0.00
                                                    46               0.00               0.00               0.00               0.00
                                                    47               0.00               0.00               0.00               0.00
                                                    48               0.00               0.00               0.00               0.00
                                                    49               0.00               0.00               0.00               0.00
                                                    50               0.00               0.00               0.00               0.00
                                                    51               0.00               0.00               0.00               0.00
                                                    52               0.00               0.00               0.00               0.00
                                                    53               0.00               0.00               0.00               0.00
                                                    54               0.00               0.00               0.00               0.00
                                                    55               0.00               0.00               0.00               0.00
                                                    56               0.00               0.00               0.00               0.00
                                                    57               0.00               0.00               0.00               0.00
                                                    58               0.00               0.00               0.00               0.00
                                                    59               0.00               0.00               0.00               0.00
                                                    60               0.00               0.00               0.00               0.00
                                                    61               0.00               0.00               0.00               0.00
                                                    62               0.00               0.00               0.00               0.00
                                                    63               0.00               0.00               0.00               0.00
                                                    64               0.00               0.00               0.00               0.00
                                                    65               0.00               0.00               0.00               0.00
                                                    66               0.00               0.00               0.00               0.00
                                                    67               0.00               0.00               0.00               0.00
                                                    68               0.00               0.00               0.00               0.00
                                                    69               0.00               0.00               0.00               0.00
                                                    70               0.00               0.00               0.00               0.00
                                                    71               0.00               0.00               0.00               0.00
                                                    72               0.00               0.00               0.00               0.00
                                                    73               0.00               0.00               0.00               0.00


Total Time Balance of Scheduled                             40,656,609.80      17,803,891.09      15,089,104.53      30,082,253.07
Cash Flows



                                     Page 1 of 15


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000
6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Bridget Fassett of Jefferson Wells (262) 636-5155

Payment Date                                                                                       15-Dec-00
Collection Period Begin Date                                                                       04-Nov-00
Collection Period End Date                                                                         05-Dec-00
Days in accrual period (30/360)                                                                           30
Days in accrual period (ACT/360)                                                                          30
One-Month LIBOR                                                                                     6.62000%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                                   $11,852,934.32

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                            $0.00
    Government obligors                                                                                $0.00
          Total Warranty                                                                               $0.00
Repurchases

Total Fixed Rate Collections For                                                              $11,852,934.32
The Period


FLOATING RATE COLLATERAL

 Receipts During the Period                                                                    $1,560,131.06

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                            $0.00
    Government obligors                                                                                $0.00
          Total Warranty                                                                               $0.00
Repurchases

Total Floating Rate Collections                                                                $1,560,131.06
For The Period

    Pool Balance (Beg. of Collection Period)                                                   $8,876,747.21

    Pool Balance (End of Collection Period)                                                    $7,382,152.79

Total Collection                                                                              $13,413,065.38
Negative Carry Amount                                                                                  $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                           $132,140.58
Pre-Funding Account Reinvestment Income                                                                $0.00

    Total Distribution Amount                                                                 $13,545,205.96

MISCELLANEOUS DATA

    FIXED RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                    $4,572,747.00
    Scheduled Amounts 60 days or more past due                                                 $1,326,792.27
    Net Losses on Liquidated Receivables                                                          $28,667.74
    Number of Loans at Beginning of Period                                                             7,854
    Number of Loans at End of Period                                                                   7,194
    Repossessed Equipment not Sold or Reassigned (Beginning)                                   $1,387,260.62
    Repossessed Equipment not Sold or Reassigned (End)                                         $1,272,147.09

    FLOATING RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                      $227,686.83
    Scheduled Amounts 60 days or more past due                                                   $177,815.61
    Net Losses on Liquidated Receivables                                                               $0.00
    Number of Loans at Beginning of Period                                                               823
    Number of Loans at End of Period                                                                     689
    Repossessed Equipment not Sold or Reassigned (Beginning)                                           $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                 $0.00

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                    $4,800,433.83
    Scheduled Amounts 60 days or more past due                                                 $1,504,607.88
    Net Losses on Liquidated Receivables                                                          $28,667.74
    Number of Loans at Beginning of Period                                                             8,677
    Number of Loans at End of Period                                                                   7,883
    Repossessed Equipment not Sold or Reassigned (Beginning)                                   $1,387,260.62
    Repossessed Equipment not Sold or Reassigned (End)                                         $1,272,147.09

    Pre-Funding Account Reinvestment Income                                                            $0.00


                                  Page 2 of 15


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                                         15-Dec-00
Collection Period Begin Date                                                                                         04-Nov-00
Collection Period End Date                                                                                           05-Dec-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                        $114,502,557.15
    A-1 Note Beginning Principal Balance                                                                                 $0.00
    A-2 Note Beginning Principal Balance                                                                                 $0.00
    A-3 Note Beginning Principal Balance                                                                                ($0.00)
    A-4 Note Beginning Principal Balance                                                                        $85,850,492.39
    B Note Beginning Principal Balance                                                                           $8,876,746.38
    C Note Beginning Principal Balance                                                                           $4,585,318.38
    Certificate Beginning Principal Balance                                                                     $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                              $103,717,428.42
    A-1 Note Principal Balance (End of Period)                                                                           $0.00
                                    A-1 Note Pool Factor (End of Period)                                             0.0000000
    A-2 Note Principal Balance (End of Period)                                                                           $0.00
                                    A-2 Note Pool Factor (End of Period)                                             0.0000000
    A-3 Note Principal Balance (End of Period)                                                                          ($0.00)
                                     A-3 Note Pool Factor (End of Period)                                           (0.0000000)
    A-4 Note Principal Balance (End of Period)                                                                  $76,991,370.56
                                    A-4 Note Pool Factor (End of Period)                                             0.4082452
    B Note Principal Balance (End of Period)                                                                      7,382,151.96
                                    B Note Pool Factor (End of Period)                                               0.0753586
    C Note Principal Balance (End of Period)                                                                     $4,153,905.90
                                    C Note Pool Factor (End of Period)                                               0.1196436
    Certificate Principal Balance (End of Period)                                                               $15,190,000.00
                                    Certificate Pool Factor (End of Period)                                          1.0000000

Fixed Rate Contract Value Decline                                                                                $9,290,534.31
    Pool Balance (Beg. of Collection Period)                                                                   $105,754,264.39
    Pool Balance (End of Collection Period)                                                                     $96,463,730.08

Fixed Rate Distribution Amount (FxDA)                                                                           $11,985,074.90
    Total Collections and Investment Income for the Period                                                      $11,985,074.90
    Negative Carry Amount                                                                                                $0.00

Fixed Rate Principal Distribution Amount(FxPDA)                                                                  $9,290,534.31

Floating  Rate Contract Value Decline                                                                            $1,494,594.42
    Pool Balance (Beg. of Collection Period)                                                                     $8,876,747.21
    Pool Balance (End of Collection Period)                                                                      $7,382,152.79

Floating Rate Distribution Amount (FltDA)                                                                        $1,560,131.06

Principal Allocation to Notes and Certificates
    A-1 Noteholders' Principal Distributable Amount                                                                      $0.00
    A-2 Noteholders' Principal Distributable Amount                                                                      $0.00
    A-3 Noteholders' Principal Distributable Amount                                                                      $0.00
    A-4 Noteholders' Principal Distributable Amount                                                              $8,859,121.83
    B Noteholders' Principal Distributable Amount                                                                $1,494,594.42
    C Noteholders' Principal Distributable Amount                                                                  $431,412.48
    Certificateholders' Principal Distributable Amount                                                                   $0.00

Interest Distributable Amount                                                                                    $1,113,790.23
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                   $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                             $458,584.71
    Noteholders' Interest Distributable Amount applicable to B Notes                                                $50,449.51
    Noteholders' Interest Distributable Amount applicable to C Notes                                                $24,493.24
    Certificateholders' Interest Distributable Amount                                                            $1,089,296.99

Spread Account
    Beginning Spread Account Balance                                                                            $14,679,845.50
    Deposit to Spread Account from Pre-Funding Account                                                                   $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                         $2,226,383.10
    Distribution from Spread Account for Interest / Principal Shortfall                                                  $0.00

    Specified Spread Account Balance                                                                            $17,359,205.00
    Ending Spread Account Balance (after distributions)                                                         $16,906,228.61

Credit Enhancement                                                                                                      16.40%
    Spread account % of Ending Pool Balance                                                                             16.28%
    Overcollateralization % of Ending Pool Balance                                                                       0.12%

Scheduled Amounts 30 - 59 days past due                                                                          $4,800,433.83
                                    as % of Ending Pool Balance                                                          4.62%
Scheduled Amounts 60 days or more past due                                                                       $1,504,607.88
                                    as % of Ending Pool Balance                                                          1.45%
Net Losses on Liquidated Receivables                                                                                $28,667.74
                                    as % of Ending Pool Balance                                                          0.03%



                                  Page 3 of 15



    PART III -- SERVICING CALCULATIONS                                                                             15-Dec-00

    1.  Sources and Uses of Collection Account Balance                                                   Pool 1            Pool 2

    Fixed Rate Pool

    Wtd. Avg. APR                                                                                         8.637%            8.833%
    Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                   $40,152,536.06    $17,657,791.23
    Fixed Rate Contract Value  (End of Collection Period), by origination pool                   $38,358,484.38    $16,528,442.25
                                                                                                ---------------   ---------------
    Fixed Rate Contract Value Decline                                                             $1,794,051.68     $1,129,348.98
                                                                                                           4.47%             6.40%
    Fixed Rate Initial Pool Balance                                                             $105,754,264.39
    Fixed Rate Pool Balance (End of Collection Period)                                           $96,463,730.08

    Fixed Rate Collections and Investment Income for the period                                  $11,985,074.90
    Negative Carry Amount                                                                                 $0.00

    Fixed Rate Distribution Amount (FxDA)                                                        $11,985,074.90
    Fixed Rate Principal Distribution Amount  (FxPDA)                                             $9,290,534.31

    Initial C Percentage                                                                                 4.000%
    Fixed Rate Unscheduled                                                                                $0.00            $0.00
    Principal (per pool)
    Total Fixed Rate Unscheduled Principal                                                                $0.00

    Floating Rate Pool

    Floating Rate Contract Value (Beg. of Collection Period)                                      $8,876,747.21
    Floating  Rate Contract Value  (End of Collection Period)                                     $7,382,152.79
                                                                                                  -------------
    Floating Rate Contract Value Decline                                                          $1,494,594.42

    Floating Rate Distribution Amount (FltDA)                                                     $1,560,131.06
    Floating Rate Principal Distribution Amount  (FltPDA)                                         $1,494,594.42

    2.  Calculation of Distributable Amounts

    A-1 Note Beginning Principal Balance                                                                  $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
    A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                0.00%
    A-1 Noteholders' Principal Distributable Amount                                                       $0.00

    Fixed Rate Principal Distribution Amount Remaining                                            $9,290,534.31
    Floating  Rate Principal Distribution Amount Remaining                                        $1,494,594.42

    A-2 Note Beginning Principal Balance                                                                  $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
    A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                0.00%
    A-2 Noteholders' Principal Distributable Amount                                                       $0.00

    Fixed Rate Principal Distribution Amount Remaining                                            $9,290,534.31
    Floating  Rate Principal Distribution Amount Remaining                                        $1,494,594.42

    A-3 Note Beginning Principal Balance                                                                 ($0.00)
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
    A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                0.00%
    A-3 Noteholders' Principal Distributable Amount                                                       $0.00

    Fixed Rate Principal Distribution Amount Remaining                                            $9,290,534.31
    Floating  Rate Principal Distribution Amount Remaining                                        $1,494,594.42

    A-4 Note Beginning Principal Balance                                                         $85,850,492.39
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
    A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount                               95.36%
    A-4 Noteholders' Principal Distributable Amount                                               $8,859,121.83

    Fixed Rate Principal Distribution Amount Remaining                                              $431,412.48
    Floating  Rate Principal Distribution Amount Remaining                                        $1,494,594.42

    B Note Beginning Principal Balance                                                            $8,876,746.38
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
    B Noteholders' Share of the Floating RatePrincipal Distribution Amount                              100.00%
    B Noteholders' Principal Distributable Amount                                                 $1,494,594.42

    Fixed Rate Principal Distribution Amount Remaining                                              $431,412.48
    Floating  Rate Principal Distribution Amount Remaining                                                $0.00

    C Note Beginning Principal Balance                                                            $4,585,318.38
    C Noteholders' Principal Carryover Shortfall (Previous Period)                                  $0.00
    C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                 4.00%
    C Noteholders' Principal Distributable Amount                                                   $431,412.48

    Fixed Rate Principal Distribution Amount Remaining                                            $8,859,121.83
    Floating  Rate Principal Distribution Amount Remaining                                                $0.00

    Certificate Beginning Principal Balance                                                      $15,190,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
    Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts            0.00%
    Certificateholders' Principal Distributable Amount                                                    $0.00

    Interest Accrued on Class A-1 Notes this period                                                       $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                   $0.00
    Interest Due (in Arrears) on above Shortfall                                                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                    $0.00

    Interest Accrued on Class A-2 Notes this period                                                       $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                   $0.00
    Interest Due (in Arrears) on above Shortfall                                                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $0.00

    Interest Accrued on Class A-3 Notes this period                                                       $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                   $0.00
    Interest Due (in Arrears) on above Shortfall                                                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                    $0.00

    Interest Accrued on Class A-4 Notes this period                                                 $458,584.71
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                   $0.00


    PART III -- SERVICING CALCULATIONS                                                                             15-Dec-00

    1.  Sources and Uses of Collection Account Balance
                                                                                                         Pool 3            Pool 4
    Fixed Rate Pool
    Wtd. Avg. APR
    Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                            8.872%            8.799%
    Fixed Rate Contract Value  (End of Collection Period), by origination pool                   $15,131,131.32    $32,812,805.78
                                                                                                 $13,924,338.35    $27,652,465.10
    Fixed Rate Contract Value Decline                                                           ---------------    --------------
                                                                                                  $1,206,792.97     $5,160,340.68
    Fixed Rate Initial Pool Balance                                                                        7.98%            15.73%
    Fixed Rate Pool Balance (End of Collection Period)

    Fixed Rate Collections and Investment Income for the period
    Negative Carry Amount

    Fixed Rate Distribution Amount (FxDA)
    Fixed Rate Principal Distribution Amount  (FxPDA)

    Initial C Percentage
    Fixed Rate Unscheduled
    Principal (per pool)                                                                                  $0.00             $0.00
    Total Fixed Rate Unscheduled Principal

    Floating Rate Pool

    Floating Rate Contract Value (Beg. of Collection Period)
    Floating  Rate Contract Value  (End of Collection Period)

    Floating Rate Contract Value Decline

    Floating Rate Distribution Amount (FltDA)
    Floating Rate Principal Distribution Amount  (FltPDA)

    2.  Calculation of Distributable Amounts

    A-1 Note Beginning Principal Balance
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount
    A-1 Noteholders' Principal Distributable Amount

    Fixed Rate Principal Distribution Amount Remaining
    Floating  Rate Principal Distribution Amount Remaining

    A-2 Note Beginning Principal Balance
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount
    A-2 Noteholders' Principal Distributable Amount

    Fixed Rate Principal Distribution Amount Remaining
    Floating  Rate Principal Distribution Amount Remaining

    A-3 Note Beginning Principal Balance
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount
    A-3 Noteholders' Principal Distributable Amount

    Fixed Rate Principal Distribution Amount Remaining
    Floating  Rate Principal Distribution Amount Remaining

    A-4 Note Beginning Principal Balance
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)
    A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount
    A-4 Noteholders' Principal Distributable Amount

    Fixed Rate Principal Distribution Amount Remaining
    Floating  Rate Principal Distribution Amount Remaining

    B Note Beginning Principal Balance
    B Noteholders' Principal Carryover Shortfall (Previous Period)
    B Noteholders' Share of the Floating RatePrincipal Distribution Amount
    B Noteholders' Principal Distributable Amount

    Fixed Rate Principal Distribution Amount Remaining
    Floating  Rate Principal Distribution Amount Remaining

    C Note Beginning Principal Balance
    C Noteholders' Principal Carryover Shortfall (Previous Period)
    C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts
    C Noteholders' Principal Distributable Amount

    Fixed Rate Principal Distribution Amount Remaining
    Floating  Rate Principal Distribution Amount Remaining

    Certificate Beginning Principal Balance
    Certificateholders' Principal Carryover Shortfall (Previous Period)
    Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts
    Certificateholders' Principal Distributable Amount

    Interest Accrued on Class A-1 Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-1 Notes

    Interest Accrued on Class A-2 Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-2 Notes

    Interest Accrued on Class A-3 Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes
    Interest Due (in Arrears) on above Shortfall
    Noteholders' Interest Distributable Amount applicable to A-3 Notes

    Interest Accrued on Class A-4 Notes this period
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes


                                  Page 4 of 15




    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                 $458,584.71

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                  $458,584.71
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Offered Noteholders' Interest Distributable Amount                                                 $458,584.71

    Class B Notes Net Funds Cap                                                                           8.85955%
    Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                        6.82000%
    Net Funds Cap?                                                                                              NO

    Interest Accrued on Class B Notes this period                                                       $50,449.51
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                    $50,449.51
    Preliminary Class B Net Funds Cap Carryover Amount                                                       $0.00

    Interest Accrued on Class C Notes this period                                                       $24,493.24
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Noteholders' Interest Distributable Amount applicable to C Notes                                    $24,493.24

    Interest Accrued on Certificates this period                                                        $81,139.92
    Certificateholders' Interest Carryover Shortfall (Previous Period)                               $1,002,800.44
    Interest Due (in Arrears) on Above Shortfall                                                         $5,356.63
    Certificateholders' Interest Distributable Amount                                                $1,089,296.99

    3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

    a. Fixed Rate Distribution Amount (FxDA)                                                        $11,985,074.90

    Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                  $0.00
    Fixed Rate Percentage of Administration Fee Accrued during this Period                                 $153.76
    Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                 $153.76
    Fixed Rate Percentage of Administration Fee Shortfall                                                    $0.00

    Total Fixed Rate Distribution Amount Remaining                                                  $11,984,921.14

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Interest Accrued on Class A-1 Notes this period                                                          $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                 $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes           $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Interest Accrued on Class A-2 Notes this period                                                          $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                 $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes           $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Interest Accrued on Class A-3 Notes this period                                                          $0.00
    Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                 $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to  A-3 Notes          $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Interest Accrued on Class A-4 Notes this period                                                    $458,584.71
    Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                           $458,584.71
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes           $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                  $458,584.71
    Offered Noteholders' Interest Paid this Period from FxDA                                           $458,584.71
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                 $0.00

    Total Fixed Rate Distribution Amount Remaining                                                  $11,526,336.43

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                             $0.00
    Interest Accrued on Class C Notes this period                                                       $24,493.24
    Noteholders' Interest applicable to C Notes Paid this Period from FxDA                              $24,493.24
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes             $0.00

    Total Fixed Rate Distribution Amount Remaining                                                  $11,501,843.19

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount                                                  $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                           $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

    Total Fixed Rate Distribution Amount Remaining                                                  $11,501,843.19

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount                                                  $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                           $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

    Total Fixed Rate Distribution Amount Remaining                                                  $11,501,843.19

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount                                                  $0.00
    A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                           $0.00
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

    Total Fixed Rate Distribution Amount Remaining                                                  $11,501,843.19

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount                                          $8,859,121.83
    A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                   $8,859,121.83
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

    Total Fixed Rate Excess Distribution Amount                                                      $2,642,721.36

                                  Page 5 of 15


    Total Fixed Rate Excess Distribution Amount                                                                  $2,642,721.36

    b. Floating  Rate Distribution Amount (FltDA)                                                                $1,560,131.06

    Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                           $0.00
    Floating Rate Percentage of Administration Fee Accrued during this Period                                           $12.91
    Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                          $12.91
    Floating Rate Percentage of Administration Fee Shortfall                                                             $0.00

    Total Floating Rate Distribution Amount Remaining                                                            $1,560,118.15

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                         $0.00
    Interest Accrued on Class B Notes this period                                                                   $50,449.51
    Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                         $50,449.51
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                         $0.00

    Total Floating Rate Distribution Amount Remaining                                                            $1,509,668.64

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    B Noteholders' Monthly Principal Distributable Amount                                                        $1,494,594.42
    B Noteholders' Principal Distributable Amount Paid from FltDA                                                $1,494,594.42
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Floating Rate Excess Distribution Amount                                                                  $15,074.22

    c. Allocation of Fixed Rate Excess Distribution Amount                                                       $2,642,721.36

    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                         $0.00
    B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes Remaining               $0.00

    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
    B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                                  $0.00
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                  $0.00

    Remaining Fixed Rate Excess Distribution Amount                                                              $2,642,721.36

    d. Allocation of Floating Rate Excess Distribution Amount                                                       $15,074.22

    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                             $0.00
    A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                  $0.00
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                   $0.00

    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                         $0.00
    C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                  $0.00
    Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                   $0.00

    Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
    A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                                 $0.00
    Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                  $0.00

    Remaining Floating Rate Excess Distribution Amount                                                              $15,074.22

    e. Allocation of Remaining Fixed and Floating Rate Excess Distribution Amounts                               $2,657,795.58

    C Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    C Noteholders' Monthly Principal Distributable Amount                                                          $431,412.48
    C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                                   $431,412.48
    Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Fixed and Floating Rate Excess Distribution Amount Remaining                                           $2,226,383.10

    4.  Reconciliation of Pre-Funding Account

    Beginning Pre-Funding Account Balance                                                                                $0.00

    New Collateral Purchased                                                                                             $0.00
    Deposit to Spread Account                                                                                            $0.00
                                                                                                                         -----
    Payment to Seller                                                                                                    $0.00

    Ending Pre-Funding Account Balance                                                                                   $0.00

    Excess Pre-Funded Amount/(Payment to Seller)                                                                         $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                          $0.00

    5.  Reconciliation of Negative Carry Account

    Beginning Negative Carry Account Balance                                                                             $0.00

    Pre-Funded Percentage                                                                                               0.000%
    Negative Carry Withdrawls                                                                                            $0.00
    Cumulative Negative Carry Withdrawls                                                                         $4,724,734.08
    Maximum Negative Carry Amount                                                                                        $0.00
    Required Negative Carry Account Balance                                                                              $0.00
    Interim Ending Negative Carry Account Balance                                                                        $0.00
    Negative Carry Amount Released to Seller                                                                             $0.00

    Ending Negative Carry Account Balance                                                                                $0.00

    6.  Distributions from Spread Account

    Beginning Spread Account Balance                                                                            $14,679,845.50
    Deposit to Spread Account from Pre-Funding Account                                                                   $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                         $2,226,383.10

    Distribution from Spread Account to Noteholders' Distr. Account                                                      $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                  $0.00


                                           Page 6 of 15


    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                  $0.00
    Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

    Preliminary Spread Account Balance Remaining                                                                $16,906,228.61

    Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                $11,404,983.86
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                               NO
    12*(Realized Losses during Collection Period) + Repos at end of Collection Period                            $1,616,159.97
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                      NO
    60 day or > Delinquent Scheduled Amounts                                                                     $1,504,607.88
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                           NO
    Are any of the three conditions "YES"?                                                                  NO


    Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

    As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by
    Case Credit that should have been charged to the trust was:                                                   1,165,589.54

    If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

    Restated Cumulative Realized Losses:                                                                         12,570,573.40
    Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                     YES

    Preliminary A-1 Note Principal Balance (End of Period)                                                               $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                               $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                              ($0.00)
    Preliminary A-4 Note Principal Balance (End of Period)                                                      $76,991,370.56
    Preliminary B Note Principal Balance (End of Period)                                                         $7,382,151.96
    Preliminary C Note Principal Balance (End of Period)                                                         $4,153,905.90
    Preliminary Total Principal Balance of Notes  (End of Period)                                               $88,527,428.42

    Specified Spread Account
    Balance Lesser of:                                                                                           17,359,205.00
    (a) 2.00% of the Initial Pool Balance                                                                        17,359,205.00

    (b) the Note Balance                                                                                         88,527,428.42

    Preliminary Spread Account Balance Remaining                                                                $14,679,845.50
    Preliminary Excess Amount in Spread Account                                                                          $0.00
    Preliminary Shortfall Amount in Spread Account                                                               $2,679,359.50

    Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                           $2,226,383.10

    Spread Account Excess                                                                                                $0.00

    Ending Spread Account Balance (after distributions)                                                         $16,906,228.61
    Net Change in Spread Account Balance                                                                         $2,226,383.10

    7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

    Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $0.00

    Preliminary Class B Net Funds Cap Carryover Amount                                                             $177,363.02
    Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate  Excess                         $0.00
    Class B Net Funds Cap Carryover Amount                                                                         $177,363.02

    Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $0.00

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                           $1,002,800.44
    Interest Due (in Arrears) on Above Shortfall                                                                     $5,356.63
    Interest Accrued on Certificates this period                                                                    $81,139.92
    Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                                   $0.00
    Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                $1,089,296.99

    Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $0.00

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                  $0.00
    Certificateholders' Principal Distributable Amount applicable to current period                                      $0.00
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate                                 $0.00
    Excess Distrbution
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                       $0.00

    Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $0.00

    Servicing Fee Shortfall (Previous Period)                                                                     2,027,160.23
    Servicing Fees Accrued during this Period                                                                       $95,525.84
    Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                                  $0.00
    Adjustment to Servicing Fee
    Adjustment to Excess Distribution Amount Remaining
    Servicing Fee Shortfall                                                                                      $2,122,686.07

    Total Fixed and Floating Rate Excess Distribution Amount Remaining                                                   $0.00


                                              Page 7 of 15


    8.  Ending Balances

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                   $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                   $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                   $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                   $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                                     $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    C Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                           $1,089,296.99
    Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                  $0.00

    A-1 Note Principal Balance (End of Period)                                                                           $0.00
    A-2 Note Principal Balance (End of Period)                                                                           $0.00
    A-3 Note Principal Balance (End of Period)                                                                          ($0.00)
    A-4 Note Principal Balance (End of Period)                                                                  $76,991,370.56
    B Note Principal Balance (End of Period)                                                                     $7,382,151.96
    C Note Principal Balance (End of Period)                                                                     $4,153,905.90
    Certificate Principal Balance (End of Period)                                                               $15,190,000.00
    Total Principal Balance of Notes and Certificates (End of Period)                                          $103,717,428.42

    A-1 Note Pool Factor (End of Period)                                                                             0.0000000
    A-2 Note Pool Factor (End of Period)                                                                             0.0000000
    A-3 Note Pool Factor (End of Period)                                                                            (0.0000000)
    A-4 Note Pool Factor (End of Period)                                                                             0.4082452
    B Note Pool Factor (End of Period)                                                                               0.0753586
    C Note Pool Factor (End of Period)                                                                               0.1196436
    Certificate Pool Factor (End of Period)                                                                          1.0000000
    Total Notes & Certificates Pool Factor (End of Period)                                                           0.1194956

    Specified Spread Account Balance (after all distributions and adjustments)                                  $16,906,228.61


                                           Page 8 of 15



====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                        15-Dec-00

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (b)  A-2 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (c)  A-3 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                              $8,859,121.83
         per $1,000 original principal amount:                                                                          $46.98

    (e)  B Notes:                                                                                                $1,494,594.42
         per $1,000 original principal amount:                                                                          $15.26

    (f)  C Notes:                                                                                                  $431,412.48
         per $1,000 original principal amount:                                                                          $12.43

    (g)  Total                                                                                                  $10,785,128.73

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (b)  A-2 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (c)  A-3 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                                $458,584.71
         per $1,000 original principal amount:                                                                           $2.43

    (e)  B Notes:                                                                                                   $50,449.51
         per $1,000 original principal amount:                                                                           $0.51

    (f)  C Notes:                                                                                                   $24,493.24
         per $1,000 original principal amount:                                                                           $0.71

    (g)  Total                                                                                                     $533,527.46

(3) Pool Balance at the end of the related Collection Period                                                   $103,845,882.87

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                                                                 $0.00
        (ii)  A-1 Note Pool Factor:                                                                                  0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                                                                 $0.00
        (ii)  A-2 Note Pool Factor:                                                                                  0.0000000

    (c) (i)   outstanding principal amount of A-3 Notes:                                                                ($0.00)
        (ii)  A-3 Note Pool Factor:                                                                                  0.0000000


    (d) (i)   outstanding principal amount of A-4 Notes:                                                        $76,991,370.56
        (ii)  A-4 Note Pool Factor:                                                                                  0.4082452

    (e) (i)   outstanding principal amount of B Notes:                                                           $7,382,151.96
        (ii)  B Note Pool Factor:                                                                                    0.0753586

    (f) (i)   outstanding principal amount of C Notes:                                                           $4,153,905.90
        (ii)  C Note Pool Factor:                                                                                    0.1196436

    (g) (i)   Certificate Balance                                                                               $15,190,000.00
        (ii)  Certificate Pool Factor:                                                                               1.0000000

(5)  Amount of Servicing Fee:                                                                                            $0.00
         per $1,000 Beginning of per Collection Period:                                                             0.00000000

(6)  Amount of Administration Fee:                                                                                     $166.67
         per $1,000 Beginning of per Collection Period:                                                             0.00339933

(7)  Aggregate Purchase Amounts for Collection Period:                                                                   $0.00

(8)  Aggregate amount of Realized Losses for the Collection Period:                                                 $28,667.74

(9)  Amount in Spread Account:                                                                                  $16,906,228.61

(10)  Amount in Pre-Funding Account:                                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                    NA
      Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                  $0.00

===================================================================================================================================


                                                Page 9 of 15



===================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                        15-Dec-00

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (b)  A-2 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (c)  A-3 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                              $8,859,121.83
         per $1,000 original principal amount:                                                                          $46.98

    (e)  B Notes:                                                                                                $1,494,594.42
         per $1,000 original principal amount:                                                                          $15.26

    (f)  C Notes:                                                                                                  $431,412.48
         per $1,000 original principal amount:                                                                          $12.43

    (g)  Certificates:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (h)  Total:                                                                                                  $1,926,006.90

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (b)  A-2 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (c)  A-3 Notes:                                                                                                      $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                                $458,584.71
         per $1,000 original principal amount:                                                                           $2.43

    (e)  B Notes:                                                                                                   $50,449.51
         per $1,000 original principal amount:                                                                           $0.51

    (f)  C Notes:                                                                                                   $24,493.24
         per $1,000 original principal amount:                                                                           $0.71

    (g)  Certificates:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                           $0.00

    (h)  Total:                                                                                                    $483,077.95

(3)  Pool Balance at end of related Collection Period:                                                         $103,845,882.87

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)   outstanding principal  amount of A-1 Notes:                                                                $0.00
        (ii)  A-1 Note Pool Factor:                                                                                  0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                                                                 $0.00
        (ii)  A-2 Note Pool Factor:                                                                                  0.0000000

    (c) (i)   outstanding principal amount of A-3 Notes:                                                                ($0.00)
        (ii)  A-3 Note Pool Factor:                                                                                  0.0000000

    (d) (i)   outstanding principal amount of A-4 Notes:                                                        $76,991,370.56
        (ii)  A-4 Note Pool Factor:                                                                                  0.4082452

    (e) (i)   outstanding principal amount of B Notes:                                                           $7,382,151.96
        (ii)  B Note Pool Factor:                                                                                    0.0753586

    (f) (i)   outstanding principal amount of C Notes:                                                           $4,153,905.90
        (ii)  C Note Pool Factor:                                                                                    0.1196436

    (g) (i)   Certificate Balance                                                                               $15,190,000.00
        (ii)  Certificate Pool Factor:                                                                               1.0000000

(5)  Amount of Servicing Fee:                                                                                            $0.00
         per $1,000 Beginning of Collection Period:                                                                  0.0000000

(6)  Amount of Administration Fee:                                                                                     $166.67
         per $1,000 Beginning of Collection Period:                                                                  0.0033993

(7)  Aggregate Purchase Amounts for Collection Period:                                                                   $0.00

(8)  Aggregate amount of Realized Losses for the Collection Period:                                                 $28,667.74

(9)  Amount in Spread Account:                                                                                  $16,906,228.61

(10)  Amount in Pre-Funding Account:                                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the Remaining Pre-Funded Amount         NA


                                                 Page 10 of 15


(12)  Amount in Negative Carry Account:                                                                                  $0.00

====================================================================================================================================


CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS
TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                        15-Dec-00

(1)  Payment of Administration Fee to Administrator:                                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                  $533,527.46

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                       $10,785,128.73

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                         $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                         $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                               $0.00

(7) Deposit to Spread Account                                                                                    $2,226,383.10

(7) Release to Seller from Excess Collections over Distributions                                                         $0.00

Check for Error                                                                                             NO ERROR
Sum of Above Distributions                                                                                  $13,545,205.96
Total Distribution Amount plus Releases to Seller                                                           $13,545,205.96



                                Page 12 of 15




CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004
Payment Date:                                                                                                        15-Dec-00
(1)  Total Distribution Amount:                                                                                 $13,545,205.96

(2)  Administration Fee:                                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                 $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                 $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                           $458,584.71

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                 $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                             $50,449.51

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                   $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                             $24,493.24

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                                   $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                                          $533,527.46
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                           $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                        0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                                   $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                           $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                        0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                                   $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                           $0.00

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                        0.00%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                                   $0.00

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                   $8,859,121.83

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                       95.36%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                           $8,859,121.83

(32)  B Noteholders' Monthly Principal Distributable Amount:                                                     $1,494,594.42

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                                     100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                             $1,494,594.42

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                       $431,412.48

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                          4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                               $431,412.48

(40)  Noteholders' Principal Distribution Amount:                                                                $10,785,128.73

(41)  Noteholders' Distributable Amount:                                                                        $11,318,656.19

(42)  Deposit to Spread Account (from excess collections):                                                       $2,226,383.10

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                              $17,359,205.00
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                       $17,359,205.00


                                Page 13 of 15

    (b) the Note Balance                                                                                        $88,527,428.42

(44)  Spread Account Balance over the Specified Spread Account Balance:                                                  $0.00

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                             $0.00

(46) Ending Class B Net Funds Cap Carryover Amount                                                                 $177,363.02

(47)  Certificateholders' Interest Distributable Amount:                                                                 $0.00

(48)  Certificateholders' Interest Carryover Shortfall:                                                          $1,089,296.99

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificate holders                    0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                                     $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                                 $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                                $0.00

(53)  Certificateholders' Distributable Amount:                                                                          $0.00

(54)  Servicing Fee:                                                                                                     $0.00

(55)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                               $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                   $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                             $114,631,011.60

(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                   $0.00
           A-1 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                   $0.00
           A-2 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                  ($0.00)
           A-3 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                          $76,991,370.56
           A-4 Note Pool Factor:                                                                                     0.4082452

           Outstanding Principal Balance of B Notes:                                                             $7,382,151.96
           B Note Pool Factor:                                                                                       0.0753586

           Outstanding Principal Balance of C Notes:                                                             $4,153,905.90
           C Note Pool Factor:                                                                                       0.1196436

           Outstanding Principal Balance of the Certificates:                                                   $15,190,000.00
           Certificate Pool Factor:                                                                                  1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                          $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                        $28,667.74

(61)  Spread Account Balance after giving effect to all distributions:                                          $16,906,228.61



                                Page 14 of 15

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan
Trust 1997-B

Dear Bruce:

Per our agreement at closing, the following information regarding the Case
Equipment Loan Trust 1997-B is provided to Moody's for the following collection period.

          Pool Balance on                                                                                            04-Nov-00
                                                                                                               $114,631,011.60
          Pool Balance on                                                                                            05-Dec-00
                                                                                                               $103,845,882.87

          Realized Losses during collection period:                                                                 $28,667.74

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                                                          $1,504,607.88

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                                                   $1,272,147.09

Total Collections During the                                                                                    $13,545,205.96
Collection Period:

Sincerely,


Ralph Than
Case Credit Corporation



                               Page 15 of 15




CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Prepared by  Suzhen Ruan  (262) 636-7381

                                  ----------------------------------------------------------------------------------
NPV Data Input Section             05-Dec-00            05-Dec-00       05-Dec-00        05-Dec-00        05-Dec-00
                                  ----------------------------------------------------------------------------------
Scheduled cash flows as of the
  indicated cutoff date                Pool 1           Pool 2          Pool 3           Pool 4           Pool 5
Row 0 is total delinquent amount
  valued without discounting        9,136,106.23     1,759,257.75    2,067,822.79     1,083,938.46         8,475.52
                                    6,785,434.30     3,371,767.98    1,159,020.77       641,645.03         2,319.53
                                    1,623,434.60     3,949,982.66    2,894,366.23       511,265.13         2,319.53
                                    1,310,635.63       813,894.22    5,080,523.49     1,552,356.88         2,319.53
                                    1,387,904.84       634,926.04    1,022,196.44     2,364,104.26         5,807.75
                                    1,207,960.10       624,454.52      590,949.82       466,413.08        12,743.55
                                    1,258,185.65       545,457.00      626,164.59       429,504.08         2,319.53
                                    1,265,237.58       633,762.85      628,322.47       509,527.81         2,319.53
                                    1,440,228.10       674,676.48      656,354.30       492,373.56         2,319.53
                                    1,761,526.23       598,685.42      787,607.72       627,833.30         2,319.53
                                    1,466,861.88       568,727.26      617,448.87       506,114.36         2,319.53
                                    2,994,107.33       628,070.85      640,003.27       467,227.32         2,319.53
                                    7,078,359.10       918,755.13    1,031,611.30       594,457.90         2,319.53
                                    4,908,335.79     2,674,997.69      831,034.59       563,604.48         2,319.53
                                      875,136.76     2,643,550.98    2,055,854.05       454,406.64         2,319.53
                                      590,710.15       411,829.56    3,350,783.03     1,323,870.97         2,319.53
                                      626,442.55       291,964.36      627,396.36     1,951,541.73         2,319.62
                                      595,809.30       201,311.54      214,754.25       188,019.07        12,138.58
                                      554,467.13       211,758.18      242,820.97       141,915.80         1,714.56
                                      532,381.14       242,288.05      235,741.49       216,762.96         1,714.56
                                      703,719.21       260,965.30      247,624.40       192,789.89         1,714.56
                                      988,550.90       251,425.25      333,077.09       288,213.10         1,714.56
                                      749,559.44       232,097.54      222,614.00       180,432.68         1,714.56
                                    1,732,194.62       230,434.72      226,218.35       131,512.45         1,714.56
                                    5,118,787.04       460,047.26      449,600.78       267,418.61         1,714.56
                                    3,498,671.39     1,769,900.39      428,043.27       255,152.50         1,714.56
                                      403,531.51     1,570,927.89    1,263,679.41       164,497.02         1,714.56
                                      130,985.82       223,412.15    2,296,703.74       826,846.19         1,714.56
                                      172,577.13       114,506.80      264,148.45     1,142,301.29         1,714.56
                                       67,126.91        15,196.11       28,520.14        39,014.80        12,138.58
                                       23,918.73        14,336.12       71,357.39         4,840.12             0.00
                                       47,499.25        29,020.13       22,495.57        46,371.64             0.00
                                       52,973.74         7,144.08       11,780.62         8,788.01             0.00
                                       78,483.36        30,411.24       16,161.84        45,556.94             0.00
                                       29,273.27        36,519.50            0.00        24,297.44             0.00
                                      178,776.44        50,781.51       29,858.16         1,253.18             0.00
                                      260,541.69        38,477.77      171,774.49         1,253.18             0.00
                                       12,778.69       305,886.94            0.00        13,253.17             0.00
                                       15,350.62        27,835.13      178,405.18        11,592.19             0.00
                                            0.00             0.00       12,041.78       151,743.75             0.00
                                        9,000.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00
                                            0.00             0.00            0.00             0.00             0.00


Total Time Balance of
  Scheduled Cash Flows            61,673,564.15    28,069,444.35   31,634,881.46    18,884,010.97       102,637.65

                                                                   Page 2 of 16

CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Suzhen Ruan  (262) 636-7381
Scheduled Payment Date                                                                                  15-Dec-00
Actual Payment Date                                                                                     15-Dec-00
Collection Period Begin Date                                                                            03-Nov-00
Collection Period End Date                                                                              05-Dec-00
Days in accrual period (30/360)                                                                                30
Days in accrual period (ACT/360)                                                                               30

PART I -- MONTHLY DATA INPUT

Receipts During the Period                                                                         $10,754,430.38

Warranty Repurchases
  Contracts deferred beyond Final Scheduled Maturity Date                                                   $0.00
  Government obligors                                                                                       $0.00
    Total Warranty Repurchases                                                                              $0.00

Total Collections For The Period                                                                   $10,754,430.38

  Pool Balance (Beg. of Collection Period)                                                        $139,207,516.55
  Pool Balance (End of Collection Period)                                                         $129,808,245.94

Total Collection                                                                                   $10,754,430.38
Negative Carry Withdrawls                                                                                   $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                 $93,138.34
Pre-Funding Account Reinvestment Income                                                                     $0.00

    Total Distribution Amount                                                                      $10,847,568.72

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                         $3,274,842.89
    Scheduled Amounts 60 days or more past due                                                      $1,028,335.75
    Net Losses on Liquidated Receivables                                                              $525,508.29
    Number of Loans at Beginning of Period                                                                  8,572
    Number of Loans at End of Period                                                                        8,111
    Repossessed Equipment not Sold or Reassigned (Beginning)                                        $1,069,533.06
    Repossessed Equipment not Sold or Reassigned (End)                                              $1,420,023.87

    Pre-Funding Account Reinvestment Income                                                                 $0.00
=================================================================================================================



                                                                   Page 3 of 16

CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005



Actual Payment Date                                                                                     15-Dec-00
Collection Period Begin Date                                                                            03-Nov-00
Collection Period End Date                                                                              05-Dec-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                           $139,207,516.55
    A-1 Note Beginning Principal Balance                                                                    $0.00
    A-2 Note Beginning Principal Balance                                                                    $0.00
    A-3 Note Beginning Principal Balance                                                                    $0.00
    A-4 Note Beginning Principal Balance                                                          $122,701,215.89
    B Note Beginning Principal Balance                                                              $5,568,300.66
    Certificate Beginning Principal Balance                                                        $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                 $129,808,245.94
    A-1 Note Principal Balance (End of Period)                                                              $0.00
                                                   A-1 Note Pool Factor (End of Period)                 0.0000000
    A-2 Note Principal Balance (End of Period)                                                              $0.00
                                                   A-2 Note Pool Factor (End of Period)                 0.0000000
    A-3 Note Principal Balance (End of Period)                                                              $0.00
                                                   A-3 Note Pool Factor (End of Period)                 0.0000000
    A-4 Note Principal Balance (End of Period)                                                    $113,677,916.10
                                                   A-4 Note Pool Factor (End of Period)                 0.6299725
    B Note Principal Balance (End of Period)                                                        $5,192,329.84
                                                   B Note Pool Factor (End of Period)                   0.2076932
    Certificate Principal Balance (End of Period)                                                  $10,938,000.00
                                                   Certificate Pool Factor (End of Period)              1.0000000

COLLATERAL VALUE DECLINE                                                                            $9,399,270.61
    Pool Balance (Beg. of Collection Period)                                                      $139,207,516.55
    Pool Balance (End of Collection Period)                                                       $129,808,245.94

Total Distribution Amount (TDA)                                                                    $10,847,568.72
    Total Collections and Investment Income for the Period                                         $10,847,568.72
    Negative Carry Withdrawls                                                                               $0.00

Principal Distribution Amount  (PDA)                                                                $9,399,270.61

Principal Allocation to Notes and Certificates                                                      $9,399,270.61
    A-1 Noteholders' Principal Distributable Amount                                                         $0.00
    A-2 Noteholders' Principal Distributable Amount                                                         $0.00
    A-3 Noteholders' Principal Distributable Amount                                                         $0.00
    A-4 Noteholders' Principal Distributable Amount                                                 $9,023,299.79
    B Noteholders' Principal Distributable Amount                                                     $375,970.82
    Certificateholders' Principal Distributable Amount                                                     ($0.00)

Interest Distributable Amount                                                                         $732,240.71
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                      $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                      $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                      $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                $596,123.41
    Noteholders' Interest Distributable Amount applicable to B Notes                                   $27,563.09
    Certificateholders' Interest Distributable Amount                                                 $108,554.21

Spread Account
    Beginning Spread Account Balance                                                               $11,985,168.33
    Deposit to Spread Account from Pre-Funding Account                                                      $0.00
    Deposit to Spread Account from Excess Collections over Distributions                              $824,444.94
    Distribution from Spread Account for Interest / Principal Shortfall                                     $0.00

    Specified Spread Account Balance                                                               $12,499,977.37
    Ending Spread Account Balance (after distributions)                                            $12,499,977.37

Credit Enhancement                                                                                          9.63%
    Spread account % of Ending Pool Balance                                                                 9.63%
    Overcollateralization % of Ending Pool Balance                                                          0.00%

Scheduled Amounts 30 - 59 days past due                                                             $3,274,842.89
                                                   as % of Ending Pool Balance                              2.52%
Scheduled Amounts 60 days or more past due                                                          $1,028,335.75
                                                   as % of Ending Pool Balance                              0.79%
Net Losses on Liquidated Receivables                                                                  $525,508.29
                                                   as % of Ending Pool Balance                              0.40%



                                                                   Page 4 of 16

    PART III -- SERVICING CALCULATIONS                               15-Dec-00



1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                    Pool 1         Pool 2         Pool 3         Pool 4     Pool 5


Wtd. Avg. APR                                                         8.758%         8.597%         8.491%         9.174%     9.428%
Contract Value(Beg of Collection Period), by origination pool $62,020,704.99 $27,704,581.39 $31,194,624.34 $18,193,880.85 $93,724.98
Contract Value(End of Collection Period), by origination pool $57,083,215.69 $26,050,102.14 $29,305,382.34 $17,276,860.19 $92,685.58
                                                             --------------- -------------- -------------- -------------- ----------
Contract Value Decline                                         $4,937,489.30  $1,654,479.25  $1,889,242.00    $917,020.66 $1,039.40
                                                                       7.96%          5.97%          6.06%          5.04%     1.11%
Initial Pool Balance                                         $624,998,868.47
Pool Balance (End of Collection Period)                      $129,808,245.94

Collections and Investment Income for the period              $10,847,568.72
Negative Carry Withdrawls                                              $0.00

Total Distribution Amount (TDA)                               $10,847,568.72
Principal Distribution Amount  (PDA)                           $9,399,270.61

Initial B Percentage                                                  4.000%
Unscheduled Principal (per pool)                                       $0.00          $0.00          $0.00          $0.00     $0.00
Total Unscheduled Principal                                            $0.00

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)       $0.00
A-1 Noteholders' Share of the Principal Distribution Amount            0.00%
Preliminary A-1 Noteholders' Principa; Distributable Amount            $0.00
One-Time Excess Prefunding Account Payment                             $0.00
A-1 Noteholders' Principal Distributable Amount                        $0.00

Principal Distribution Amount Remaining                        $9,399,270.61

A-2 Note Beginning Principal Balance                                   $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)       $0.00
A-2 Noteholders' Share of the Principal Distribution Amount            0.00%
A-2 Noteholders' Principal Distributable Amount                        $0.00

Principal Distribution Amount Remaining                        $9,399,270.61

A-3 Note Beginning Principal Balance                                   $0.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)       $0.00
A-3 Noteholders' Share of the Principal Distribution Amount            0.00%
A-3 Noteholders' Principal Distributable Amount                        $0.00

Principal Distribution Amount Remaining                        $9,399,270.61

A-4 Note Beginning Principal Balance                         $122,701,215.89
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)       $0.00
A-4 Noteholders' Share of the Principal Distribution Amount           96.00%
A-4 Noteholders' Principal Distributable Amount                $9,023,299.79

Principal Distribution Amount Remaining                          $375,970.82

B Note Beginning Principal Balance                             $5,568,300.66
B Noteholders' Principal Carryover Shortfall (Previous Period)         $0.00
B Noteholders' Share of the Principal Distribution Amount              4.00%
B Noteholders' Principal Distributable Amount                    $375,970.82

Principal Distribution Amount Remaining                        $9,023,299.79

Certificate Beginning Principal Balance                       $10,938,000.00
Certificateholders' Principal Carryover Shortfall(Previous Period)     $0.00
Certificateholders' Share of the Principal Distribution Amount         0.00%
Certificateholders' Principal Distributable Amount                    ($0.00)

Interest Accrued on Class A-1 Notes this period                        $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to A-1 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                           $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes     $0.00

Interest Accrued on Class A-2 Notes this period                        $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to A-2 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                           $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes     $0.00

Interest Accrued on Class A-3 Notes this period                        $0.00
Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to A-3 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                           $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes     $0.00

Interest Accrued on Class A-4 Notes this period                  $596,123.41
Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to A-4 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                           $0.00
Noteholders' Interest Distributable Amount applicable to
   A-4 Notes                                                     $596,123.41

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes
   this period                                                   $596,123.41
Offered Noteholders' Interest Carryover Shortfall
   (Previous Period)                                                   $0.00
Interest Due (in Arrears) on above Shortfall                           $0.00
Offered Noteholders' Interest Distributable Amount               $596,123.41

Interest Accrued on Class B Notes this period                     $27,563.09
Noteholders' Interest Carryover Shortfall (Previous Period)
   applicable to B Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                           $0.00
Noteholders' Interest Distributable Amount applicable to
   B Notes                                                        $27,563.09

Interest Accrued on Certificates this period                      $54,143.10



                                                                   Page 5 of 16

Certificateholders' Interest Carryover Shortfall
   (Previous Period)                                              $54,143.10
Interest Due (in Arrears) on Above Shortfall                         $268.01
Certificateholders' Interest Distributable Amount                $108,554.21



                                                                   Page 6 of 16

3.  ALLOCATION OF DISTRIBUTION AMOUNTS



a. Total Distribution Amount (TDA)                                                             $10,847,568.72

Administration Fee Shortfall (Previous Period)                                                          $0.00
Administration Fee Accrued during this Period                                                         $166.67
Administration Fee Paid this Period from TDA                                                          $166.67
Administration Fee Shortfall                                                                            $0.00

Total Distribution Amount Remaining                                                            $10,847,402.05

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on Class A-1 Notes this period                                                         $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                 $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes          $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on Class A-2 Notes this period                                                         $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                 $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes          $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on Class A-3 Notes this period                                                         $0.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                 $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes          $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on Class A-4 Notes this period                                                   $596,123.41
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                           $596,123.41
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes          $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                 $596,123.41
Offered Noteholders' Interest Paid this Period from TDA                                           $596,123.41
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                $0.00

Total A Noteholders' Principal Carryover Shortfall                                                      $0.00

Total Distribution Amount Remaining                                                            $10,251,278.64

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                       $0.00
Interest Due (in Arrears) on above Shortfall                                                            $0.00
Interest Accrued on B Notes this period                                                            $27,563.09
Noteholders' Interest applicable to B Notes Paid this Period from TDA                              $27,563.09
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable
   to B Notes                                                                                           $0.00

Total Distribution Amount Remaining                                                            $10,223,715.55

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

Total Distribution Amount Remaining                                                            $10,223,715.55

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

Total Distribution Amount Remaining                                                            $10,223,715.55

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

Total Distribution Amount Remaining                                                            $10,223,715.55

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                         $9,023,299.79
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                   $9,023,299.79
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

Total Distribution Amount Remaining                                                             $1,200,415.77

B Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
B Noteholders' Monthly Principal Distributable Amount                                             $375,970.82
B Noteholders' Principal Distributable Amount Paid from TDA                                       $375,970.82
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00

Total Excess Distribution Amount Remaining                                                        $824,444.94



    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                   $0.00

    New Collateral Purchased                                                                                $0.00
    Deposit to Spread Account                                                                              $0.00
                                                                                                           -----
    Payment to Seller                                                                                       $0.00
    Payment to Class A-1 after Funding is Complete                                                          $0.00

    Ending Pre-Funding Account Balance                                                                      $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                                           $0.00

    Adjusted Ending Pre-Funding Account Balance                                                             $0.00

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                $0.00
    Negative Carry                                                                                      3.209816%
    Number of Days Remaining                                                                               0 days

    Pre-Funded Percentage                                                                                  0.000%
    Negative Carry Withdrawls                                                                               $0.00
    Cumulative Negative Carry Withdrawls                                                            $4,595,626.41
    Maximum Negative Carry Amount                                                                           $0.00
    Required Negative Carry Account Balance                                                                 $0.00
    Interim Ending Negative Carry Account Balance                                                           $0.00
    Negative Carry Amount Released to Seller                                                                $0.00

    Ending Negative Carry Account Balance                                                                   $0.00



    6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                               $11,985,168.33
    Deposit to Spread Account from Pre-Funding Account                                                      $0.00
    Deposit to Spread Account from Excess Collections over Distributions                              $824,444.94

    Distribution from Spread Account to Noteholders' Distr. Account                                         $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes   $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes   $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes   $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes   $0.00

    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes     $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00

    Preliminary Spread Account Balance Remaining                                                   $12,809,613.28

    Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                   $8,580,599.08
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?           NO
    12*(Realized Losses during Collection Period )+ Repos at end of Collection Period               $7,726,123.35
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?  YES
    60 day or > Delinquent Scheduled Amounts                                                        $1,028,335.75
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?       NO
    Are any of the three conditions "YES"?                              YES


           Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves.
    It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

         As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

      Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
    have been charged to the trust was:                                                              $ 360,728.75

      If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

    Restated Cumulative Realized Losses:                                                             8,941,327.83
    Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?   NO


    Preliminary A-1 Note Principal Balance (End of Period)                                                  $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                  $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                  $0.00
    Preliminary A-4 Note Principal Balance (End of Period)                                        $113,677,916.10
    Preliminary B Note Principal Balance (End of Period)                                            $5,192,329.84
    Preliminary Total Principal Balance of Notes  (End of Period)                                 $118,870,245.94

    Specified Spread Account Balance                                                                12,499,977.37
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                                           12,499,977.37

    (b) the Note Balance                                                                           118,870,245.94

    Preliminary Spread Account Balance Remaining                                                   $12,809,613.28
    Preliminary Excess Amount in Spread Account                                                       $309,635.91
    Preliminary Shortfall Amount in Spread Account                                                          $0.00

    Deposit to Spread Account from Remaing Excess Distribution                                        $514,809.04

    Spread Account Excess                                                                             $309,635.91

    Ending Spread Account Balance (after distributions)                                            $12,499,977.37
    Net Change in Spread Account Balance                                                              $514,809.04

    Total Excess Distribution Amount Remaining                                                        $309,635.91

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                 $54,143.10
    Interest Due (in Arrears) on Above Shortfall                                                          $268.01
    Interest Accrued on Certificates this period                                                       $54,143.10
    Certificateholders' Interest Paid from Excess Distribution                                        $108,554.21
    Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                           $0.00

    Total Excess Distribution Amount Remaining                                                        $201,081.70

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
    Certificateholders' Principal Distributable Amount applicable to current period                        ($0.00)
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating
      Rate Excess Distrbution                                                                              ($0.00)
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                          $0.00



    Total Excess Distribution Amount Remaining                                                        $201,081.70

    Servicing Fee Shortfall (Previous Period)                                                       $1,343,836.32
    Servicing Fees Accrued during this Period                                                         $116,006.26
    Adjustment to Servicing Fee                                                                             $0.00
    Adjustment to Excess Distribution Amount Remaining                                                     ($0.00)
    Servicing Fees Paid this Period from Excess Distribution                                          $201,081.70
    Servicing Fee Shortfall                                                                         $1,258,760.88

    Total Excess Distribution Amount Remaining                                                              $0.00

    7.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                      $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                      $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
    Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                      $0.00
    Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                     $0.00

    A-1 Note Principal Balance (End of Period)                                                              $0.00
    A-2 Note Principal Balance (End of Period)                                                              $0.00
    A-3 Note Principal Balance (End of Period)                                                              $0.00
    A-4 Note Principal Balance (End of Period)                                                    $113,677,916.10
    B Note Principal Balance (End of Period)                                                        $5,192,329.84
    Certificate Principal Balance (End of Period)                                                  $10,938,000.00
    Total Principal Balance of Notes and Certificates (End of Period)                             $129,808,245.94

    A-1 Note Pool Factor (End of Period)                                                                0.0000000
    A-2 Note Pool Factor (End of Period)                                                                0.0000000
    A-3 Note Pool Factor (End of Period)                                                                0.0000000
    A-4 Note Pool Factor (End of Period)                                                                0.6299725
    B Note Pool Factor (End of Period)                                                                  0.2076932
    Certificate Pool Factor (End of Period)                                                             1.0000000
    Total Notes & Certificates Pool Factor (End of Period)                                              0.2076932

    Specified Spread Account Balance (after all distributions and adjustments)                     $12,499,977.37







CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                           15-Dec-00

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (b)   A-2 Notes:                                                                                        $0.00
            per $1,000 original principal amount:                                                           $0.00

    (c)   A-3 Notes:                                                                                        $0.00
            per $1,000 original principal amount:                                                           $0.00

    (d)   A-4 Notes:                                                                                $9,023,299.79
            per $1,000 original principal amount:                                                          $50.00

    (e)   B Notes:                                                                                    $375,970.82
            per $1,000 original principal amount:                                                          $15.04

    (f)   Total                                                                                     $9,399,270.61

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (b)   A-2 Notes:                                                                                        $0.00
            per $1,000 original principal amount:                                                           $0.00

    (c)  A-3 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (d)  A-4 Notes:                                                                                   $596,123.41
           per $1,000 original principal amount:                                                            $3.30

    (e)  B Notes:                                                                                      $27,563.09
            per $1,000 original principal amount:                                                           $1.10

    (f)   Total                                                                                       $623,686.50

(3) Pool Balance at the end of the related Collection Period                                      $129,808,245.94

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
         (ii)  A-1 Note Pool Factor:                                                                    0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                     $0.00
         (ii)  A-2 Note Pool Factor:                                                                    0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                     $0.00
         (ii)  A-3 Note Pool Factor:                                                                    0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                           $113,677,916.10
         (ii)  A-4 Note Pool Factor:                                                                    0.6299725

    (e) (i)  outstanding principal amount of B Notes:                                               $5,192,329.84
         (ii)  B Note Pool Factor:                                                                      0.2076932

    (f) (i)  Certificate Balance                                                                   $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                         $201,081.70
         per $1,0000 Beginning of Collection Period:                                                    3.24217047

(6)  Amount of Administration Fee:                                                                        $166.67
         per $1,0000 Beginning of Collection Period:                                                    0.00268727

(7)  Aggregate Purchase Amounts for Collection Period:                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                          $525,508.29

(9)  Amount in Spread Account:                                                                     $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                     $0.00







CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                           15-Dec-00

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (b)  A-2 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (c)  A-3 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (d)  A-4 Notes:                                                                                 $9,023,299.79
           per $1,000 original principal amount:                                                           $50.00

    (e)  B Notes:                                                                                     $375,970.82
           per $1,000 original principal amount:                                                           $15.04

    (f)  Certificates:                                                                                     ($0.00)
           per $1,000 original principal amount:                                                           ($0.00)

    (g)  Total:                                                                                       $375,970.82

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (b)  A-2 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (c)  A-3 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                            $0.00

    (d)  A-4 Notes:                                                                                   $596,123.41
           per $1,000 original principal amount:                                                            $3.30

    (e)  B Notes:                                                                                      $27,563.09
           per $1,000 original principal amount:                                                            $1.10

    (f)  Certificates:                                                                                $108,554.21
           per $1,000 original principal amount:                                                            $9.92

    (g)  Total:                                                                                       $732,240.71

(3)  Pool Balance at end of related Collection Period:                                            $129,808,245.94

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
         (ii)  A-1 Note Pool Factor:                                                                    0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                     $0.00
         (ii)  A-2 Note Pool Factor:                                                                    0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                     $0.00
         (ii)  A-3 Note Pool Factor:                                                                    0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                           $113,677,916.10
         (ii)  A-4 Note Pool Factor:                                                                    0.6299725

    (e) (i)  outstanding principal amount of B Notes:                                               $5,192,329.84
         (ii)  C Note Pool Factor:                                                                      0.2076932

    (f) (i)  Certificate Balance                                                                   $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                         $201,081.70
         per $1,000 Beginning of Collection Period:                                                     3.2421705

(6)  Amount of Administration Fee:                                                                        $166.67
         per $1,000 Beginning of Collection Period:                                                     0.0026873

(7)  Aggregate Purchase Amounts for Collection Period:                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                          $525,508.29

(9)  Amount in Spread Account:                                                                     $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                     $0.00



CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                           15-Dec-00

(1)  Payment of Administration Fee to Administrator:                                                      $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                     $623,686.50

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                           $9,399,270.61

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                      $108,554.21

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                           ($0.00)

(6)  Payment of Servicing Fee to Servicer:                                                            $201,081.70

(7) Release to Seller from Excess Collections over Distributions                                            $0.00

Check for Error                                                                                  NO ERROR
Sum of Above Distributions                                                                       $10,332,759.68
Total Distribution Amount plus Releases to Seller less Spread Replenishment                      $10,332,759.68

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------



CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                           15-Dec-00
(1)  Total Distribution Amount:                                                                    $10,847,568.72

(2)  Administration Fee:                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                    $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                    $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                    $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                              $596,123.41

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                    $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                $27,563.09

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                             $623,686.50
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                           0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                      $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                           0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                      $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                              $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                           0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                      $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                      $9,023,299.79

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                          96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                              $9,023,299.79

(30)  B Noteholders' Monthly Principal Distributable Amount:                                          $375,970.82

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders             4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                  $375,970.82

(34)  Noteholders' Principal Distribution Amount:                                                   $9,399,270.61

(35)  Noteholders' Distributable Amount:                                                           $10,022,957.11


(36)  Deposit to Spread Account (from excess collections):                                            $824,444.94

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                 $12,499,977.37
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                          $12,499,977.37


    (b) the Note Balance                                                                          $118,870,245.94

(38)  Spread Account Balance over the Specified Spread Account Balance:                               $309,635.91

(39)  Certificateholders' Interest Distributable Amount:                                              $108,554.21



(40)  Certificateholders' Interest Carryover Shortfall:                                                     $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders        0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                       ($0.00)

(43)  Certificateholders' Principal Carryover Shortfall:                                                    $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                  ($0.00)

(45)  Certificateholders' Distributable Amount:                                                       $108,554.21

(46)  Servicing Fee:                                                                                  $201,081.70

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                   $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                  $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                      $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                $139,207,516.55

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                      $0.00
           A-1 Note Pool Factor:                                                                        0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                      $0.00
           A-2 Note Pool Factor:                                                                        0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                      $0.00
           A-3 Note Pool Factor:                                                                        0.0000000

           Outstanding Principal Balance of A-4 Notes:                                            $113,677,916.10
           A-4 Note Pool Factor:                                                                        0.6299725

           Outstanding Principal Balance of B Notes:                                                $5,192,329.84
           B Note Pool Factor:                                                                          0.2076932

           Outstanding Principal Balance of the Certificates:                                      $10,938,000.00
           Certificate Pool Factor:                                                                     1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                             $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                          $525,508.29

(53)  Spread Account Balance after giving effect to all distributions:                             $12,499,977.37







CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                            29-Dec-00
                                                                             06:51 AM
Prepared by  Suzhen Ruan  (262) 636-7381                             File: us98b1.xls

                                                                  -----------------------------------------------------------------
NPV Data Input Section                                                 31-Jul-98           31-Jul-98           31-Aug-98
                                                                  -----------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date              POOL 1 (RETAIL) CUTOFF POOL 2 (FPL) CUTOFF POOL 3 (RETAIL) CUTOFF
Row 0 is total delinquent amount valued without discounting     0        1,223,550.43          488,950.11           227,513.66
                                                                1       12,106,658.00        2,516,183.49         2,550,465.05
                                                                2        8,409,202.39        1,893,688.39         1,992,727.52
                                                                3        8,997,726.43        1,960,786.46         1,993,691.84
                                                                4       10,171,208.37        2,063,823.67         2,155,489.86
                                                                5       12,715,731.73        1,954,159.58         2,312,038.62
                                                                6        9,099,256.42        1,792,726.48         1,787,823.30
                                                                7        8,535,974.50        1,766,075.80         1,788,562.35
                                                                8       15,306,449.46        1,890,605.11         1,798,508.17
                                                                9       18,443,017.15        1,881,117.92         1,865,546.07
                                                               10       16,957,243.00        1,877,027.40         2,236,650.41
                                                               11       16,376,885.05        1,817,623.64         6,367,990.47
                                                               12       10,651,992.79        1,866,206.49         4,393,608.36
                                                               13        9,163,394.05        1,889,230.81         1,851,865.86
                                                               14        8,086,054.38        1,816,250.01         2,143,268.38
                                                               15        8,842,211.38        1,872,281.06         2,093,064.00
                                                               16       10,005,085.81        1,964,666.24         2,267,816.18
                                                               17       12,231,104.34        1,898,030.47         2,189,581.36
                                                               18        8,797,636.97        1,687,469.97         1,720,098.07
                                                               19        8,255,782.24        1,644,541.62         1,725,097.62
                                                               20       14,973,400.70        1,754,779.58         1,723,639.47
                                                               21       17,996,394.47        1,717,963.17         1,708,763.23
                                                               22       16,387,208.39        1,697,653.50         2,062,832.44
                                                               23       15,692,745.55        1,647,572.33         6,249,025.98
                                                               24        9,927,634.13        1,673,274.10         4,029,935.57
                                                               25        8,258,696.56        1,681,124.45         1,708,178.19
                                                               26        7,198,681.74        1,595,209.75         1,969,787.75
                                                               27        8,082,732.30        1,613,786.06         2,011,316.11
                                                               28        9,188,498.36        1,637,923.98         2,047,578.88
                                                               29       11,121,258.86        1,539,370.45         2,034,695.16
                                                               30        7,667,179.49        1,398,649.52         1,595,005.29
                                                               31        7,462,994.43        1,326,009.93         1,568,248.09
                                                               32       14,024,372.46        1,372,213.36         1,550,840.17
                                                               33       16,752,855.26        1,282,023.39         1,565,138.66
                                                               34       14,788,215.88        1,223,618.90         1,911,851.22
                                                               35       13,836,398.02        1,133,716.33         5,930,710.61
                                                               36        8,036,258.20        1,138,664.27         3,703,440.80
                                                               37        6,279,376.38        1,125,940.91         1,377,443.44
                                                               38        5,034,136.82        1,045,792.71         1,580,903.96
                                                               39        5,901,975.89        1,024,587.50         1,585,785.91
                                                               40        6,752,591.27        1,106,606.17         1,661,452.56
                                                               41        8,045,835.19          999,458.48         1,582,206.12
                                                               42        5,513,567.92          845,330.20         1,205,325.13
                                                               43        5,192,319.67          805,200.79         1,201,516.28
                                                               44        8,386,321.78          787,865.67         1,176,550.16
                                                               45       11,514,765.67          726,022.34         1,228,403.34
                                                               46        9,777,959.48          626,005.45         1,446,777.59
                                                               47        8,899,382.72          580,109.26         4,590,105.48
                                                               48        4,477,511.85          557,076.29         2,336,437.52
                                                               49        2,817,291.23          491,193.77           455,453.41
                                                               50        1,810,888.90          460,441.81           615,074.75
                                                               51        2,565,938.18          427,320.86           690,160.74
                                                               52        3,186,828.87          463,747.29           781,567.09
                                                               53        4,092,686.58          409,038.86           677,424.20
                                                               54        2,363,732.39          336,499.67           424,618.93
                                                               55        2,264,572.85          254,756.54           294,399.44
                                                               56        4,476,612.63          250,249.73           310,690.14
                                                               57        6,906,236.81          238,339.80           313,886.41
                                                               58        5,629,888.08          131,056.39           609,968.32
                                                               59        5,295,239.38           97,868.67         2,664,290.64
                                                               60        1,725,376.78           47,534.40         1,347,398.15
                                                               61          458,843.05           26,996.20            89,447.45
                                                               62          171,032.59           26,996.20           193,827.50
                                                               63          260,367.62           17,246.87           156,510.52
                                                               64          282,397.46           74,475.21           139,820.39
                                                               65          239,911.47            7,755.20            25,908.95
                                                               66           53,028.41            7,755.20             7,965.05
                                                               67           52,287.49            7,755.20             5,002.91
                                                               68          378,380.01            7,755.20             5,002.91
                                                               69          547,106.25           23,865.28             5,002.91
                                                               70          121,960.35                   -            89,387.07
                                                               71          224,027.78                   -            80,572.23
                                                               72                   -                   -                    -
                                                               73                   -                   -                    -
                                                               74                   -                   -                    -

Total Time Balance of Scheduled Cash Flows                             547,472,069.46       76,013,641.91       119,788,682.38





                                                                  ------------------------------------------------
NPV Data Input Section                                             05-Dec-00            05-Dec-00       05-Dec-00
                                                                  ------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                      POOL 1           POOL 2          POOL 3
Row 0 is total delinquent amount valued without discounting     0   9,728,202.39     1,955,857.76    2,109,216.59
                                                                1   5,065,111.99       824,020.18    1,257,981.58
                                                                2   4,403,278.79       796,195.44    1,018,152.89
                                                                3   6,468,827.15       783,454.03      990,239.93
                                                                4  11,844,688.00       756,656.40      968,839.84
                                                                5   9,637,511.47       714,690.47      964,055.28
                                                                6   9,471,845.95       664,317.55    1,018,496.39
                                                                7   6,578,272.49       676,968.73    2,594,245.45
                                                                8   3,375,579.65       683,792.25    3,092,046.28
                                                                9   3,462,379.63       594,223.90    1,283,551.25
                                                               10   3,369,115.40       585,060.96      824,025.14
                                                               11   3,747,626.39       622,486.06      880,866.06
                                                               12   4,695,964.81       630,052.59    1,119,616.85
                                                               13   3,758,803.62       521,268.62    1,032,184.16
                                                               14   3,243,181.10       523,142.12      823,946.02
                                                               15   3,662,321.93       486,294.34      777,265.74
                                                               16   7,411,731.15       455,859.33      749,201.00
                                                               17   6,472,236.63       342,491.28      713,703.49
                                                               18   6,151,161.86       301,885.20      827,366.65
                                                               19   3,952,307.01       332,438.78    1,946,790.62
                                                               20   1,360,550.93       266,246.09    2,131,507.38
                                                               21   1,518,711.58       240,288.68      723,403.52
                                                               22   1,317,103.94       210,708.44      358,485.76
                                                               23   1,668,940.58       217,790.78      384,583.65
                                                               24   2,167,295.35       253,055.69      586,828.79
                                                               25   1,709,131.98       217,787.55      428,289.04
                                                               26   1,206,324.57       176,720.05      364,077.81
                                                               27   1,707,875.03       149,114.05      243,770.19
                                                               28   4,244,936.30       148,954.48      232,837.84
                                                               29   3,790,358.06        93,916.25      190,091.76
                                                               30   3,433,595.27        46,916.24      267,045.49
                                                               31   2,027,369.12        54,521.23    1,198,035.42
                                                               32     295,224.90         3,579.83    1,566,421.49
                                                               33     399,401.97        14,230.46      362,897.08
                                                               34     214,941.71        23,131.42       84,033.67
                                                               35     269,664.70         3,579.83      112,701.91
                                                               36     307,554.73        63,140.18      136,484.17
                                                               37     105,126.23             0.00       86,399.55
                                                               38      30,763.42             0.00       11,702.56
                                                               39      70,161.27             0.00        3,389.77
                                                               40     370,176.61         8,575.42       13,932.78
                                                               41     269,574.94         7,534.66        3,389.77
                                                               42     153,192.04             0.00       16,264.46
                                                               43           0.00             0.00      127,855.13
                                                               44           0.00             0.00            0.00
                                                               45           0.00             0.00            0.00
                                                               46           0.00             0.00            0.00
                                                               47           0.00             0.00            0.00
                                                               48      24,566.26             0.00            0.00
                                                               49           0.00             0.00            0.00
                                                               50           0.00             0.00            0.00
                                                               51           0.00             0.00            0.00
                                                               52           0.00             0.00            0.00
                                                               53           0.00             0.00            0.00
                                                               54           0.00             0.00            0.00
                                                               55           0.00             0.00            0.00
                                                               56           0.00             0.00            0.00
                                                               57           0.00             0.00            0.00
                                                               58           0.00             0.00            0.00
                                                               59           0.00             0.00            0.00
                                                               60           0.00             0.00            0.00
                                                               61           0.00             0.00            0.00
                                                               62           0.00             0.00            0.00
                                                               63           0.00             0.00            0.00
                                                               64           0.00             0.00            0.00
                                                               65           0.00             0.00            0.00
                                                               66           0.00             0.00            0.00
                                                               67           0.00             0.00            0.00
                                                               68           0.00             0.00            0.00
                                                               69           0.00             0.00            0.00
                                                               70           0.00             0.00            0.00
                                                               71           0.00             0.00            0.00
                                                               72           0.00             0.00            0.00
                                                               73           0.00             0.00            0.00
                                                               74           0.00             0.00            0.00

Total Time Balance of Scheduled Cash Flows                        145,162,688.90    15,450,947.32   34,626,220.20



                                  Page 1 of 14




CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                                        Settle Date
Prepared by  Suzhen Ruan  (262) 636-7381       12/29/00            06:51 AM
Scheduled Payment Date                                                                                   15-Dec-00
Actual Payment Date                                                                                      15-Dec-00
Collection Period Begin Date                                                                             04-Nov-00
Collection Period End Date                     31-Jul-98           31-Jul-98            31-Aug-98        05-Dec-00
Days in accrual period (30/360)                                                                                 30
Days in accrual period (ACT/360)                                                                                30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                         $11,464,774.59

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                  $0.00
    Government obligors                                                                                      $0.00
          Total Warranty Repurchases                                                                         $0.00

Total Collections For The Period                                                                    $11,464,774.59

    Pool Balance (Beg. of Collection Period)                                                       $189,812,198.56
    Pool Balance (End of Collection Period)                                                        $179,278,145.67

Total Receivables Collection                                                                        $11,464,774.59
Negative Carry Withdrawls                                                                                    $0.00
Yield Supplement Withdrawals                                                                                 $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                      $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                            $106,350.89
Pre-Funding Account Reinvestment Income                                                                      $0.00

    Total Distribution Amount                                                                       $11,571,125.48

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                          $4,574,678.98
    Scheduled Amounts 60 days or more past due                                                       $2,481,307.95
    Net Losses on Liquidated Receivables                                                                $43,953.78
    Number of Loans at Beginning of Period                                                                  12,555
    Number of Loans at End of Period                                                                        12,258
    Repossessed Equipment not Sold or Reassigned (Beginning)                                         $1,932,715.26
    Repossessed Equipment not Sold or Reassigned (End)                                               $2,100,548.82

    Pre-Funding Account Reinvestment Income                                                                  $0.00


                                  Page 2 of 14


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                          15-Dec-00
Collection Period Begin Date                                                                                 04-Nov-00
Collection Period End Date                                                                                   05-Dec-00

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)       $189,812,198.56
    A-1 Note Beginning Principal Balance                                                                         $0.00
    A-2 Note Beginning Principal Balance                                                                         $0.00
    A-3 Note Beginning Principal Balance                                                                $34,925,710.62
    A-4 Note Beginning Principal Balance                                                               $134,794,000.00
    B Note Beginning Principal Balance                                                                   $7,592,487.94
    Deferred Purchase Price Beginning Principal Balance                                                 $12,400,000.00
    Certificate Beginning Principal Balance                                                                $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)             $179,278,145.67
    A-1 Note Principal Balance (End of Period)                                                                   $0.00
                                    A-1 Note Pool Factor (End of Period)                                     0.0000000
    A-2 Note Principal Balance (End of Period)                                                                   $0.00
                                    A-2 Note Pool Factor (End of Period)                                     0.0000000
    A-3 Note Principal Balance (End of Period)                                                          $24,813,019.84
                                    A-3 Note Pool Factor (End of Period)                                     0.1772359
    A-4 Note Principal Balance (End of Period)                                                         $134,794,000.00
                                    A-4 Note Pool Factor (End of Period)                                     1.0000000
    B Note Principal Balance (End of Period)                                                             $7,171,125.83
                                    B Note Pool Factor (End of Period)                                       0.2868450
    Deferred Purchase Price Principal Balance (End of Period)                                           $12,400,000.00
                                    Deferred Purchase Price Pool Factor (End of Period)                      1.0000000
    Certificate Principal Balance (end of Period)                                                          $100,000.00
                                    Certificate Pool Factor (endof Period)                                   1.0000000

COLLATERAL VALUE DECLINE                                                                                $10,534,052.89
    Pool Balance (Beg. of Collection Period)                                                           $189,812,198.56
    Pool Balance (End of Collection Period)                                                            $179,278,145.67

Total Distribution Amount (TDA)                                                                         $11,571,125.48
    Total Collections and Investment Income for the Period                                              $11,571,125.48
    Negative Carry Withdrawls                                                                                    $0.00
    Yield Supplement Withdrawals                                                                                 $0.00

Principal Distribution Amount  (PDA)                                                                    $10,534,052.89

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                 $10,534,052.89
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                     $10,112,690.78
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                          $421,362.11
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                       $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                          $0.00

Interest Distributable Amount                                                                              $934,377.39
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                     $169,098.65
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                     $664,983.73
    Noteholders' Interest Distributable Amount applicable to B Notes                                        $37,899.17
    Deferred Purchase Price Interest Distributable Amount                                                   $61,896.67
    Certificateholders'  Interest Distributable Amount                                                         $499.17

Spread Account
    Beginning Spread Account Balance                                                                    $12,499,916.99
    Deposit to Spread Account from Pre-Funding Account                                                           $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                   $164,924.37
    Distribution from Spread Account for Interest / Principal Shortfall                                          $0.00

    Specified Spread Account Balance                                                                    $12,499,916.99
    Ending Spread Account Balance (after distributions)                                                 $12,499,916.99

Credit Enhancement                                                                                               6.97%
    Spread account % of Ending Pool Balance                                                                      6.97%
    Overcollateralization % of Ending Pool Balance                                                               0.00%

Scheduled Amounts 30 - 59 days past due                                                                  $4,574,678.98
                                    as % of Ending Pool Balance                                                  2.55%
Scheduled Amounts 60 days or more past due                                                               $2,481,307.95
                                    as % of Ending Pool Balance                                                  1.38%
Net Losses on Liquidated Receivables                                                                        $43,953.78
                                    as % of Ending Pool Balance                                                  0.02%



                                  Page 3 of 14




    PART III -- SERVICING CALCULATIONS                                 15-Dec-00

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE            Pool 1 (Retail) Cutoff Pool 2 (FPL) Cutoff Pool 3 (Retail) Cutoff


    Wtd. Avg. APR                                                              8.559%              8.559%               8.668%
    Contract Value (Beg. of Collection Period), by origination pool
    Contract Value  (End of Collection Period), by origination pool  $459,900,298.88      $65,328,940.14       $99,766,610.37
                                                                     ----------------     ---------------      ---------------
    Contract Value Decline

    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Withdrawls
    Yield Supplement Withdrawals

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)
    Total Unscheduled Principal





    PART III -- SERVICING CALCULATIONS                                      15-Dec-00

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                         Pool 1           Pool 2          Pool 3


    Wtd. Avg. APR                                                              8.559%           8.559%          8.668%
    Contract Value (Beg. of Collection Period), by origination pool   $140,646,950.31   $16,029,433.50  $33,135,814.75
    Contract Value  (End of Collection Period), by origination pool   $133,408,054.52   $14,431,756.37  $31,438,334.78
                                                                     ----------------  --------------- --------------
    Contract Value Decline                                              $7,238,895.79    $1,597,677.13   $1,697,479.97
                                                                                5.15%            9.97%           5.12%
    Initial Pool Balance                                              $624,995,849.39
    Pool Balance (End of Collection Period)                           $179,278,145.67

    Collections and Investment Income for the period                   $11,571,125.48
    Negative Carry Withdrawls                                                   $0.00
    Yield Supplement Withdrawals                                                $0.00

    Total Distribution Amount (TDA)                                    $11,571,125.48
    Principal Distribution Amount  (PDA)                               $10,534,052.89

    Initial B Percentage                                                       4.000%
    Unscheduled Principal (per pool)                                            $0.00            $0.00           $0.00
    Total Unscheduled Principal                                                 $0.00


                                   Page 4 of 14

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount                                                                                   10,534,052.89

    A-1 Note Beginning Principal Balance                                                                                     $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                                              0.00%
    Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time
      Excess Prefund Acct. Pmt.)                                                                                             $0.00
    One-Time Excess Prefunding Account Payment                                                                               $0.00
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

    Principal Distributable Amount Remaining                                                                        $10,534,052.89

    A-2 Note Beginning Principal Balance                                                                                     $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                                              0.00%
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

    Principal Distributable Amount Remaining                                                                        $10,534,052.89

    A-3 Note Beginning Principal Balance                                                                            $34,925,710.62
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                                             96.00%
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                 $10,112,690.78

    Principal Distributable Amount Remaining                                                                           $421,362.11

    A-4 Note Beginning Principal Balance                                                                           $134,794,000.00
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                                                              0.00%
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

    Principal Distributable Amount Remaining                                                                           $421,362.11

    B Note Beginning Principal Balance                                                                               $7,592,487.94
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
    B Noteholders' Share of the Principal Distribution Amount                                                                4.00%
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $421,362.11

    Principal Distributable Amount Remaining                                                                                 $0.00

    Deferred Purchase Price Beginning Principal Balance                                                             $12,400,000.00
    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
    Deferred Purchase Price Share of the Principal Distribution Amount                                                       0.00%
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                   $0.00

    Certificate Purchase Price Beginning Principal Balance                                                             $100,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
    Certificateholders' Share of the Principal Distribution Amount                                                           0.00%
    Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                       $0.00

    Interest Accrued on Class A-1 Notes this period                           5.6075%             ACT/360                    $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                       $0.00

    Interest Accrued on Class A-2 Notes this period                           5.7000%              30/360                    $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                       $0.00

    Interest Accrued on Class A-3 Notes this period                           5.8100%              30/360              $169,098.65
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $169,098.65

    Interest Accrued on Class A-4 Notes this period                           5.9200%              30/360              $664,983.73
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                 $664,983.73

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $834,082.38
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Offered Noteholders' Interest Distributable Amount                                                                 $834,082.38

    Interest Accrued on Class B Notes this period                             5.9900%              30/360               $37,899.17
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                                    $37,899.17

    Interest Accrued on Deferred Purchase Price this period                   5.9900%              30/360               $61,896.67
    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                   $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
    Deferred Purchase Price Interest Distributable Amount                                                               $61,896.67

    Interest Accrued on Certificates this period                              5.9900%              30/360                  $499.17
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
    Certificateholders' Interest Distributable Amount                                                                      $499.17


                                   Page 5 of 14

    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    a. Total Distribution Amount (TDA)                                                                              $11,571,125.48

    Administration Fee Shortfall (Previous Period)                                                                           $0.00
    Administration Fee Accrued during this Period                             $500.00 per quarter                          $166.67
    Administration Fee Paid this Period from TDA                                                                           $166.67
    Administration Fee Shortfall                                                                                             $0.00

    Total Distribution Amount Remaining                                                                             $11,570,958.81

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Interest Accrued on Class A-1 Notes this period                                                                          $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                  $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Interest Accrued on Class A-2 Notes this period                                                                          $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                  $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Interest Accrued on Class A-3 Notes this period                                                                    $169,098.65
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $169,098.65
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Interest Accrued on Class A-4 Notes this period                                                                    $664,983.73
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                            $664,983.73
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                           $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $834,082.38
    Offered Noteholders' Interest Paid this Period from TDA                                                            $834,082.38
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                 $0.00

    Total Distribution Amount Remaining                                                                             $10,736,876.43

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
    Interest Due (in Arrears) on above Shortfall                                                                             $0.00
    Interest Accrued on B Notes this period                                                                             $37,899.17
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                                               $37,899.17
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

    Total Distribution Amount Remaining                                                                             $10,698,977.26

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

    Total Distribution Amount Remaining                                                                             $10,698,977.26

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

    Total Distribution Amount Remaining                                                                             $10,698,977.26

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                          $10,112,690.78
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                   $10,112,690.78
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

    Total Distribution Amount Remaining                                                                                $586,286.48

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

    Total Distribution Amount Remaining                                                                                $586,286.48

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
    B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $421,362.11
    B Noteholders' Principal Distributable Amount Paid from TDA                                                        $421,362.11
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

    Total Excess Distribution Amount Remaining                                                                         $164,924.37


                                   Page 6 of 14


    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                                    $0.00

    New Collateral Purchased                                                                                                 $0.00
    Deposit to Spread Account                                                   2.00%                                        $0.00
    Deposit to Yield Supplement Account                                                                                      $0.00
                                                                                                                             -----
    Payment to Seller                                                                                                        $0.00
    Payment to Class A-1 after Funding is Complete                                                                           $0.00

    Ending Pre-Funding Account Balance                                                                                       $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                                                            $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                                 $0.00
    Negative Carry                                                                                                       3.268374%
    Number of Days Remaining                                                                                                0 days

    Pre-Funded Percentage                                                                                                   0.000%
    Negative Carry Withdrawls                                                                                                $0.00
    Cumulative Negative Carry Withdrawls                                                                               $300,471.65
    Maximum Negative Carry Amount                                                                                            $0.00
    Required Negative Carry Account Balance                                                                                  $0.00
    Interim Ending Negative Carry Account Balance                                                                            $0.00
    Negative Carry Amount Released to Seller                                                                                 $0.00

    Ending Negative Carry Account Balance                                                                                    $0.00

    6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

    Beginning Yield Supplement Account Balance                                                                               $0.00
    Deposit to Yield Supplement Account from Pre-Funding Account                                                             $0.00
    Receivables Percentage                                                                                                 100.00%
    Withdrawal of Yield Supplement Amount                                                                                    $0.00
    Maximum Yield Supplement Amount                                                                                          $0.00
    Required Yield Supplement Amount                                                                                         $0.00
    Interim Yield Supplement Account Balance                                                                                 $0.00
    Yield Supplement Amount Released to Seller                                                                               $0.00

    Ending Yield Supplement Account Balance                                                                                  $0.00

    7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                                                $12,499,916.99
    Deposit to Spread Account from Pre-Funding Account                                                                       $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                               $164,924.37

    Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                    $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                    $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                    $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                    $0.00
    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00
    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

    Preliminary Spread Account Balance Remaining                                                                    $12,664,841.36


    Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                      $11,388,333.59
    Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                          NO
    12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                $2,627,994.18
    Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                                 NO
    60 day or GREATER THAN Delinquent Scheduled Amounts                                                              $2,481,307.95
    Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                           NO
    Are any of the three conditions "YES"?                                                                        NO

    Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

    As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged to the trust was $47,514.04

    If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

    Restated Cumulative Realized Losses:                                                                             11,435,847.63
    Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                          NO


    Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                                   $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                          $24,813,019.84
    Preliminary A-4 Note Principal Balance (End of Period)                                                         $134,794,000.00
    Preliminary B Note Principal Balance (End of Period)                                                             $7,171,125.83
    Preliminary Total Principal Balance of Notes  (End of Period)                                                  $166,778,145.67

    Specified Spread Account Balance                                                                                $12,499,916.99
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                       2.00%                               $12,499,916.99

    (b) the Note Balance                                                                                            166,778,145.67

    Preliminary Spread Account Balance Remaining                                                                    $12,664,841.36
    Preliminary Excess Amount in Spread Account                                                                        $164,924.37
    Preliminary Shortfall Amount in Spread Account                                                                           $0.00

    Deposit to Spread Account from Remaing Excess Distribution                                                              ($0.00)

    Spread Account Excess                                                                                              $164,924.37

    Ending Spread Account Balance (after distributions)                                                             $12,499,916.99
    Net Change in Spread Account Balance                                                                                     $0.00

    Total Excess Distribution Amount Remaining                                                                         $164,924.37

    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                   $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
    Interest Accrued on Deferred Purchase Price this period                                                             $61,896.67
    Deferred Purchase Price Interest Paid from Excess Distribution                                                      $61,896.67
    Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                        $0.00

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
    Interest Accrued on Certificates this period                                                                           $499.17
    Certificateholders' Interest Paid from Excess Distribution                                                             $499.17
    Certificateholders' Interest Carryover Shortfall (Current Period)                                                        $0.00

    Total Excess Distribution Amount Remaining                                                                         $102,528.53

    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
    Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                    $0.00
    Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution              $0.00
    Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                       $0.00

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
    Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                        $0.00
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                  $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

    Total Excess Distribution Amount Remaining                                                                         $102,528.53

    Servicing Fee Shortfall (Previous Period)                                                                        $1,030,304.52
    Servicing Fees Accrued during this Period                                   1.00%                                  $158,176.83
    Adjustment to Servicing Fee                                                                                        $654,977.36
    Adjustment to Excess Distribution Amount Remaining                                                                       $0.00
    Servicing Fees Paid this Period from Excess Distribution                                                           $102,528.53
    Servicing Fee Shortfall                                                                                          $1,740,930.18

    Total Excess Distribution Amount Remaining                                                                               $0.00


                                                          Page 8 of 14


    8.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                       $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
    Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                   $0.00
    Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                  $0.00
    Certificateholders' Interest Carryover Shortfall  (Current Period)                                                       $0.00
    Certificateholders' Principal Carryover Shortfall  (Current Period)                                                      $0.00

    A-1 Note Principal Balance (End of Period)                                                                               $0.00
    A-2 Note Principal Balance (End of Period)                                                                               $0.00
    A-3 Note Principal Balance (End of Period)                                                                      $24,813,019.84
    A-4 Note Principal Balance (End of Period)                                                                     $134,794,000.00
    B Note Principal Balance (End of Period)                                                                         $7,171,125.83
    Deferred Purchase Price Principal Balance (End of Period)                                                       $12,400,000.00
    Certificate Principal Balance (end of Period)                                                                      $100,000.00
    Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                     $179,278,145.67

    A-1 Note Pool Factor (End of Period)                              $112,706,000.00                                    0.0000000
    A-2 Note Pool Factor (End of Period)                              $200,000,000.00                                    0.0000000
    A-3 Note Pool Factor (End of Period)                              $140,000,000.00                                    0.1772359
    A-4 Note Pool Factor (End of Period)                              $134,794,000.00                                    1.0000000
    B Note Pool Factor (End of Period)                                 $25,000,000.00                                    0.2868450
    Deferred Purchase Price Pool Factor (End of Period)                $12,400,000.00                                    1.0000000
    Certificate Pool Factor (endof Period)                                $100,000.00                                    1.0000000
    Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                      0.2868450

    Specified Spread Account Balance (after all distributions and adjustments)                                      $12,499,916.99

    Yield Supplement Account Balance (after alldistributions and adjustment):                                                $0.00


                                                                Page 9 of 14



CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                  15-Dec-00

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                $0.00
         per $1,000 original principal amount:                                                                     $0.00

    (b)  A-2 Notes:                                                                                               $0.00
         per $1,000 original principal amount:                                                                    $0.00

    (c)  A-3 Notes:                                                                                      $10,112,690.78
         per $1,000 original principal amount:                                                                   $72.23

    (d)  A-4 Notes:                                                                                               $0.00
         per $1,000 original principal amount:                                                                    $0.00

    (e)  B Notes:                                                                                           $421,362.11
         per $1,000 original principal amount:                                                                   $16.85

    (f)  Total                                                                                           $10,534,052.89

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                               $0.00
         per $1,000 original principal amount:                                                                    $0.00

    (b)  A-2 Notes:                                                                                               $0.00
         per $1,000 original principal amount:                                                                    $0.00

    (c)  A-3 Notes:                                                                                         $169,098.65
         per $1,000 original principal amount:                                                                    $1.21

    (d)  A-4 Notes:                                                                                         $664,983.73
         per $1,000 original principal amount:                                                                    $4.93

    (e)  B Notes:                                                                                            $37,899.17
         per $1,000 original principal amount:                                                                    $1.52

    (f)  Total                                                                                              $871,981.55

(3) Pool Balance at the end of the related Collection Period                                            $179,278,145.67

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                                                          $0.00
        (ii)  A-1 Note Pool Factor:                                                                           0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                                                          $0.00
        (ii)  A-2 Note Pool Factor:                                                                           0.0000000

    (c) (i)   outstanding principal amount of A-3 Notes:                                                 $24,813,019.84
        (ii)  A-3 Note Pool Factor:                                                                           0.1772359

    (d) (i)   outstanding principal amount of A-4 Notes:                                                $134,794,000.00
        (ii)  A-4 Note Pool Factor:                                                                           1.0000000

    (e) (i)   outstanding principal amount of B Notes:                                                    $7,171,125.83
        (ii)  B Note Pool Factor:                                                                             0.2868450

    (f) (i)   Deferred Purchase Price Balance                                                            $12,400,000.00
        (ii)  Deferred Purchase Price Pool Factor:                                                            1.0000000

    (g) (i)   Certificate Balance                                                                           $100,000.00
        (ii)  Certificate Pool Factor:                                                                       1.00000000

(5)  Amount of Servicing Fee:                                                                               $102,528.53
        per $1,0000 Beginning of Collection Period:                                                          0.72897798

(6)  Amount of Administration Fee:                                                                              $166.67
        per $1,0000 Beginning of Collection Period:                                                          0.00118502

(7)  Aggregate Purchase Amounts for Collection Period:                                                            $0.00

(8)  Aggregate amount of Realized Losses for the Collection Period:                                          $43,953.78

(9)  Amount in Spread Account:                                                                           $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                           $0.00

(13)  Amount in Yield Supplement Account:                                                                         $0.00


                                                      Page 10 of 14


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
   $12,400,000 Deferred Purchase Price
       $100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                  15-Dec-00

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                $0.00
         per $1,000 original principal amount:                                                                     $0.00

    (b)  A-2 Notes:                                                                                                $0.00
         per $1,000 original principal amount:                                                                     $0.00

    (c)  A-3 Notes:                                                                                       $10,112,690.78
         per $1,000 original principal amount:                                                                    $72.23

    (d)  A-4 Notes:                                                                                                $0.00
         per $1,000 original principal amount:                                                                     $0.00

    (e)  B Notes:                                                                                            $421,362.11
         per $1,000 original principal amount:                                                                    $16.85

    (f)  Deferred Purchase Price:                                                                                  $0.00
         per $1,000 original principal amount:                                                                     $0.00

    (g)  Certificates:                                                                                              0.00
         per $1,000 original principal amount:                                                                     $0.00

    (h)  Total:                                                                                           $10,534,052.89

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                $0.00
         per $1,000 original principal amount:                                                                     $0.00

    (b)  A-2 Notes:                                                                                                $0.00
         per $1,000 original principal amount:                                                                     $0.00

    (c)  A-3 Notes:                                                                                          $169,098.65
         per $1,000 original principal amount:                                                                     $1.21

    (d)  A-4 Notes:                                                                                          $664,983.73
         per $1,000 original principal amount:                                                                     $4.93

    (e)  B Notes:                                                                                             $37,899.17
         per $1,000 original principal amount:                                                                     $1.52

    (f)  Deferred Purchase Price:                                                                             $61,896.67
         per $1,000 original principal amount:                                                                     $4.99

    (g)  Certificates:                                                                                           $499.17
         per $1,000 original principal amount:                                                                     $4.99

    (h)  Total:                                                                                              $934,377.39

(3)  Pool Balance at end of related Collection Period:                                                   $179,278,145.67

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)   outstanding principal amount of A-1 Notes:                                                           $0.00
        (ii)  A-1 Note Pool Factor:                                                                            0.0000000

    (b) (i)   outstanding principal amount of A-2 Notes:                                                           $0.00
        (ii)  A-2 Note Pool Factor:                                                                            0.0000000

    (c) (i)   outstanding principal amount of A-3 Notes:                                                  $24,813,019.84
        (ii)  A-3 Note Pool Factor:                                                                            0.1772359

    (d) (i)   outstanding principal amount of A-4 Notes:                                                 $134,794,000.00
        (ii)  A-4 Note Pool Factor:                                                                            1.0000000

    (e) (i)   outstanding principal amount of B Notes:                                                     $7,171,125.83
        (ii)  C Note Pool Factor:                                                                              0.2868450

    (f) (i)   Deferred Purchase Price Balance                                                             $12,400,000.00
        (ii)  Certificate Pool Factor:                                                                         1.0000000

    (g) (i)   Certificate Balance                                                                             100,000.00
        (ii)  Certificate Pool Factor:                                                                         1.0000000


                                                     Page 11 of 14


(5)  Amount of Servicing Fee:                                                                                $102,528.53
         per $1,000 Beginning of Collection Period:                                                            0.7289780

(6)  Amount of Administration Fee:                                                                               $166.67
         per $1,000 Beginning of Collection Period:                                                            0.0011850

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the Collection Period:                                           $43,953.78

(9)  Amount in Spread Account:                                                                            $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00

(13)  Amount in Yield Supplement Account:                                                                          $0.00

========================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                   15-Dec-00

(1)  Payment of Administration Fee to Administrator:                                                              $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                             $871,981.55

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                  $10,534,052.89

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                           $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                  $499.17

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                    $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                    $102,528.53

(9)  Release to Seller from Excess Collections over Distributions                                                   $0.00

Check for Error                                                                                           NO ERROR
Sum of Above Distributions                                                                                11,571,125.48
Total Distribution Amount plus Releases to Seller                                                         11,571,125.48

==========================================================================================================================



CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                   15-Dec-00
(1)  Total Distribution Amount:                                                                            $11,571,125.48

(2)  Administration Fee:                                                                                          $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                            $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                             $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                            $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                             $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                      $169,098.65

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                             $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                      $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                            $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                        $37,899.17

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                              $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                     $871,981.55
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                              $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                             $10,112,690.78

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                  96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                     $10,112,690.78

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                   0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                              $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                  $421,362.11

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                     4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                 $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                          $421,362.11

(34)  Noteholders' Principal Distribution Amount:                                                          $10,534,052.89

(35)  Noteholders' Distributable Amount:                                                                   $11,406,034.44


(36)  Deposit to Spread Account (from excess collections):                                                    $164,924.37

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                         $12,499,916.99
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                  $12,499,916.99


    (b) the Note Balance                                                                                  $166,778,145.67

(38)  Spread Account Balance over the Specified Spread Account Balance:                                       $164,924.37

(39)  Deffered Purchase Price Interest Distribution Amount:                                                    $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                         $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price           0.00%


                                   Page 13 of 14


(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                            $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                        $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                        $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                             $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                           $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                             $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                      0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                       $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                   $0.00

(44)  Certificates Principal Distribution Amount:                                                                   $0.00

(45)  Certificates Distribution Amount:                                                                           $499.17

(46)  Servicing Fee:                                                                                          $102,528.53

==========================================================================================================================




CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                      00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                              $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                             $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                                           $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                 $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                           $189,812,198.56

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                 $0.00
           A-1 Note Pool Factor:                                                                                   0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                 $0.00
           A-2 Note Pool Factor:                                                                                   0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                        $24,813,019.84
           A-3 Note Pool Factor:                                                                                   0.1772359

           Outstanding Principal Balance of A-4 Notes:                                                       $134,794,000.00
           A-4 Note Pool Factor:                                                                                   1.0000000

           Outstanding Principal Balance of B Notes:                                                           $7,171,125.83
           B Note Pool Factor:                                                                                     0.2868450

           Outstanding Principal Balance of the Deferred Purchase Price:                                      $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                    1.0000000

           Outstanding Principal Balance of the Certificates:                                                     100,000.00
           Certificate Pool Factor:                                                                                1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                        $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                      $43,953.78

(53)  Spread Account Balance after giving effect to all distributions:                                        $12,499,916.99



                                   Page 14 of 14




CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates
                                                                              29-Dec-00
                                                                               06:55 AM
Prepared by  Suzhen Ruan (262) 636-7381                               File: us98-c3.xls

                                                                 -----------------------------------------------------------------
NPV Data Input Section                                                31-Oct-98          31-Oct-98           30-Nov-98
                                                                 -----------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date             Pool 1 (Retail) Cutoff Pool 2 (LPL) Cutoff Pool 3 (Retail) Cutoff
Row 0 is total delinquent amount valued without discounting       0        1,575,417.93         893,634.21           219,386.35
                                                                  1       12,428,455.95       4,354,139.23         2,644,522.52
                                                                  2        7,371,846.12       4,674,788.83         1,584,402.47
                                                                  3        5,289,520.70       2,544,216.93         1,855,974.40
                                                                  4        5,549,122.56       2,881,522.46         1,704,737.57
                                                                  5        5,505,194.10       3,871,835.68         1,961,839.20
                                                                  6        4,841,682.97       2,994,089.99         1,921,414.50
                                                                  7        4,735,558.70       2,501,055.77         1,868,954.33
                                                                  8        7,284,400.76       1,980,387.14         2,141,734.04
                                                                  9        7,653,812.72       2,680,818.10         3,617,113.04
                                                                 10       21,545,307.93       3,075,152.55         2,351,879.43
                                                                 11       17,563,069.20       2,396,425.69        12,867,986.46
                                                                 12       13,896,057.40       3,406,721.59         8,634,128.19
                                                                 13        7,630,180.31       3,038,517.25         2,795,157.06
                                                                 14        7,333,548.54       5,607,985.11         1,931,437.32
                                                                 15        4,538,294.37       2,660,146.64         1,726,348.93
                                                                 16        4,735,598.76       3,431,092.35         1,693,724.42
                                                                 17        4,676,012.46       4,794,930.31         1,953,339.63
                                                                 18        4,279,116.05       3,585,222.15         1,847,727.58
                                                                 19        4,258,063.42       2,918,011.82         1,804,299.69
                                                                 20        4,834,936.67       2,702,553.33         2,020,268.67
                                                                 21        5,837,618.11       3,052,838.45         3,250,869.84
                                                                 22       18,406,951.02       3,387,245.79         2,265,861.38
                                                                 23       14,429,414.68       2,874,484.95        12,693,501.44
                                                                 24        9,799,857.01       3,050,881.01         8,518,011.39
                                                                 25        5,747,699.28       3,304,658.17         2,534,168.99
                                                                 26        6,646,864.59       4,872,982.01         1,826,923.92
                                                                 27        4,073,116.36       2,529,108.55         1,607,600.24
                                                                 28        4,242,598.85       3,440,621.84         1,589,325.37
                                                                 29        4,301,149.03       3,598,961.33         1,820,250.82
                                                                 30        3,931,310.80       3,438,274.88         1,696,093.38
                                                                 31        3,817,604.92       2,477,709.00         1,678,611.69
                                                                 32        4,410,871.91       1,630,415.36         1,892,656.68
                                                                 33        5,306,408.17       2,041,407.37         2,959,438.93
                                                                 34       17,223,090.60       2,413,573.36         1,977,856.42
                                                                 35       13,550,783.42       2,055,505.92        12,344,536.46
                                                                 36        8,821,655.67       1,957,189.55         8,124,445.59
                                                                 37        4,882,176.71       1,759,653.26         2,137,158.76
                                                                 38        5,611,324.84       2,311,011.13         1,494,488.17
                                                                 39        3,289,450.23       1,618,491.96         1,264,402.10
                                                                 40        3,234,177.22       1,965,389.75         1,214,337.67
                                                                 41        3,204,975.44       2,085,981.24         1,371,092.65
                                                                 42        2,927,498.69       2,155,442.07         1,336,450.33
                                                                 43        2,942,625.98       2,048,778.26         1,288,553.24
                                                                 44        3,391,248.11       1,282,570.89         1,535,024.03
                                                                 45        4,120,665.41       1,428,449.02         2,344,258.90
                                                                 46       14,086,732.21       1,063,786.42         1,574,209.35
                                                                 47        9,773,524.10       1,066,070.37        10,399,765.13
                                                                 48        5,934,968.38       1,193,865.28         6,707,017.01
                                                                 49        2,864,720.06       1,091,887.29         1,370,272.60
                                                                 50        3,473,332.00       1,511,046.96           914,610.17
                                                                 51        1,547,204.93         921,688.02           643,093.43
                                                                 52        1,532,851.50         729,104.05           539,291.51
                                                                 53        1,383,990.96       1,047,778.43           630,126.48
                                                                 54        1,093,526.42       1,351,693.73           647,505.70
                                                                 55        1,159,104.92       1,095,311.66           593,611.52
                                                                 56        1,490,135.83         222,192.60           805,506.57
                                                                 57        2,415,661.06          80,369.23         1,473,600.06
                                                                 58       10,473,190.48         301,655.28           855,709.82
                                                                 59        6,749,706.28          80,861.17         8,044,965.35
                                                                 60        3,600,290.25          89,459.32         5,281,694.34
                                                                 61        1,181,371.47         137,361.69           890,749.68
                                                                 62        1,317,014.18           7,213.44           508,368.45
                                                                 63          220,165.78          19,217.85           136,994.39
                                                                 64          157,479.31           9,491.94            89,798.40
                                                                 65          254,513.22         100,609.82            66,207.24
                                                                 66           21,238.46          34,119.17            57,752.19
                                                                 67           22,370.17         130,382.97            22,016.45
                                                                 68          133,181.56                  -            37,634.02
                                                                 69          118,180.66                  -           192,217.79
                                                                 70          541,767.57                  -           284,885.72
                                                                 71          352,439.24                  -           449,919.50
                                                                 72                   -                  -                    -
                                                                 73                   -                  -                    -
                                                                 74                   -                  -                    -

Total Time Balance of Scheduled Cash Flows                               393,574,995.64     142,060,038.94       183,129,817.04





                                                  --------------------------------------------------------------------------------
NPV Data Input Section                                05-Dec-00                  05-Dec-00           05-Dec-00          05-Dec-00
                                                  --------------------------------------------------------------------------------

Scheduled cash flows as of the
   indicated cutoff date                                    Pool 1               Pool 2              Pool 3             Pool 4
Row 0 is total delinquent amount
   valued without discounting                   0        6,829,183.33         6,149,896.94        4,395,702.42       1,540,984.55
                                                1        3,513,517.52         2,528,364.57        1,335,579.43         490,567.06
                                                2        2,432,380.37         2,009,222.11        1,009,123.38         131,622.93
                                                3        3,055,428.64         2,342,291.40        1,266,225.46         162,215.30
                                                4        2,720,061.46         2,851,696.66        1,129,602.08         156,201.43
                                                5        2,411,691.83         2,074,560.02        1,258,768.36         144,052.52
                                                6        2,383,410.03         1,281,595.43        1,053,145.03         167,897.46
                                                7        2,956,103.72           981,219.40        1,106,892.63         131,342.88
                                                8        4,806,007.81         1,341,526.93        1,218,292.16         131,819.67
                                                9       10,884,538.15         1,689,175.17        1,501,116.94         362,045.22
                                               10        7,133,697.63         1,414,834.80        3,245,456.79         235,516.79
                                               11        3,477,403.17         1,211,556.12        6,928,257.68       1,217,001.17
                                               12        3,892,980.85         1,702,948.05        2,165,331.77       1,776,415.04
                                               13        2,812,979.98         1,320,851.49        1,123,015.72         418,081.30
                                               14        1,917,338.30         1,195,444.40          782,788.51         107,750.33
                                               15        2,297,084.64         1,423,382.94          942,810.99         124,521.34
                                               16        2,022,547.59         1,502,681.33          901,867.18         145,872.07
                                               17        1,906,419.90         1,533,826.01          966,336.08         132,563.76
                                               18        1,879,759.99           919,238.35          828,252.72         155,838.37
                                               19        2,296,040.79           985,491.93          882,145.62         118,621.85
                                               20        3,775,710.38           686,471.64          977,057.40         112,057.87
                                               21        8,380,412.81           763,104.93        1,169,249.64         344,090.74
                                               22        5,035,793.39           759,017.46        2,601,992.79         215,830.35
                                               23        2,098,819.73           591,360.49        5,529,916.02       1,204,630.93
                                               24        2,370,741.10           995,691.62        1,535,538.71       1,831,132.04
                                               25        1,578,128.48           815,945.03          705,469.92         380,530.61
                                               26          829,473.73           608,040.31          368,362.34          67,413.48
                                               27        1,154,484.76           707,278.99          503,639.26          74,708.96
                                               28          809,887.98           661,577.17          434,880.20         112,226.44
                                               29          714,033.79         1,098,409.29          449,018.81          95,547.94
                                               30          712,241.59           490,631.82          340,855.47         118,582.18
                                               31        1,106,727.60            29,293.64          399,801.22          68,616.21
                                               32        2,480,419.73           108,158.88          504,402.49          76,811.02
                                               33        5,906,664.67           188,736.44          753,216.14         208,852.16
                                               34        3,239,360.81            19,381.79        1,714,408.52         141,999.48
                                               35          997,553.24            77,964.94        4,335,146.46       1,201,272.98
                                               36        1,131,407.64            78,664.94        1,091,696.70       1,548,675.13
                                               37          487,162.16             6,214.94          446,351.36         300,944.53
                                               38          107,390.18             6,214.94           82,035.50          39,908.75
                                               39          125,205.89            62,288.94          198,938.36          47,204.23
                                               40           71,943.58            23,623.29           41,998.16          57,460.46
                                               41           10,070.09            30,510.00           45,439.60          22,624.68
                                               42           16,728.57                 0.00           24,000.46          14,706.10
                                               43          113,928.48                 0.00           11,891.62          16,034.09
                                               44          142,114.33                 0.00           20,137.67           3,901.29
                                               45          490,386.86                 0.00          125,396.76          68,539.97
                                               46           38,717.19                 0.00          456,808.63           3,901.29
                                               47                0.00                 0.00           14,504.42         565,956.34
                                               48           34,284.52                 0.00            8,972.94          30,331.38
                                               49                0.00                 0.00                0.00               0.00
                                               50                0.00                 0.00                0.00               0.00
                                               51                0.00                 0.00                0.00               0.00
                                               52                0.00                 0.00                0.00               0.00
                                               53                0.00                 0.00                0.00               0.00
                                               54                0.00                 0.00                0.00               0.00
                                               55                0.00                 0.00                0.00               0.00
                                               56                0.00                 0.00                0.00               0.00
                                               57                0.00                 0.00                0.00               0.00
                                               58                0.00                 0.00                0.00               0.00
                                               59                0.00                 0.00                0.00               0.00
                                               60                0.00                 0.00                0.00               0.00
                                               61                0.00                 0.00                0.00               0.00
                                               62                0.00                 0.00                0.00               0.00
                                               63                0.00                 0.00                0.00               0.00
                                               64                0.00                 0.00                0.00               0.00
                                               65                0.00                 0.00                0.00               0.00
                                               66                0.00                 0.00                0.00               0.00
                                               67                0.00                 0.00                0.00               0.00
                                               68                0.00                 0.00                0.00               0.00
                                               69                0.00                 0.00                0.00               0.00
                                               70                0.00                 0.00                0.00               0.00
                                               71                0.00                 0.00                0.00               0.00
                                               72                0.00                 0.00                0.00               0.00
                                               73                0.00                 0.00                0.00               0.00
                                               74                0.00                 0.00                0.00               0.00

Total Time Balance of Scheduled Cash Flows             115,588,368.98        45,268,385.54       58,931,838.52      16,825,422.67



                                Page 1 of 14




CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates
                                 Settle Date                   18-Nov-98
Prepared by  Suzhen Ruan (262) 636-7381         12/29/00        06:55 AM
Scheduled Payment Date                                                                         15-Dec-00
Actual Payment Date                                                                            15-Dec-00
Collection Period Begin Date                                                                   04-Nov-00
Collection Period End Date                      31-Oct-98      31-Oct-98    30-Nov-98          05-Dec-00
Days in accrual period (30/360)                                                                       30
Days in accrual period (ACT/360)                                                                      30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                               $17,142,422.41

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                        $0.00
    Government obligors                                                                            $0.00
          Total Warranty Repurchases                                                               $0.00

Total Collections For The Period                                                          $17,142,422.41

    Pool Balance (Beg. of Collection Period)                                             $225,123,277.19
    Pool Balance (End of Collection Period)                                              $212,664,159.13

Total Receivables Collection                                                              $17,142,422.41
Negative Carry Withdrawls                                                                          $0.00
Yield Supplement Withdrawals                                                                       $0.00
Spread Account Withdrawals to Pay NoteHolders                                                      $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                            $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                  $128,579.17
Pre-Funding Account Reinvestment Income                                                            $0.00

    Total Distribution Amount                                                             $17,271,001.58

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                $7,560,326.32
    Scheduled Amounts 60 days or more past due                                             $2,720,610.71
    Net Losses on Liquidated Receivables                                                    ($103,303.60)
    Number of Loans at Beginning of Period                                                         9,858
    Number of Loans at End of Period                                                               9,534
    Repossessed Equipment not Sold or Reassigned (Beginning)                               $1,926,436.86
    Repossessed Equipment not Sold or Reassigned (End)                                     $1,423,029.17

    Pre-Funding Account Reinvestment Income                                                        $0.00



                                Page 2 of 14




CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                          15-Dec-00
Collection Period Begin Date                                                                                 04-Nov-00
Collection Period End Date                                                                                   05-Dec-00

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)       $225,112,489.47
    A-1 Note Beginning Principal Balance                                                                         $0.00
    A-2 Note Beginning Principal Balance                                                                         $0.00
    A-3 Note Beginning Principal Balance                                                                $43,818,517.42
    A-4 Note Beginning Principal Balance                                                               $148,350,000.00
    B Note Beginning Principal Balance                                                                  $11,818,972.05
    Deferred Purchase Price Beginning Principal Balance                                                 $21,025,000.00
    Certificate Beginning Principal Balance                                                                $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)             $212,653,371.41
    A-1 Note Principal Balance (End of Period)                                                                   $0.00
                                     A-1 Note Pool Factor (End of Period)                                    0.0000000
    A-2 Note Principal Balance (End of Period)                                                                   $0.00
                                     A-2 Note Pool Factor (End of Period)                                    0.0000000
    A-3 Note Principal Balance (End of Period)                                                          $32,013,503.06
                                     A-3 Note Pool Factor (End of Period)                                    0.2910318
    A-4 Note Principal Balance (End of Period)                                                         $148,350,000.00
                                     A-4 Note Pool Factor (End of Period)                                    1.0000000
    B Note Principal Balance (End of Period)                                                            $11,164,868.35
                                     B Note Pool Factor (End of Period)                                      0.3271756
    Deferred Purchase Price Principal Balance (End of Period)                                           $21,025,000.00
                                     Deferred Purchase Price Pool Factor (End of Period)                     1.0000000
    Certificate Principal Balance (end of Period)                                                          $100,000.00
                                     Certificate Pool Factor (endof Period)                                  1.0000000

COLLATERAL VALUE DECLINE                                                                                $12,459,118.06
    Pool Balance (Beg. of Collection Period)                                                           $225,123,277.19
    Pool Balance (End of Collection Period)                                                            $212,664,159.13

Total Distribution Amount (TDA)                                                                         $17,271,001.58
    Total Collections and Investment Income for the Period                                              $17,271,001.58
    Negative Carry Withdrawls                                                                                    $0.00
    Yield Supplement Withdrawals                                                                                 $0.00

Principal Distribution Amount  (PDA)                                                                    $12,459,118.06

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                 $12,459,118.06
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                     $11,805,014.36
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                              $0.00
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                          $654,103.70
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                       $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                          $0.00

Interest Distributable Amount                                                                            $1,299,962.92
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                     $201,565.18
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                     $693,536.25
    Noteholders' Interest Distributable Amount applicable to B Notes                                        $61,064.69
    Deferred Purchase Price Interest Distributable Amount                                                  $342,169.35
    Certificateholders'  Interest Distributable Amount                                                       $1,627.45

Spread Account
    Beginning Spread Account Balance                                                                    $10,079,988.24
    Deposit to Spread Account from Pre-Funding Account                                                           $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                 $3,855,550.73
    Distribution from Spread Account for Interest / Principal Shortfall                                          $0.00

    Specified Spread Account Balance                                                                    $13,000,215.75
    Ending Spread Account Balance (after distributions)                                                 $13,000,215.75

Credit Enhancement                                                                                               6.12%
    Spread account % of Ending Pool Balance                                                                      6.11%
    Overcollateralization % of Ending Pool Balance                                                               0.01%

Scheduled Amounts 30 - 59 days past due                                                                  $7,560,326.32
                                     as % of Ending Pool Balance                                                 3.56%
Scheduled Amounts 60 days or more past due                                                               $2,720,610.71
                                     as % of Ending Pool Balance                                                 1.28%
Net Losses on Liquidated Receivables                                                                      ($103,303.60)
                                     as % of Ending Pool Balance                                                -0.05%


    PART III -- SERVICING CALCULATIONS                                                    15-Dec-00

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE            Pool 1 (Retail) Cutoff Pool 2 (LPL) Cutoff Pool 3 (Retail) Cutoff

    Wtd. Avg. APR                                                                8.689%             8.689%               8.577%
    Contract Value (Beg. of Collection Period), by origination pool
    Contract Value  (End of Collection Period), by origination pool    $327,736,982.68    $120,892,288.63      $149,354,402.32
                                                                       ----------------   ----------------     ----------------
    Contract Value Decline

    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Withdrawls
    Yield Supplement Withdrawals

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)
    Total Unscheduled Principal

    PART III -- SERVICING CALCULATIONS                                                    15-Dec-00

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                            Pool 1              Pool 2

    Wtd. Avg. APR                                                                  8.689%              8.689%
    Contract Value (Beg. of Collection Period), by origination pool      $107,390,056.16      $43,663,489.46
    Contract Value  (End of Collection Period), by origination pool      $103,636,733.07      $41,955,191.14
                                                                        ----------------     ---------------
    Contract Value Decline                                                 $3,753,323.09       $1,708,298.32
                                                                                   3.50%                3.91%
    Initial Pool Balance                                                 $650,010,787.72
    Pool Balance (End of Collection Period)                              $212,664,159.13

    Collections and Investment Income for the period                      $17,271,001.58
    Negative Carry Withdrawls                                                      $0.00
    Yield Supplement Withdrawals                                                   $0.00

    Total Distribution Amount (TDA)                                       $17,271,001.58
    Principal Distribution Amount  (PDA)                                  $12,459,118.06

    Initial B Percentage                                                          5.250%
    Unscheduled Principal (per pool)                                              $0.00                $0.00
    Total Unscheduled Principal                                                   $0.00

    PART III -- SERVICING CALCULATIONS                                                    15-Dec-00

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                            Pool 3             Pool 4

    Wtd. Avg. APR                                                                  8.577%             8.504%
    Contract Value (Beg. of Collection Period), by origination pool       $57,752,246.23     $16,317,485.34
    Contract Value  (End of Collection Period), by origination pool       $52,408,630.85     $14,663,604.07
                                                                         ---------------     --------------
    Contract Value Decline                                                 $5,343,615.38      $1,653,881.27
                                                                                    9.25%             10.14%
    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Withdrawls
    Yield Supplement Withdrawals

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)                                               $0.00              $0.00
    Total Unscheduled Principal

                                  Page 4 of 14


    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount                                                                                    12,459,118.06

    A-1 Note Beginning Principal Balance                                                                                      $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
    Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time
      Excess Prefund Acct. Pmt.)                                                                                           $0.00
    One-Time Excess Prefunding Account Payment                                                                                $0.00
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

    Principal Distributable Amount Remaining                                                                         $12,459,118.06

    A-2 Note Beginning Principal Balance                                                                                      $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

    Principal Distributable Amount Remaining                                                                         $12,459,118.06

    A-3 Note Beginning Principal Balance                                                                             $43,818,517.42
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                                               94.75%
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $11,805,014.36

    Principal Distributable Amount Remaining                                                                            $654,103.70

    A-4 Note Beginning Principal Balance                                                                            $148,350,000.00
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

    Principal Distributable Amount Remaining                                                                            $654,103.70

    B Note Beginning Principal Balance                                                                               $11,818,972.05
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    B Noteholders' Share of the Principal Distribution Amount                                                                  5.25%
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $654,103.70

    Principal Distributable Amount Remaining                                                                                  $0.00

    Deferred Purchase Price Beginning Principal Balance                                                              $21,025,000.00
    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                   $0.00
    Deferred Purchase Price Share of the Principal Distribution Amount                                                        0.00%
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                    $0.00

    Certificate Purchase Price Beginning Principal Balance                                                              $100,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    Certificateholders' Share of the Principal Distribution Amount                                                            0.00%
    Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

    Interest Accrued on Class A-1 Notes this period                             5.4200%            ACT/360                    $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00

    Interest Accrued on Class A-2 Notes this period                             5.4900%             30/360                    $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00

    Interest Accrued on Class A-3 Notes this period                             5.5200%             30/360              $201,565.18
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                  $201,565.18

    Interest Accrued on Class A-4 Notes this period                             5.6100%             30/360              $693,536.25
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                  $693,536.25

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $895,101.43
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Offered Noteholders' Interest Distributable Amount                                                                  $895,101.43

    Interest Accrued on Class B Notes this period                               6.2000%             30/360               $61,064.69
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                                     $61,064.69

    Interest Accrued on Deferred Purchase Price this period                     6.2000%             30/360              $108,629.17
    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                              $232,339.76
    Interest Due (in Arrears) on Above Shortfall                                                                          $1,200.42
    Deferred Purchase Price Interest Distributable Amount                                                               $342,169.35

    Interest Accrued on Certificates this period                                6.2000%             30/360                  $516.67
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                    $1,105.07
    Interest Due (in Arrears) on Above Shortfall                                                                              $5.71
    Certificateholders' Interest Distributable Amount                                                                     $1,627.45

                                  Page 5 of 14


    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    a. Total Distribution Amount (TDA)                                                                               $17,271,001.58

    Administration Fee Shortfall (Previous Period)                                                                            $0.00
    Administration Fee Accrued during this Period                               $500.00 per quarter                         $166.67
    Administration Fee Paid this Period from TDA                                                                            $166.67
    Administration Fee Shortfall                                                                                              $0.00

    Total Distribution Amount Remaining                                                                              $17,270,834.91

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-1 Notes this period                                                                           $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-2 Notes this period                                                                           $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-3 Notes this period                                                                     $201,565.18
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                             $201,565.18
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-4 Notes this period                                                                     $693,536.25
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                             $693,536.25
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                            $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $895,101.43
    Offered Noteholders' Interest Paid this Period from TDA                                                             $895,101.43
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                  $0.00

    Total Distribution Amount Remaining                                                                              $16,375,733.48

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on B Notes this period                                                                              $61,064.69
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                $61,064.69
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00

    Total Distribution Amount Remaining                                                                              $16,314,668.79

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                              $16,314,668.79

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                              $16,314,668.79

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                           $11,805,014.36
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                    $11,805,014.36
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                               $4,509,654.43

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                               $4,509,654.43

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                $654,103.70
    B Noteholders' Principal Distributable Amount Paid from TDA                                                         $654,103.70
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00

    Total Excess Distribution Amount Remaining                                                                        $3,855,550.73

    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                                     $0.00

    New Collateral Purchased                                                                                                  $0.00
    Deposit to Spread Account                                                   2.00%                                         $0.00
    Deposit to Yield Supplement Account                                                                                       $0.00
                                                                                                                              -----
    Payment to Seller                                                                                                         $0.00
    Payment to Class A-1 after Funding is Complete                                                                            $0.00

    Ending Pre-Funding Account Balance                                                                                        $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                                                             $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                               $0.00

                                  Page 6 of 14


    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                              $0.00
    Negative Carry                                                                                                     3.052000%
    Number of Days Remaining                                                        177 days                              0 days

    Pre-Funded Percentage                                                                                                 0.000%
    Negative Carry Withdrawls                                                                                             $0.00
    Cumulative Negative Carry Withdrawls                                                                            $593,232.45
    Maximum Negative Carry Amount                                                                                         $0.00
    Required Negative Carry Account Balance                                                                               $0.00
    Interim Ending Negative Carry Account Balance                                                                         $0.00
    Negative Carry Amount Released to Seller                                                                              $0.00

    Ending Negative Carry Account Balance                                                                                 $0.00


    6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

    Beginning Yield Supplement Account Balance                                                                            $0.00
    Deposit to Yield Supplement Account from Pre-Funding Account                                                          $0.00
    Receivables Percentage                                                                                               100.00%
    Withdrawal of Yield Supplement Amount                                                                                 $0.00
    Maximum Yield Supplement Amount                                                                                       $0.00
    Required Yield Supplement Amount                                                                                      $0.00
    Interim Yield Supplement Account Balance                                                                              $0.00
    Yield Supplement Amount Released to Seller                                                                            $0.00

    Ending Yield Supplement Account Balance                                                                               $0.00

                                  Page 7 of 14


    7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                                                 $10,079,988.24
    Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                              $3,855,550.73

    Distribution from Spread Account to Noteholders' Distr. Account                                                           $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                     $0.00
    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00
    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

    Preliminary Spread Account Balance Remaining                                                                     $13,935,538.97

    Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                        $8,726,536.18
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                  NO
    12*(Realized Losses during Collection Period) + Repos at end of Collection Period                                   $183,385.97
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                         NO
    60 day or > Delinquent Scheduled Amounts                                                                          $2,720,610.71
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                              NO
    Are any of the three conditions "YES"?                                                                     NO

    Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                                    $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                           $32,013,503.06
    Preliminary A-4 Note Principal Balance (End of Period)                                                          $148,350,000.00
    Preliminary B Note Principal Balance (End of Period)                                                             $11,164,868.35
    Preliminary Total Principal Balance of Notes  (End of Period)                                                   $191,528,371.41

    Specified Spread Account Balance                                                                                  13,000,215.75
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                         2.00%                               13,000,215.75

    (b) the Note Balance                                                                                             191,528,371.41

    Preliminary Spread Account Balance Remaining                                                                     $13,935,538.97
    Preliminary Excess Amount in Spread Account                                                                         $935,323.22
    Preliminary Shortfall Amount in Spread Account                                                                            $0.00

    Deposit to Spread Account from Remaing Excess Distribution                                                        $2,920,227.51

    Spread Account Excess                                                                                               $935,323.22

    Ending Spread Account Balance (after distributions)                                                              $13,000,215.75
    Net Change in Spread Account Balance                                                                              $2,920,227.51

    Total Excess Distribution Amount Remaining                                                                          $935,323.22

    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                              $232,339.76
    Interest Due (in Arrears) on Above Shortfall                                                                          $1,200.42
    Interest Accrued on Deferred Purchase Price this period                                                             $108,629.17
    Deferred Purchase Price Interest Paid from Excess Distribution                                                      $342,169.35
    Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                         $0.00

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                    $1,105.07
    Interest Due (in Arrears) on Above Shortfall                                                                              $5.71
    Interest Accrued on Certificates this period                                                                            $516.67
    Certificateholders' Interest Paid from Excess Distribution                                                            $1,627.45
    Certificateholders' Interest Carryover Shortfall (Current Period)                                                         $0.00

    Total Excess Distribution Amount Remaining                                                                          $591,526.42

    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                   $0.00
    Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                     $0.00
    Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution               $0.00
    Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                        $0.00

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                         $0.00
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                   $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Excess Distribution Amount Remaining                                                                          $591,526.42

    Servicing Fee Shortfall (Previous Period)                                                                         $1,486,305.20
    Servicing Fees Accrued during this Period                                     1.00%                                 $187,602.73
    Adjustment to Servicing Fee                                                                                               $0.00
    Adjustment to Excess Distribution Amount Remaining                                                                        $0.00
    Servicing Fees Paid this Period from Excess Distribution                                                            $591,526.42
    Servicing Fee Shortfall                                                                                           $1,082,381.51

    Total Excess Distribution Amount Remaining                                                                                $0.00


    8.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                          $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
    Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                    $0.00
    Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                   $0.00
    Certificateholders' Interest Carryover Shortfall  (Current Period)                                        $0.00
    Certificateholders' Principal Carryover Shortfall  (Current Period)                                       $0.00

    A-1 Note Principal Balance (End of Period)                                                                $0.00
    A-2 Note Principal Balance (End of Period)                                                                $0.00
    A-3 Note Principal Balance (End of Period)                                                       $32,013,503.06
    A-4 Note Principal Balance (End of Period)                                                      $148,350,000.00
    B Note Principal Balance (End of Period)                                                         $11,164,868.35
    Deferred Purchase Price Principal Balance (End of Period)                                        $21,025,000.00
    Certificate Principal Balance (end of Period)                                                       $100,000.00
    Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)      $212,653,371.41

    A-1 Note Pool Factor (End of Period)                                 $86,400,000.00                   0.0000000
    A-2 Note Pool Factor (End of Period)                                $250,000,000.00                   0.0000000
    A-3 Note Pool Factor (End of Period)                                $110,000,000.00                   0.2910318
    A-4 Note Pool Factor (End of Period)                                $148,350,000.00                   1.0000000
    B Note Pool Factor (End of Period)                                   $34,125,000.00                   0.3271756
    Deferred Purchase Price Pool Factor (End of Period)                  $21,025,000.00                   1.0000000
    Certificate Pool Factor (endof Period)                                  $100,000.00                   1.0000000
    Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                       0.3271590

    Specified Spread Account Balance (after all distributions and adjustments)                       $13,000,215.75

    Yield Supplement Account Balance (after alldistributions and adjustment):                                 $0.00


                                Page 9 of 14



CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                 15-Dec-00

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                               $0.00
           per $1,000 original principal amount:                                                  $0.00

    (b)   A-2 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

    (c)   A-3 Notes:                                                                     $11,805,014.36
            per $1,000 original principal amount:                                               $107.32

    (d)   A-4 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

    (e)   B Notes:                                                                          $654,103.70
            per $1,000 original principal amount:                                                $19.17

    (f)   Total                                                                          $12,459,118.06

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                               $0.00
           per $1,000 original principal amount:                                                  $0.00

    (b)   A-2 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

    (c)  A-3 Notes:                                                                         $201,565.18
           per $1,000 original principal amount:                                                  $1.83

    (d)  A-4 Notes:                                                                         $693,536.25
           per $1,000 original principal amount:                                                  $4.68

    (e)  B Notes:                                                                            $61,064.69
            per $1,000 original principal amount:                                                 $1.79

    (f)   Total                                                                             $956,166.12

(3) Pool Balance at the end of the related Collection Period                            $212,664,159.13

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                           $0.00
         (ii)  A-1 Note Pool Factor:                                                          0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                           $0.00
         (ii)  A-2 Note Pool Factor:                                                          0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                  $32,013,503.06
         (ii)  A-3 Note Pool Factor:                                                          0.2910318

    (d) (i)  outstanding principal amount of A-4 Notes:                                 $148,350,000.00
         (ii)  A-4 Note Pool Factor:                                                          1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                    $11,164,868.35
         (ii)  B Note Pool Factor:                                                            0.3271756

    (f) (i)  Deferred Purchase Price Balance                                             $21,025,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                           1.0000000

    (g) (i)  Certificate Balance                                                            $100,000.00
         (ii)  Certificate Pool Factor:                                                      1.00000000

(5)  Amount of Servicing Fee:                                                               $591,526.42
         per $1,0000 Beginning of Collection Period:                                         5.50820477

(6)  Amount of Administration Fee:                                                              $166.67
         per $1,0000 Beginning of Collection Period:                                         0.00155197

(7)  Aggregate Purchase Amounts for Collection Period:                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                               ($103,303.60)

(9)  Amount in Spread Account:                                                           $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                           $0.00

(13)  Amount in Yield Supplement Account:                                                         $0.00



                                Page 10 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                              15-Dec-00

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                               $0.00

    (b)  A-2 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                               $0.00

    (c)  A-3 Notes:                                                                                   $11,805,014.36
           per $1,000 original principal amount:                                                             $107.32

    (d)  A-4 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                               $0.00

    (e)  B Notes:                                                                                        $654,103.70
           per $1,000 original principal amount:                                                              $19.17

    (f)  Deferred Purchase Price:                                                                              $0.00
           per $1,000 original principal amount:                                                               $0.00

    (g)  Certificates:                                                                                          0.00
           per $1,000 original principal amount:                                                               $0.00

    (h)  Total:                                                                                       $12,459,118.06

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                               $0.00

    (b)  A-2 Notes:                                                                                            $0.00
           per $1,000 original principal amount:                                                               $0.00

    (c)  A-3 Notes:                                                                                      $201,565.18
           per $1,000 original principal amount:                                                               $1.83

    (d)  A-4 Notes:                                                                                      $693,536.25
           per $1,000 original principal amount:                                                               $4.68

    (e)  B Notes:                                                                                         $61,064.69
           per $1,000 original principal amount:                                                               $1.79

    (f)  Deferred Purchase Price:                                                                        $342,169.35
           per $1,000 original principal amount:                                                              $16.27

    (g)  Certificates:                                                                                     $1,627.45
           per $1,000 original principal amount:                                                              $16.27

    (h)  Total:                                                                                        $1,299,962.92

(3)  Pool Balance at end of related Collection Period:                                               $212,664,159.13

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                        $0.00
         (ii)  A-1 Note Pool Factor:                                                                       0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                        $0.00
         (ii)  A-2 Note Pool Factor:                                                                       0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                               $32,013,503.06
         (ii)  A-3 Note Pool Factor:                                                                       0.2910318

    (d) (i)  outstanding principal amount of A-4 Notes:                                              $148,350,000.00
         (ii)  A-4 Note Pool Factor:                                                                       1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                 $11,164,868.35
         (ii)  C Note Pool Factor:                                                                         0.3271756

    (f) (i)  Deferred Purchase Price Balance                                                          $21,025,000.00
         (ii)  Certificate Pool Factor:                                                                    1.0000000

    (g) (i)  Certificate Balance                                                                          100,000.00
         (ii)  Certificate Pool Factor:                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                            $591,526.42
         per $1,000 Beginning of Collection Period:                                                        5.5082048

(6)  Amount of Administration Fee:                                                                           $166.67
         per $1,000 Beginning of Collection Period:                                                        0.0015520

(7)  Aggregate Purchase Amounts for Collection Period:                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                            ($103,303.60)

(9)  Amount in Spread Account:                                                                        $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                          NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                        $0.00

(13)  Amount in Yield Supplement Account:                                                                      $0.00



                                Page 11 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                        15-Dec-00

(1)  Payment of Administration Fee to Administrator:                                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                  $956,166.12

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                       $12,459,118.06

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                               $342,169.35

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                     $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                     $1,627.45

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                         $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                         $591,526.42

(9) Release to Seller from Excess Collections over Distributions                                                         $0.00

Check for Error                                                                                           NO ERROR
Sum of Above Distributions                                                                                $17,271,001.58
Total Distribution Amount plus Releases to Seller                                                         $17,271,001.58


                                Page 12 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                      15-Dec-00
(1)  Total Distribution Amount:                                                                               $17,271,001.58

(2)  Administration Fee:                                                                                             $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                               $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                         $201,565.18

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                         $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                               $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                           $61,064.69

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                 $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                        $956,166.12
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                 $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                      0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                 $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                 $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                      0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                 $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                $11,805,014.36

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                     94.75%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                        $11,805,014.36

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                         $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                      0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                 $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                     $654,103.70

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                        5.25%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                             $654,103.70

(34)  Noteholders' Principal Distribution Amount:                                                             $12,459,118.06

(35)  Noteholders' Distributable Amount:                                                                      $13,415,284.18


(36)  Deposit to Spread Account (from excess collections):                                                     $3,855,550.73

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                            $13,000,215.75
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                     $13,000,215.75


    (b) the Note Balance                                                                                     $191,528,371.41

(38)  Spread Account Balance over the Specified Spread Account Balance:                                          $935,323.22

(39)  Deffered Purchase Price Interest Distribution Amount:                                                      $342,169.35

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                            $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price              0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                               $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                           $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                           $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                               $342,169.35

(39)  Certificateholders' Interest Distribution Amount:                                                            $1,627.45

(40)  Certificateholders' Interest Carryover Shortfall:                                                                $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                         0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                          $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                      $0.00

(44)  Certificates Principal Distribution Amount:                                                                      $0.00

(45)  Certificates Distribution Amount:                                                                            $1,627.45

(46)  Servicing Fee:                                                                                             $591,526.42
=============================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                               00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                       $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                      $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                                    $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                          $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                    $225,123,277.19

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                          $0.00
           A-1 Note Pool Factor:                                                                            0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                          $0.00
           A-2 Note Pool Factor:                                                                            0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                 $32,013,503.06
           A-3 Note Pool Factor:                                                                            0.2910318

           Outstanding Principal Balance of A-4 Notes:                                                $148,350,000.00
           A-4 Note Pool Factor:                                                                            1.0000000

           Outstanding Principal Balance of B Notes:                                                   $11,164,868.35
           B Note Pool Factor:                                                                              0.3271756

           Outstanding Principal Balance of the Deferred Purchase Price:                               $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                             1.0000000

           Outstanding Principal Balance of the Certificates:                                              100,000.00
           Certificate Pool Factor:                                                                         1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                 $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                             ($103,303.60)

(53)  Spread Account Balance after giving effect to all distributions:                                 $13,000,215.75

                                Page 14 of 14

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates


Prepared by Bridget Fassett of Jefferson Wells (262) 636-5155

                                                       ------------------------------------------------------------
NPV Data Input Section                                           05-Dec-00          05-Dec-00          05-Dec-00
                                                       ------------------------------------------------------------

Scheduled cash flows as of the                          Pool 1A (Retail)     Pool 1B (FPL)    Pool 1C (Forestry)
                                                             12,838,384.55       2,267,118.29         971,103.82
                                                             12,020,396.95         726,059.76         289,008.25
                                                              6,331,379.59         730,544.02         291,701.26
                                                              3,066,912.20         787,923.25         294,699.28
                                                              2,735,083.35         755,725.01         301,736.98
                                                              2,751,380.43         692,648.63         302,222.67
                                                              2,909,142.05         715,191.50         315,237.78
                                                              3,027,415.88         714,796.84         315,780.80
                                                              3,054,812.86         680,752.08         310,682.49
                                                              3,440,936.50         754,193.05         309,737.49
                                                              2,797,690.99         690,005.68         310,017.34
                                                              5,114,461.59         684,932.25         308,889.24
                                                             11,554,266.58         756,842.85         303,544.74
                                                             11,836,632.12         629,796.14         263,230.84
                                                              5,992,950.80         639,861.35         279,939.91
                                                              2,522,486.93         596,902.61         240,590.05
                                                              2,159,948.75         650,712.62         232,203.94
                                                              2,198,641.66         579,232.37         238,998.41
                                                              2,288,861.68         588,322.81         241,004.34
                                                              2,327,491.30         592,856.91         237,538.05
                                                              2,298,863.57         519,467.66         230,574.47
                                                              2,608,217.86         564,070.76         235,371.28
                                                              2,165,447.55         481,451.20         224,972.71
                                                              4,099,121.64         454,435.91         246,918.35
                                                              8,794,736.63         470,638.19         240,622.66
                                                              8,962,146.29         429,399.51         126,624.47
                                                              3,820,532.43         322,570.36          87,041.91
                                                              1,408,930.77         375,108.58          32,227.54
                                                                887,383.61         356,318.57          26,337.82
                                                                908,679.00         315,017.12          47,215.42
                                                                999,543.88         307,388.94          32,418.99
                                                                888,772.12         327,714.29          61,970.45
                                                                920,107.18         251,991.55          29,598.70
                                                              1,189,517.64         322,991.37          27,994.61
                                                                861,797.91         284,864.06          27,994.61
                                                              2,548,415.08         143,313.56          27,994.61
                                                              6,121,322.98         113,508.00          32,468.21
                                                              6,301,714.06         126,988.64          24,328.06
                                                              2,167,065.61          73,167.79          12,838.51
                                                                381,458.36          11,805.47               0.00
                                                                 94,986.36           5,945.28         155,497.91
                                                                 70,437.07           2,715.95               0.00
                                                                158,173.70           2,715.95               0.00
                                                                 48,706.16          34,021.09               0.00
                                                                107,664.67           6,947.05               0.00
                                                                 93,185.57           1,862.53               0.00
                                                                 99,650.12          30,792.68               0.00
                                                                747,480.23          11,205.98               0.00
                                                              1,158,645.06          21,499.27               0.00
                                                              1,359,674.52               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                  4,434.28               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                                      0.00               0.00               0.00
                                                       ------------------------------------------------------------
Total Time Balance of Scheduled Cash Flows                  163,246,088.67      21,604,335.33       8,288,878.97

                                                       -------------------------------------------------------------------------
NPV Data Input Section                                      05-Dec-00          05-Dec-00          05-Dec-00           05-Dec-00
                                                       -------------------------------------------------------------------------
Scheduled cash flows as of the                           Pool 2             Pool 3             Pool 4             Pool 5
                                                         2,413,545.30       2,632,602.49       3,072,379.63          594,858.06
                                                         1,767,406.31       2,004,596.58       1,494,885.77          365,752.22
                                                         4,013,056.45       1,535,892.21       1,422,892.39          336,207.20
                                                         5,929,595.64       3,889,033.18       1,428,724.16          341,348.80
                                                         1,554,796.52       7,299,588.55       3,672,463.24          391,859.12
                                                         1,188,650.15       1,554,996.69       4,326,580.30          736,731.70
                                                         1,133,209.56       1,389,500.43       1,360,932.04        1,055,872.96
                                                         1,155,919.11       1,466,949.37       1,406,994.81          450,342.20
                                                         1,194,041.69       1,428,811.76       1,593,462.58          309,143.48
                                                         1,354,692.10       1,534,827.73       1,490,607.86          341,715.75
                                                         1,127,869.01       1,582,763.93       1,442,709.37          285,031.42
                                                         1,320,322.85       1,659,896.37       1,618,033.21          335,663.52
                                                         1,521,696.10       1,957,717.74       1,622,130.43          464,711.17
                                                         1,737,683.77       1,956,056.37       1,490,546.76          344,353.42
                                                         3,883,563.40       1,519,253.85       1,390,017.89          330,781.40
                                                         5,828,253.01       3,812,246.29       1,448,105.73          333,824.34
                                                         1,391,213.62       7,198,927.72       3,744,141.49          383,740.03
                                                           899,057.83       1,303,947.81       4,373,380.22          711,986.84
                                                           930,529.94       1,110,730.24       1,219,478.22        1,044,647.66
                                                           943,617.41       1,145,891.16       1,244,198.11          399,724.52
                                                           971,584.47       1,134,881.50       1,421,407.33          260,965.61
                                                         1,089,560.76       1,219,853.80       1,291,628.14          291,179.87
                                                           929,609.48       1,214,783.39       1,207,982.78          233,307.86
                                                         1,139,414.02       1,226,944.22       1,370,027.43          292,429.87
                                                         1,223,035.86       1,614,812.51       1,372,281.53          388,512.70
                                                         1,318,351.64       1,634,048.13       1,277,793.08          256,098.84
                                                         2,888,981.18       1,158,909.16       1,185,554.35          267,796.15
                                                         3,963,460.09       2,914,403.38       1,158,880.56          276,461.62
                                                           723,041.52       4,523,192.56       3,293,653.95          452,073.92
                                                           325,677.74         596,034.42       3,579,519.60          536,207.14
                                                           331,437.92         422,552.89         618,729.87          708,228.63
                                                           388,007.75         421,434.35         598,967.35          245,112.91
                                                           408,822.30         452,140.26         640,309.11          123,381.58
                                                           419,130.15         543,778.91         671,766.32          139,670.05
                                                           297,384.12         475,749.14         579,720.59           97,954.64
                                                           604,824.05         527,959.61         721,482.57          136,464.63
                                                           479,633.21         769,574.01         717,810.21          280,812.02
                                                           631,761.44         798,580.96         772,547.32           98,419.21
                                                         1,702,058.38         492,643.44         564,803.03          137,915.05
                                                         2,619,328.24       1,612,087.70         586,523.21          139,252.99
                                                           243,409.22       2,444,189.45       2,322,219.30          136,900.31
                                                            39,084.37         192,048.86       2,301,103.85          457,184.28
                                                            50,250.88          30,689.44         112,575.80          379,562.37
                                                            19,343.99          36,518.32         127,874.10           91,568.50
                                                            29,331.80          38,391.56         115,871.12           18,070.44
                                                            24,062.46          73,814.34          88,958.28           37,565.89
                                                             3,922.91         108,473.26          68,813.88              825.67
                                                            44,858.20           6,562.24          49,370.43           15,511.96
                                                            89,559.76          44,240.43          87,646.39           71,634.88
                                                           139,331.19          97,460.25          59,466.89              248.94
                                                           396,657.63          35,953.91          53,662.67           18,880.98
                                                                 0.00         452,550.48          17,163.19              248.94
                                                            14,731.32          20,877.86         565,218.67              248.94
                                                                 0.00               0.00           8,017.78           52,917.71
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00          27,723.40                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00          36,250.69                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                                 0.00               0.00               0.00                0.00
                                                       -------------------------------------------------------------------------
Total Time Balance of Scheduled Cash Flows              64,838,367.82      75,320,365.21      70,535,988.98       16,201,910.91


                               Page 1 of 12

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Prepared by Bridget Fassett of Jefferson Wells (262) 636-5155

Scheduled Payment Date                                           15-Dec-00
Actual Payment Date                                              15-Dec-00
Collection Period Begin Date                                     06-Nov-00
Collection Period End Date                                       05-Dec-00
Days in accrual period (30/360)                                         30
Days in accrual period (ACT/360)                                        30

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                 $20,068,964.34

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date          $0.00
    Government obligors                                              $0.00
          Total Warranty Repurchases                                 $0.00

Total Collections For The Period                            $20,068,964.34

Total Collection                                            $20,068,964.34
Negative Carry Withdrawls                                            $0.00
Yield Supplement Withdrawals                                         $0.00

Reinvestment Income (including Pre-Funding Account,
  Spread Account (and YSA if any))                             $134,462.85
Pre-Funding Account Reinvestment Income                              $0.00

    Total Distribution Amount                               $20,203,427.19

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                  $7,664,022.34
    Scheduled Amounts 60 days or more past due               $2,624,312.67
    Net Losses on Liquidated Receivables                       $247,931.76
    Number of Loans at Beginning of Period                          17,262
    Number of Loans at End of Period                                16,901
    Repossessed Equipment not Sold or Reassigned (Beginning) $3,600,664.22
    Repossessed Equipment not Sold or Reassigned (End)       $4,255,081.69

                           Page 2 of 12


CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Actual Payment Date                                                           15-Dec-00
Collection Period Begin Date                                                  06-Nov-00
Collection Period End Date                                                    05-Dec-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of         $392,748,857.18
    A-1 Note Beginning Principal Balance                                          $0.00
    A-2 Note Beginning Principal Balance                                  $2,588,871.66
    A-3 Note Beginning Principal Balance                                $137,000,000.00
    A-4 Note Beginning Principal Balance                                $221,950,000.00
    B Note Beginning Principal Balance                                   $15,709,985.53
    Certificate Beginning Principal Balance                              $15,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)       $375,865,305.77
    A-1 Note Principal Balance (End of Period)                                    $0.00
                                  A-1 Note Pool Factor (End of Period)        0.0000000
    A-2 Note Principal Balance (End of Period)                                    $0.00
                                  A-2 Note Pool Factor (End of Period)        0.0000000
    A-3 Note Principal Balance (End of Period)                          $123,380,662.30
                                  A-3 Note Pool Factor (End of Period)        0.9005888
    A-4 Note Principal Balance (End of Period)                          $221,950,000.00
                                  A-4 Note Pool Factor (End of Period)        1.0000000
    B Note Principal Balance (End of Period)                             $15,034,643.47
                                  B Note Pool Factor (End of Period)          0.4849885
    Certificate Principal Balance (End of Period)                        $15,500,000.00
                                  Certificate Pool Factor (End of Period)     1.0000000

CONTRACT VALUE DECLINE                                                   $16,883,551.41
    Pool Balance (Beg. of Collection Period)                            $392,749,638.16
    Pool Balance (End of Collection Period)                             $375,866,086.75

Total Distribution Amount (TDA)                                          $20,203,427.19
    Total Collections and Investment Income for the Period               $20,203,427.19
    Negative Carry Amount                                                         $0.00

Principal Distribution Amount  (PDA)                                     $16,883,551.41

Principal Allocation to Notes and Certificates                           $16,883,551.41
    A-1 Noteholders' Principal Distributable Amount                               $0.00
    A-2 Noteholders' Principal Distributable Amount                       $2,588,871.66
    A-3 Noteholders' Principal Distributable Amount                      $13,619,337.70
    A-4 Noteholders' Principal Distributable Amount                               $0.00
    B Noteholders' Principal Distributable Amount                           $675,342.06
    Certificateholders' Principal Distributable Amount                            $0.00

Interest Distributable Amount                                               $883,110.42
    Noteholders' Interest Distributable Amount applicable to A-1                  $0.00
    Noteholders' Interest Distributable Amount applicable to A-2             $11,401.82
    Noteholders' Interest Distributable Amount applicable to A-3            $639,333.33
    Noteholders' Interest Distributable Amount applicable to A-4          $1,067,209.58
    Noteholders' Interest Distributable Amount applicable to B N             $78,026.26
    Certificateholders' Interest Distributable Amount                       $154,349.01

Spread Account
    Beginning Spread Account Balance                                    $14,044,626.63
    Deposit to Spread Account from Pre-Funding Account                           $0.00
    Deposit to Spread Account from Excess Collections over Di            $1,523,738.12
    Distribution from Spread Account for Interest / Principal Shortfa            $0.00

    Specified Spread Account Balance                                    $15,500,015.62
    Ending Spread Account Balance (after distributions)                 $15,500,015.62

Credit Enhancement                                                               4.12%
    Spread account % of Ending Pool Balance                                      4.12%
    Overcollateralization % of Ending Pool Balance                               0.00%

    Scheduled Amounts 30 - 59 days past due                              $7,664,022.34
                                  as % of Ending Pool Balance                    2.04%
    Scheduled Amounts 60 days or more past due                           $2,624,312.67
                                  as % of Ending Pool Balance                    0.70%
    Net Losses on Liquidated Receivables                                   $247,931.76
                                  as % of Ending Pool Balance                    0.07%

    PART III -- SERVICING CALCULATIONS                                15-Dec-00


                              Page 3 of 12

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE          Pool 1A (Retail)      Pool 1B (FPL) Pool 1C (Forestry)

    Wtd. Avg. APR                                                        8.519%             8.519%             8.519%
    Contract Value (Beg. of Collection Period), by originat     $152,003,914.45     $21,301,663.63      $8,502,515.18
    Contract Value  (End of Collection Period), by origina      $146,041,969.76     $19,653,265.88      $7,618,882.69
                                                               ----------------    ---------------     --------------
    Contract Value Decline                                        $5,961,944.69      $1,648,397.75        $883,632.49
                                                                          3.92%              7.74%             10.39%
    Initial Pool Balance                                        $392,749,638.16
    Pool Balance (End of Collection Period)                     $375,866,086.75

    Collections and Investment Income for the period             $20,203,427.19
    Negative Carry Amount                                                 $0.00

    Total Distribution Amount (TDA)                              $20,203,427.19
    Principal Distribution Amount  (PDA)                         $16,883,551.41

    Initial B Percentage                                                 4.000%
    Unscheduled Principal (per pool)                                      $0.00              $0.00              $0.00
    Total Unscheduled Principal                                           $0.00


    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                   Pool 2            Pool 3           Pool 4          Pool 5

    Wtd. Avg. APR                                                        8.163%            7.995%           8.337%          8.088%
    Contract Value (Beg. of Collection Period), by origina       $61,519,393.56    $69,646,206.84   $64,815,790.94  $14,960,153.56
    Contract Value  (End of Collection Period), by origina       $58,234,340.76    $67,624,922.18   $62,332,598.83  $14,360,106.65
                                                                ---------------    --------------   --------------  -------------
    Contract Value Decline                                        $3,285,052.80     $2,021,284.66    $2,483,192.11     $600,046.91
                                                                          5.34%             2.90%            3.83%           4.01%
    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Amount

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)                                      $0.00             $0.00            $0.00           $0.00
    Total Unscheduled Principal


    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    A-1 Note Beginning Principal Balance                                  $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)      $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount           0.00%
    A-1 Noteholders' Principal Distributable Amount                       $0.00

    Principal Distribution Amount Remaining                      $16,883,551.41

    A-2 Note Beginning Principal Balance                          $2,588,871.66
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)      $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount          15.33%
    A-2 Noteholders' Principal Distributable Amount               $2,588,871.66

    Principal Distribution Amount Remaining                      $14,294,679.75

    A-3 Note Beginning Principal Balance                        $137,000,000.00
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)      $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount          80.67%
    A-3 Noteholders' Principal Distributable Amount              $13,619,337.70

    Principal Distribution Amount Remaining                         $675,342.06

    A-4 Note Beginning Principal Balance                        $221,950,000.00
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)      $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount           0.00%
    A-4 Noteholders' Principal Distributable Amount                       $0.00

    Principal Distribution Amount Remaining                         $675,342.06

    B Note Beginning Principal Balance                           $15,709,985.53
    B Noteholders' Principal Carryover Shortfall (Previous Period)        $0.00
    B Noteholders' Share of the Principal Distribution Amounts            4.00%
    B Noteholders' Principal Distributable Amount                   $675,342.06

    Principal Distribution Amount Remaining                               $0.00

    Certificate Beginning Principal Balance                      $15,500,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Perio     $0.00
    Certificateholders' Share of the Principal Distribution Amounts       0.00%
    Certificateholders' Principal Distributable Amount                    $0.00

    Interest Accrued on Class A-1 Notes this period                       $0.00
    Noteholders' Interest Carryover Shortfall (Previous
      Period) applicable to A-1 Notes                                     $0.00
    Interest Due (in Arrears) on above Shortfall                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Note     $0.00

    Interest Accrued on Class A-2 Notes this period                  $11,401.82
    Noteholders' Interest Carryover Shortfall (Previous
      Period) applicable to A-2 Notes                                     $0.00
    Interest Due (in Arrears) on above Shortfall                          $0.00
    Noteholders' Interest Distributable Amount
      applicable to A-2                                              $11,401.82

    Interest Accrued on Class A-3 Notes this period                 $639,333.33
    Noteholders' Interest Carryover Shortfall (Previous
      Period) applicable to A-3 Notes                                     $0.00
    Interest Due (in Arrears) on above Shortfall                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-3    $639,333.33

    Interest Accrued on Class A-4 Notes this period               $1,067,209.58
    Noteholders' Interest Carryover Shortfall (Previous
      Period) applicable to A-4 Notes                                     $0.00
    Interest Due (in Arrears) on above Shortfall                          $0.00
    Noteholders' Interest Distributable Amount
      applicable to                                               $1,067,209.58

    Interest Accrued on Class A-1, A-2, A-3 and A-4
      Notes thi                                                   $1,717,944.73
    Offered Noteholders' Interest Carryover Shortfall
     (Previous Perio                                                      $0.00
    Interest Due (in Arrears) on above Shortfall                          $0.00
    Offered Noteholders' Interest Distributable Amount            $1,717,944.73

    Interest Accrued on Class B Notes this period                    $78,026.26
    Noteholders'Interest Carryover Shortfall (Previous
      Period) appli to B Notes                                            $0.00
    Interest Due (in Arrears) on above Shortfall                          $0.00
    Noteholders' Interest Distributable Amount applicable to B N     $78,026.26

    Interest Accrued on Certificates this period                     $76,983.33
    Certificateholders' Interest Carryover Shortfall (Previous P     $76,983.33
    Interest Due (in Arrears) on Above Shortfall                        $382.35
    Certificateholders' Interest Distributable Amount               $154,349.01

    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    a. TOTAL DISTRIBUTION AMOUNT (TDA)                           $20,203,427.19

    Administration Fee Shortfall (Previous Period)                        $0.00
    Administration Fee Accrued during this Period                       $166.67
    Administration Fee Paid this Period from TDA                        $166.67
    Administration Fee Shortfall                                          $0.00

    Total Distribution Amount Remaining                          $20,203,260.52

    Noteholders' Interest Carryover Shortfall (Previous
      Period) applicable to A-1 Notes                                     $0.00
    Interest Due (in Arrears) on above Shortfall                          $0.00
    Interest Accrued on Class A-1 Notes this period                       $0.00
    Noteholders' Interest applicable to A-1 Notes
      Paid this Perio                                                     $0.00



 Certificate Beginning Principal Balance                                              $15,500,000.00
 Certificateholders' Principal Carryover Shortfall (Previous Period)                           $0.00
 Certificateholders' Share of the Principal Distribution Amounts                                0.00%
 Certificateholders' Principal Distributable Amount                                            $0.00

 Interest Accrued on Class A-1 Notes this period                                               $0.00
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                            $0.00

 Interest Accrued on Class A-2 Notes this period                                          $11,401.82
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                       $11,401.82

 Interest Accrued on Class A-3 Notes this period                                         $639,333.33
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                      $639,333.33

 Interest Accrued on Class A-4 Notes this period                                       $1,067,209.58
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                    $1,067,209.58

 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                     $1,717,944.73
 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Offered Noteholders' Interest Distributable Amount                                    $1,717,944.73

 Interest Accrued on Class B Notes this period                                            $78,026.26
 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes             $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to B Notes                         $78,026.26

 Interest Accrued on Certificates this period                                             $76,983.33
 Certificateholders' Interest Carryover Shortfall (Previous Period)                       $76,983.33
 Interest Due (in Arrears) on Above Shortfall                                                $382.35
 Certificateholders' Interest Distributable Amount                                       $154,349.01

 3.  ALLOCATION OF DISTRIBUTION AMOUNTS

 a. Total Distribution Amount (TDA)                                                   $20,203,427.19

 Administration Fee Shortfall (Previous Period)                                                $0.00
 Administration Fee Accrued during this Period                                               $166.67
 Administration Fee Paid this Period from TDA                                                $166.67
 Administration Fee Shortfall                                                                  $0.00

 Total Distribution Amount Remaining                                                  $20,203,260.52

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Interest Accrued on Class A-1 Notes this period                                               $0.00
 Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                       $0.00




 Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to A-1 Notes                                                        $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Interest Accrued on Class A-2 Notes this period                                          $11,401.82
 Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                  $11,401.82
 Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to A-2 Notes                                                        $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Interest Accrued on Class A-3 Notes this period                                         $639,333.33
 Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                 $639,333.33
 Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to A-3 Notes                                                        $0.00

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Interest Accrued on Class A-4 Notes this period                                       $1,067,209.58
 Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA               $1,067,209.58
 Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to A-4 Notes                                                        $0.00

 Offered Noteholders' Interest Carryover Shortfall (Previous Period)                           $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                     $1,717,944.73
 Offered Noteholders' Interest Paid this Period from TDA                               $1,717,944.73
 Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                      $0.00

 Total Distribution Amount Remaining                                                  $18,485,315.79

 Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes             $0.00
 Interest Due (in Arrears) on above Shortfall                                                  $0.00
 Interest Accrued on Class B Notes this period                                            $78,026.26
 Noteholders' Interest applicable to B Notes Paid this Period from TDA                    $78,026.26
 Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to B Notes                                                          $0.00

 Total Distribution Amount Remaining                                                  $18,407,289.53

 A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
 A-1 Noteholders' Monthly Principal Distributable Amount                                       $0.00
 A-1 Noteholders' Principal Distributable Amount Paid from TDA                                 $0.00
 Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

 Total Distribution Amount Remaining                                                  $18,407,289.53

 A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
 A-2 Noteholders' Monthly Principal Distributable Amount                               $2,588,871.66
 A-2 Noteholders' Principal Distributable Amount Paid from TDA                         $2,588,871.66
 Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

 Total Distribution Amount Remaining                                                  $15,818,417.88

 A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
 A-3 Noteholders' Monthly Principal Distributable Amount                              $13,619,337.70
 A-3 Noteholders' Principal Distributable Amount Paid from TDA                        $13,619,337.70
 Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

 Total Distribution Amount Remaining                                                   $2,199,080.18

 A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
 A-4 Noteholders' Monthly Principal Distributable Amount                                       $0.00
 A-4 Noteholders' Principal Distributable Amount Paid from TDA                                 $0.00
 Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

 Total Distribution Amount Remaining                                                   $2,199,080.18

 B Noteholders' Principal Carryover Shortfall (Previous Period)                                $0.00
 B Noteholders' Monthly Principal Distributable Amount                                   $675,342.06
 B Noteholders' Principal Distributable Amount Paid from TDA                             $675,342.06
 Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00

 Total Excess Distribution Amount Remaining                                            $1,523,738.12

 4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

 Beginning Pre-Funding Account Balance                                                         $0.00

 New Collateral Purchased                                                                      $0.00
 Deposit to Spread Account                                                                     $0.00
 Deposit to Yield Supplement Account (will be necessary
        only if required by rating agencies)                                                   $0.00
 Payment to Seller                                                                             $0.00

 Ending Pre-Funding Account Balance                                                            $0.00

 Excess Pre-Funded Amount/(Payment to Seller)                                                  $0.00

 Adjusted Ending Pre-Funding Account Balance                                                   $0.00

 5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

 Beginning Negative Carry Account Balance                                                      $0.00
 Negative Carry                                                                            3.2128475%
 Number of Days Remaining                                                                      30.00

 Pre-Funded Percentage                                                                         0.000%
 Negative Carry Withdrawls                                                                     $0.00
 Cumulative Negative Carry Withdrawls                                                          $0.00
 Maximum Negative Carry Amount                                                                 $0.00
 Required Negative Carry Account Balance                                                       $0.00
 Interim Ending Negative Carry Account Balance                                                 $0.00
 Negative Carry Amount Released to Seller                                                      $0.00

 Ending Negative Carry Account Balance                                                         $0.00

 6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF
        REQUIRED BY RATING AGENCIES

 Beginning Yield Supplement Account Balance                                                    $0.00
 Deposit to Yield Supplement Account from Pre-Funding Account                                  $0.00
 Receivables Percentage                                                                         0.00%
 Withdrawal of Yield Supplement Amount                                                         $0.00
 Maximum Yield Supplement Amount                                                               $0.00
 Required Yield Supplement Amount                                                              $0.00
 Interim Yield Supplement Account Balance                                                      $0.00
 Yield Supplement Amount Released to Seller                                                    $0.00


                                                                    Page 5 of 12

 Ending Yield Supplement Account Balance                                                       $0.00

 7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

 Beginning Spread Account Balance                                                     $14,044,626.63
 Deposit to Spread Account from Pre-Funding Account                                            $0.00
 Deposit to Spread Account from Excess Collections over Distributions                  $1,523,738.12

 Distribution from Spread Account to Noteholders' Distr. Account                               $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to A-1 Notes                                                        $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to A-2 Notes                                                        $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to A-3 Notes                                                        $0.00
 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to A-4 Notes                                                        $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                     $0.00

 Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current
        Period) applicable to B Notes                                                          $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                     $0.00

 Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
 Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
 Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
 Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)            $0.00
 Remaining Distribution from Spread Account to Noteholders' Distr. Account                     $0.00

 Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)              $0.00

 Preliminary Spread Account Balance Remaining                                         $15,568,364.76

 Cumulative Realized Losses since 28-February-99 (Cut-off Date)                        $8,494,478.76
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                            NO
 12*(Realized Losses during Collection Period) + Repos at end of Collection Period     $7,230,262.81
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                   YES
 60 day or > Delinquent Scheduled Amounts                                              $2,624,312.67
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                        NO
 Are any of the three conditions "YES"?                                               YES

 Preliminary A-1 Note Principal Balance (End of Period)                                        $0.00
 Preliminary A-2 Note Principal Balance (End of Period)                                        $0.00
 Preliminary A-3 Note Principal Balance (End of Period)                              $123,380,662.30
 Preliminary A-4 Note Principal Balance (End of Period)                              $221,950,000.00
 Preliminary B Note Principal Balance (End of Period)                                 $15,034,643.47
 Preliminary Total Principal Balance of Notes  (End of Period)                       $360,365,305.77

 Specified Spread Account Balance                                                      15,500,015.62
 Lesser of:
 (a) 2.00% of the Initial Pool Balance                                                 15,500,015.62

 (b) the Note Balance                                                                 360,365,305.77

 Preliminary Spread Account Balance Remaining                                         $15,568,364.76
 Preliminary Excess Amount in Spread Account                                              $68,349.14
 Preliminary Shortfall Amount in Spread Account                                                $0.00

 Deposit to Spread Account from Remaing Excess Distribution                            $1,455,388.99

 Spread Account Excess                                                                    $68,349.14

 Ending Spread Account Balance (after distributions)                                  $15,500,015.62
 Net Change in Spread Account Balance                                                  $1,455,388.99

 8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

 Total Excess Distribution Amount Remaining                                               $68,349.14

 Certificateholders' Interest Carryover Shortfall (Previous Period)                       $76,983.33
 Interest Due (in Arrears) on Above Shortfall                                                $382.35
 Interest Accrued on Certificates this period                                             $76,983.33
 Certificateholders' Interest Paid from Excess Distribution                               $68,349.14
 Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)            $85,999.87

 Total Excess Distribution Amount Remaining                                                    $0.00

 Certificateholders' Principal Carryover Shortfall (Previous Period)                           $0.00
 Certificateholders' Principal Distributable Amount applicable to current period               $0.00
 Certificateholders' Principal Distributable Amount Paid from Excess Distrbution               $0.00
 Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                $0.00

 Total Excess Distribution Amount Remaining                                                    $0.00

 Servicing Fee Shortfall (Previous Period)                                              1,639,047.94
 Servicing Fees Accrued during this Period                                               $327,291.37
 Servicing Fees Paid this Period Excess Distribution                                           $0.00
 Adjustment to Servicing Fee                                                                   $0.00
 Adjustment to Excess Distribution Amount Remaining                                            $0.00
 Servicing Fee Shortfall                                                               $1,966,339.31

 Total Excess Distribution Amount Remaining                                                    $0.00

 9.  ENDING BALANCES

 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes            $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes            $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes            $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes            $0.00
 Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes              $0.00
 A-1 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
 A-2 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
 A-3 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
 A-4 Noteholders' Principal Carryover Shortfall (Current Period)                               $0.00
 B Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                       $85,999.87
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                           $0.00
 A-1 Note Principal Balance (End of Period)                                                    $0.00
 A-2 Note Principal Balance (End of Period)                                                    $0.00


                                                                    Page 6 of 12

 A-3 Note Principal Balance (End of Period)                                          $123,380,662.30
 A-4 Note Principal Balance (End of Period)                                          $221,950,000.00
 B Note Principal Balance (End of Period)                                             $15,034,643.47
 Certificate Principal Balance (End of Period)                                        $15,500,000.00
 Total Principal Balance of Notes and Certificates (End of Period)                   $375,865,305.77

 A-1 Note Pool Factor (End of Period)                                                      0.0000000
 A-2 Note Pool Factor (End of Period)                                                      0.0000000
 A-3 Note Pool Factor (End of Period)                                                      0.9005888
 A-4 Note Pool Factor (End of Period)                                                      1.0000000
 B Note Pool Factor (End of Period)                                                        0.4849885
 Certificate Pool Factor (End of Period)                                                   1.0000000
 Total Notes & Certificates Pool Factor (End of Period)                                    0.4849875

 Specified Spread Account Balance (after all distributions and adjustments)           $15,500,015.62

 Yield Supplement Account Balance (after alldistributions and adjustment):                     $0.00


                                                                    Page 7 of 12

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                              15-Dec-00

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                               $0.00
        per $1,000 original principal amount:                                                  $0.00

 (b)   A-2 Notes:                                                                      $2,588,871.66
         per $1,000 original principal amount:                                                 $8.81

 (c)   A-3 Notes:                                                                     $13,619,337.70
         per $1,000 original principal amount:                                                $99.41

 (d)   A-4 Notes:                                                                              $0.00
         per $1,000 original principal amount:                                                 $0.00

 (e)   B Notes:                                                                          $675,342.06
         per $1,000 original principal amount:                                                $21.79

 (f)   Total                                                                          $16,883,551.41

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                               $0.00
        per $1,000 original principal amount:                                                  $0.00

 (b)   A-2 Notes:                                                                         $11,401.82
         per $1,000 original principal amount:                                                 $0.04

 (c)  A-3 Notes:                                                                         $639,333.33
        per $1,000 original principal amount:                                                  $4.67

 (d)  A-4 Notes:                                                                       $1,067,209.58
        per $1,000 original principal amount:                                                  $4.81

 (e)  B Notes:                                                                            $78,026.26
         per $1,000 original principal amount:                                                 $2.52

 (f)   Total                                                                           $1,795,970.99

(3) Pool Balance at the end of the related Collection Period                         $375,866,086.75

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                           $0.00
      (ii)  A-1 Note Pool Factor:                                                          0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                           $0.00
      (ii)  A-2 Note Pool Factor:                                                          0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                 $123,380,662.30
      (ii)  A-3 Note Pool Factor:                                                          0.9005888

 (d) (i)  outstanding principal amount of A-4 Notes:                                 $221,950,000.00
      (ii)  A-4 Note Pool Factor:                                                          1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                    $15,034,643.47
      (ii)  B Note Pool Factor:                                                            0.4849885

 (f) (i)  Certificate Balance                                                         $15,500,000.00
      (ii)  Certificate Pool Factor:                                                       1.0000000

(5)  Amount of Servicing Fee:                                                                  $0.00
      per $1,000 Beginning of Collection Period:                                          0.00000000

(6)  Amount of Administration Fee:                                                           $166.67
      per $1,000 Beginning of Collection Period:                                          0.00042436

(7)  Aggregate Purchase Amounts for Collection Period:                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                             $247,931.76

(9)  Amount in Spread Account:                                                        $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                          NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                        $0.00

(13)  Amount in Yield Supplement Account:                                                      $0.00


                                                                    Page 8 of 12

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                              15-Dec-00

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                               $0.00
        per $1,000 original principal amount:                                                  $0.00

 (b)  A-2 Notes:                                                                       $2,588,871.66
        per $1,000 original principal amount:                                                  $8.81

 (c)  A-3 Notes:                                                                      $13,619,337.70
        per $1,000 original principal amount:                                                 $99.41

 (d)  A-4 Notes:                                                                               $0.00
        per $1,000 original principal amount:                                                  $0.00

 (e)  B Notes:                                                                           $675,342.06
        per $1,000 original principal amount:                                                 $21.79

 (f)  Certificates:                                                                            $0.00
        per $1,000 original principal amount:                                                  $0.00

 (g)  Total:                                                                          $16,883,551.41

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                               $0.00
        per $1,000 original principal amount:                                                  $0.00

 (b)  A-2 Notes:                                                                          $11,401.82
        per $1,000 original principal amount:                                                  $0.04

 (c)  A-3 Notes:                                                                         $639,333.33
        per $1,000 original principal amount:                                                  $4.67

 (d)  A-4 Notes:                                                                       $1,067,209.58
        per $1,000 original principal amount:                                                  $4.81

 (e)  B Notes:                                                                            $78,026.26
        per $1,000 original principal amount:                                                  $2.52

 (f)  Certificates:                                                                       $68,349.14
        per $1,000 original principal amount:                                                  $4.41

 (g)  Total:                                                                           $1,864,320.13

(3)  Pool Balance at end of related Collection Period:                               $375,866,086.75

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                           $0.00
      (ii)  A-1 Note Pool Factor:                                                          0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                           $0.00
      (ii)  A-2 Note Pool Factor:                                                          0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                 $123,380,662.30
      (ii)  A-3 Note Pool Factor:                                                          0.9005888

 (d) (i)  outstanding principal amount of A-4 Notes:                                 $221,950,000.00
      (ii)  A-4 Note Pool Factor:                                                          1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                    $15,034,643.47
      (ii)  B Note Pool Factor:                                                            0.4849885

 (f) (i)  Certificate Balance                                                         $15,500,000.00
      (ii)  Certificate Pool Factor:                                                       1.0000000

(5)  Amount of Servicing Fee:                                                                  $0.00
      per $1,000 Beginning of Collection Period:                                           0.0000000

(6)  Amount of Administration Fee:                                                           $166.67
      per $1,000 Beginning of Collection Period:                                           0.0004244

(7)  Aggregate Purchase Amounts for Collection Period:                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                             $247,931.76

(9)  Amount in Spread Account:                                                        $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                           $0.00

(11)  For the Final payment date with respect to the Funding Period, the                NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                        $0.00

(13)  Amount in Yield Supplement Account:                                                      $0.00




CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                       15-Dec-00                 15-Jan-01

(1)  Payment of Administration Fee to Administrator:                                  $166.67                     $0.00

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                               $1,795,970.99             $1,717,658.06

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                      $16,883,551.41            $13,782,357.56

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                   $68,349.14                     $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                        $0.00                     $0.00

(6)  Payment of Servicing Fee to Servicer:                                              $0.00                     $0.00

(7)  Release to Seller from Excess Collections over Distributions                       $0.00                     $0.00

Check for Error                                                                NO ERROR                  NO ERROR
Sum of Above Distributions                                                     $20,203,427.19            $15,500,015.62
Total Distribution Amount plus Releases to Seller                              $20,203,427.19            $15,500,015.62

                                        Page 10 of 12


CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                              15-Dec-00
(1)  Total Distribution Amount:                                                                       $20,203,427.19

(2)  Administration Fee:                                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                       $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                        $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                  $11,401.82

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                        $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                 $639,333.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                        $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                               $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                       $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                   $78,026.26

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                         $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                              $1,795,970.99
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                          $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                         0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                         $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                         $2,588,871.66

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                        15.33%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                 $2,588,871.66

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                        $13,619,337.70

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                        80.67%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                $13,619,337.70

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                 $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                         0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                          $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                         $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                             $675,342.06

(31)  % of Principal Distribution Amount applicable to B Noteholders                                           4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                            $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                     $675,342.06

(34)  Noteholders' Principal Distribution Amount:                                                     $16,883,551.41

(35)  Noteholders' Distributable Amount:                                                              $18,679,522.40

(36)  Deposit to Spread Account (from excess collections):                                             $1,523,738.12

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                    $15,500,015.62
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                             $15,500,015.62

    (b) the Note Balance                                                                             $360,365,305.77

(38)  Spread Account Balance over the Specified Spread Account Balance:                                   $68,349.14

(39)  Certificateholders' Interest Distributable Amount:                                                  $68,349.14

(40)  Certificateholders' Interest Carryover Shortfall:                                                   $85,999.87

(41)  % of Principal Distribution Amount applicable to Certificate holders                                      0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                           $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                       $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                      $0.00

(45)  Certificateholders' Distributable Amount:                                                           $68,349.14

(46)  Servicing Fee:                                                                                           $0.00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Excess Distributions                                                              $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                     $0.00
    (c) Release of Excess Amount in Yield Supplement Account                                                   $0.00

                                        Page 11 of 12


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                         $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                   $392,749,638.16

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                         $0.00
           A-1 Note Pool Factor:                                                                           0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                         $0.00
           A-2 Note Pool Factor:                                                                           0.0000000

           Outstanding Principal Balance of A-3 Notes:                                               $123,380,662.30
           A-3 Note Pool Factor:                                                                           0.9005888

           Outstanding Principal Balance of A-4 Notes:                                               $221,950,000.00
           A-4 Note Pool Factor:                                                                           1.0000000

           Outstanding Principal Balance of B Notes:                                                  $15,034,643.47
           B Note Pool Factor:                                                                             0.4849885

           Outstanding Principal Balance of the Certificates:                                         $15,500,000.00
           Certificate Pool Factor:                                                                        1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                             $247,931.76

(53)  Spread Account Balance after giving effect to all distributions:                                $15,500,015.62

====================================================================================================================

                                                             04-Jan-01

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1999-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case
Equipment Loan Trust 1999-A is provided to Moody's for the following collection period.

          Pool Balance on                                                           06-Nov-00
                                                                              $392,749,638.16
          Pool Balance on                                                           05-Dec-00
                                                                              $375,866,086.75

          Realized Losses during collection period:                               $247,931.76

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                         $2,624,312.67

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:                  $4,255,081.69

Total Collections During the Collection Period:                                $20,203,427.19


Sincerely,




Ralph Than
Case Credit Corporation

                                        Page 12 of 12


CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates
                                    29-Dec-00
                                    07:01 AM
Prepared by  Shawn Ostrowski (262) 636 - 5284               File: us99b.xls

                                     ------------------------------------------------------------------------------------------
NPV Data Input Section                      31-Jul-99      31-Jul-99           05-Dec-00          05-Dec-00          05-Dec-00
                                     ------------------------------------------------------------------------------------------
Scheduled cash flows as of the        Pool 1A (Retail) CPoolf1B (FPL)  CutPool 1A (Retail)     Pool 1B (FPL)   Pool 1C (Forestry)

                                           481,775.39     235,787.96        5,623,744.04       1,036,340.61       1,520,518.90
                                         5,059,574.60     970,277.32        3,676,677.10         390,141.99         649,340.61
                                         3,773,678.37     774,994.85        2,948,750.79         395,174.23         620,729.02
                                         3,851,991.40     880,126.95        3,153,989.79         405,014.76         745,376.32
                                         4,702,792.68   1,241,012.13        3,695,603.94         394,110.63         839,063.32
                                         5,067,768.29     858,832.31        5,928,157.03         402,493.53         892,416.55
                                         4,071,715.23     769,235.31        8,475,182.08         409,723.63         645,042.05
                                         4,038,884.53     873,917.61        6,471,770.86         408,699.54         647,397.86
                                         3,996,341.52   1,000,563.71        3,168,309.75         408,699.54         575,614.97
                                         4,912,452.87   1,030,874.94        3,169,164.08         408,699.53         618,736.35
                                         8,479,682.24   1,053,224.49        3,034,932.72         406,878.06         638,680.75
                                        10,770,271.64     808,211.95        3,283,812.72         404,993.39         677,779.26
                                         6,415,977.99     768,707.46        4,243,830.85         401,860.42         685,224.23
                                         4,279,065.28     763,784.43        3,571,182.20         396,581.58         681,455.43
                                         3,692,654.06     745,264.47        2,908,007.46         396,924.93         579,839.58
                                         3,914,171.50     842,204.63        3,128,822.92         393,735.44         701,521.41
                                         4,814,300.45     811,559.23        3,551,059.54         347,583.51         908,143.72
                                         5,177,437.20     833,415.06        5,740,422.69         340,119.62         790,719.66
                                         4,020,165.77     748,388.98        8,040,141.83         318,440.85         575,892.14
                                         3,976,214.78     789,947.12        5,867,132.43         288,988.39         597,647.06
                                         3,904,237.93     907,567.10        2,479,576.95         289,354.40         504,668.12
                                         4,793,046.78   1,327,875.77        2,437,903.58         290,634.26         546,255.13
                                         8,277,912.97   1,004,039.10        2,281,752.81         273,118.07         550,421.72
                                        10,528,135.84     786,939.78        2,468,170.34         291,274.01         610,293.82
                                         6,144,249.72     723,958.46        3,240,698.88         263,486.22         992,417.73
                                         4,046,669.64     715,398.72        2,788,624.71         267,323.60         562,649.60
                                         3,520,434.77     694,618.63        2,169,610.99         261,989.05         463,878.05
                                         3,723,066.71     793,487.86        2,327,140.72         236,659.02         544,132.61
                                         4,593,112.31     763,840.97        2,347,638.56         218,337.32         753,752.99
                                         5,011,131.36     847,377.95        3,670,016.62         165,649.14         623,236.66
                                         3,850,651.66     737,363.35        5,623,750.47         120,246.46         379,011.26
                                         3,836,975.60     714,140.92        3,932,594.37          75,211.43         379,854.48
                                         3,697,034.07   1,152,647.87        1,305,826.24          70,261.64         296,602.18
                                         4,550,885.12     973,619.78        1,228,552.80          63,358.28         294,088.11
                                         7,757,673.60     861,940.45        1,114,119.00          59,409.93         304,459.25
                                         9,801,528.47     689,025.17        1,230,009.88          57,560.76         366,732.67
                                         5,329,897.26     685,771.96        1,813,621.72          57,560.76         367,006.37
                                         3,143,387.64     626,284.23        1,441,094.10          71,513.93         285,143.50
                                         2,685,421.69     600,581.74        1,127,605.15          57,560.76         371,442.55
                                         2,813,930.77     683,405.63        1,071,936.26          81,226.91         321,514.11
                                         3,562,297.12     674,822.86        1,110,868.24          34,107.90         366,319.06
                                         3,819,572.90     703,806.74        1,992,324.54          22,380.89         363,695.76
                                         2,906,585.74     589,590.38        3,925,933.98          10,613.45         134,996.99
                                         2,960,575.33     519,274.33        2,080,738.96          31,069.29         140,262.67
                                         2,611,041.41     609,730.83          417,805.23               0.00           4,074.78
                                         2,867,873.08     720,874.32          218,045.80           9,678.40          34,761.11
                                         5,392,899.05     674,778.66          126,149.12           4,384.42           1,449.40
                                         6,660,526.49     452,419.43          148,949.07               0.00          10,455.02
                                         3,457,675.04     391,446.53          334,526.44               0.00           1,449.40
                                         1,638,195.92     365,318.32           47,701.21               0.00               0.00
                                         1,311,517.20     315,854.48           15,901.26               0.00               0.00
                                         1,333,023.47     394,729.98           37,460.37               0.00               0.00
                                         2,001,078.85     395,455.98           93,444.36               0.00          15,694.17
                                         2,120,018.12     431,341.26           84,882.13               0.00               0.00
                                         1,446,112.14     271,066.25           36,113.44               0.00               0.00
                                         1,516,553.93     382,001.28                0.00               0.00               0.00
                                         1,187,229.73     336,775.95                0.00               0.00               0.00
                                         1,359,950.96     405,398.93                0.00               0.00               0.00
                                         3,294,291.18     348,512.87                0.00               0.00               0.00
                                         4,258,852.11     122,673.99                0.00               0.00               0.00
                                         1,631,860.97      89,011.53                0.00               0.00               0.00
                                           337,455.66      34,736.52                0.00               0.00               0.00
                                           105,439.75       1,449.40                0.00               0.00               0.00
                                           132,943.66       1,449.40                0.00               0.00               0.00
                                           256,320.92       1,449.40                0.00               0.00               0.00
                                            58,917.25           0.00                0.00               0.00               0.00
                                            13,059.81           0.00                0.00               0.00               0.00
                                            40,978.93           0.00                0.00               0.00               0.00
                                            83,229.11      15,694.17                0.00               0.00               0.00
                                            52,328.99           0.00                0.00               0.00               0.00
                                            31,339.71           0.00                0.00               0.00               0.00
                                            55,550.47           0.00                0.00               0.00               0.00
                                                 0.00           0.00                0.00               0.00               0.00
                                                 0.00           0.00                0.00               0.00               0.00
                                                 0.00           0.00                0.00               0.00               0.00
                                     ------------------------------------------------------------------------------------------
Total Time Balance of Scheduled
  Cash Flows                           256,011,594.71  42,339,880.13      146,451,783.12      11,739,174.48      25,181,858.46
                               ---------------------------------------------------------------------------------------------
NPV Data Input Section              05-Dec-00         05-Dec-00        05-Dec-00      05-Dec-00      05-Dec-00    05-Dec-00
                               ----------------------------------------------------------------------------------------------
Scheduled cash flows as of the   Pool 1D (Trucks)      Pool 2A          Pool 2B        Pool 3         Pool 4       Pool 5

                                    3,151,566.68     2,843,375.78     2,404,143.48    457,382.46   4,630,384.90         0.00
                                      949,081.99     1,632,901.32     1,571,793.98     96,998.47   2,458,094.84         0.00
                                      965,603.61     1,397,494.75     1,286,683.12     53,197.92   2,319,484.12         0.00
                                      956,797.07     1,215,246.23     1,385,282.52     38,625.99   2,547,182.16         0.00
                                      972,448.32     1,334,037.48     1,140,179.33     42,275.75   2,338,522.18         0.00
                                      989,596.08     1,201,758.12     1,112,097.17          0.00   2,097,951.56         0.00
                                    1,005,556.72     1,466,327.71     1,126,799.66      5,388.70   2,114,904.45         0.00
                                      985,788.01     2,814,479.69     1,178,041.52     11,071.43   2,295,670.31         0.00
                                      963,009.78     4,408,400.69     2,862,048.48     24,621.69   2,314,288.01         0.00
                                      965,766.31     2,279,794.58     7,410,791.00    102,101.36   5,900,312.01         0.00
                                      949,588.94     1,194,641.36     1,466,387.71     18,205.11   6,507,230.91         0.00
                                      940,183.76     1,665,142.29     1,768,681.35      5,184.06   3,290,714.73         0.00
                                      945,806.21     1,827,012.45     2,091,567.96      2,650.81   2,876,410.09         0.00
                                      902,964.08     1,557,297.01     1,516,078.26          0.00   2,280,478.52         0.00
                                      912,319.70     1,364,610.72     1,223,802.02          0.00   2,080,240.76         0.00
                                      873,975.10     1,158,463.76     1,294,358.08          0.00   2,288,573.32         0.00
                                      880,779.49     1,207,172.28     1,078,286.05          0.00   2,120,285.65         0.00
                                      880,644.24     1,151,993.23     1,050,741.96          0.00   1,890,703.82         0.00
                                      922,256.41     1,413,223.41     1,054,771.49          0.00   1,871,410.30         0.00
                                      830,080.47     2,756,605.95     1,112,746.20          0.00   2,029,931.21         0.00
                                      784,280.65     4,238,337.07     2,750,036.52          0.00   1,928,121.74         0.00
                                      767,349.89     2,131,733.45     7,235,797.82          0.00   5,547,354.86         0.00
                                      756,420.45     1,014,342.15     1,297,378.56          0.00   5,982,914.38         0.00
                                      733,269.59     1,367,305.90     1,599,985.97          0.00   2,812,476.27         0.00
                                      725,692.11     1,619,298.96     1,910,344.19          0.00   2,815,556.90         0.00
                                      669,549.71     1,336,943.26     1,287,585.27          0.00   1,897,195.86         0.00
                                      669,590.54     1,156,266.83     1,041,761.44          0.00   1,689,479.47         0.00
                                      620,488.42       967,138.90     1,059,968.06          0.00   1,911,907.34         0.00
                                      590,122.07     1,025,991.18       899,932.16          0.00   1,679,528.15         0.00
                                      567,528.67       949,786.29       867,138.21          0.00   1,467,371.85         0.00
                                      562,401.33     1,212,726.36       871,147.06          0.00   1,378,272.63         0.00
                                      491,300.34     2,194,560.85       930,588.16          0.00   1,539,387.65         0.00
                                      430,718.71     3,197,891.23     2,313,034.87          0.00   1,437,176.76         0.00
                                      455,394.99     1,586,662.76     5,714,677.52          0.00   4,500,042.74         0.00
                                      420,423.98       502,897.80       763,247.94          0.00   4,515,966.66         0.00
                                      413,545.45       853,970.92     1,147,179.57          0.00   1,856,006.62         0.00
                                      406,078.74     1,064,899.53     1,384,509.11          0.00   1,511,607.04         0.00
                                      343,529.69       836,417.55       818,338.01          0.00   1,021,380.32         0.00
                                      346,989.79       631,327.33       525,331.15          0.00     814,211.02         0.00
                                      350,985.71       554,388.14       567,677.32          0.00   1,011,330.99         0.00
                                      363,147.09       527,098.91       431,693.74          0.00     750,838.85         0.00
                                      280,722.43       459,467.34       425,786.03          0.00     712,466.11         0.00
                                      189,785.02       710,761.84       394,038.39          0.00     565,783.34         0.00
                                      154,920.27     1,544,164.66       479,735.07          0.00     641,846.87         0.00
                                       70,766.85     2,103,228.10     1,581,396.16          0.00     712,578.30         0.00
                                       56,109.96     1,014,733.39     4,862,116.35          0.00   3,252,292.15         0.00
                                       46,318.80        88,635.54       480,961.14          0.00   3,262,027.25         0.00
                                       10,581.77       414,948.58       608,755.92          0.00     842,835.04         0.00
                                       10,581.77       380,810.18       492,503.75          0.00     643,438.16         0.00
                                       26,180.86       164,515.30       193,109.55          0.00     271,448.92         0.00
                                        8,343.73        65,952.45        44,378.58          0.00      43,246.15         0.00
                                        8,343.73        14,740.11        31,324.65          0.00      89,188.17         0.00
                                        8,343.73        38,352.83         8,749.51          0.00      25,009.19         0.00
                                      196,787.84        45,035.77        32,185.99          0.00       8,477.97         0.00
                                            0.00       235,615.77        15,644.27          0.00      10,006.41         0.00
                                            0.00       309,618.40        40,356.90          0.00      23,907.81         0.00
                                            0.00             0.00       234,317.53          0.00      52,886.78         0.00
                                            0.00             0.00        13,417.52          0.00     520,012.77         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00      20,290.76         0.00
                                            0.00             0.00             0.00          0.00      32,655.85         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                                            0.00             0.00             0.00          0.00           0.00         0.00
                               ----------------------------------------------------------------------------------------------
Total Time Balance of Scheduled
  Cash Flows                       33,480,407.65    72,450,544.44    80,491,411.30    857,703.75 116,051,299.95         0.00

                                        Page 1 of 12


CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Prepared by  Shawn Ostrowski (262) 636 - 5284                      12/29/00
                                    07:01 AM
Scheduled Payment Date                                                                               16-Dec-00
Actual Payment Date                                                                                  18-Dec-00
Collection Period Begin Date                                                                         04-Nov-00
Collection Period End Date                                        31-Jul-99      31-Jul-99           05-Dec-00
Days in accrual period (30/360)                                                                             30
Days in accrual period (ACT/360)                                                                            33

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                     $18,735,672.87

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                              $0.00
    Government obligors                                                                                  $0.00
          Total Warranty Repurchases                                                                     $0.00

Total Collections For The Period                                                                $18,735,672.87

Total Collection                                                                                $18,735,672.87
Negative Carry Withdrawls                                                                                $0.00
Yield Supplement Withdrawals                                                                             $0.00

Reinvestment Income (including Pre-Funding Account, Spread
  Account (and YSA if any))                                                                        $139,870.86
Pre-Funding Account Reinvestment Income                                                                  $0.00

      Total Distribution Amount                                                                 $18,875,543.73

MISCELLANEOUS DATA

      TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                      $7,295,492.47
    Scheduled Amounts 60 days or more past due                                                   $3,758,905.82
    Net Losses on Liquidated Receivables                                                           $414,883.39
    Number of Loans at Beginning of Period                                                              18,144
    Number of Loans at End of Period                                                                    17,854
    Repossessed Equipment not Sold or Reassigned (Beginning)                                     $2,033,339.60
    Repossessed Equipment not Sold or Reassigned (End)                                           $2,995,593.88


CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Actual Payment Date                                                                                                  18-Dec-00
Collection Period Begin Date                                                                                         04-Nov-00
Collection Period End Date                                                                                           05-Dec-00

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                        $440,333,455.40
      A-1 Note Beginning Principal Balance                                                                               $0.00
      A-2 Note Beginning Principal Balance                                                                     $120,647,449.91
      A-3 Note Beginning Principal Balance                                                                     $100,000,000.00
      A-4 Note Beginning Principal Balance                                                                     $182,371,000.00
      B Note Beginning Principal Balance                                                                        $19,815,005.49
      Certificate Beginning Principal Balance                                                                   $17,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                              $425,837,158.07
      A-1 Note Principal Balance (End of Period)                                                                         $0.00
           A-1 Note Pool Factor (End of Period)                                                                      0.0000000
      A-2 Note Principal Balance (End of Period)                                                               $106,803,485.96
           A-2 Note Pool Factor (End of Period)                                                                      0.3560116
      A-3 Note Principal Balance (End of Period)                                                               $100,000,000.00
           A-3 Note Pool Factor (End of Period)                                                                      1.0000000
      A-4 Note Principal Balance (End of Period)                                                               $182,371,000.00
           A-4 Note Pool Factor (End of Period)                                                                      1.0000000
      B Note Principal Balance (End of Period)                                                                  $19,162,672.11
           B Note Pool Factor (End of Period)                                                                        0.6083388
      Certificate Principal Balance (End of Period)                                                             $17,500,000.00
           Certificate Pool Factor (End of Period)                                                                   1.0000000

CONTRACT VALUE DECLINE                                                                                          $14,496,297.33
      Pool Balance (Beg. of Collection Period)                                                                 $440,333,455.40
      Pool Balance (End of Collection Period)                                                                  $425,837,158.07

Total Distribution Amount (TDA)                                                                                 $18,875,543.73
      Total Collections and Investment Income for the Period                                                    $18,875,543.73
      Negative Carry Amount                                                                                              $0.00

Principal Distribution Amount  (PDA)                                                                            $14,496,297.33

Principal Allocation to Notes and Certificates                                                                  $14,496,297.33
      A-1 Noteholders' Principal Distributable Amount                                                                    $0.00
      A-2 Noteholders' Principal Distributable Amount                                                           $13,843,963.95
      A-3 Noteholders' Principal Distributable Amount                                                                    $0.00
      A-4 Noteholders' Principal Distributable Amount                                                                    $0.00
      B Noteholders' Principal Distributable Amount                                                                $652,333.38
      Certificateholders' Principal Distributable Amount                                                                 $0.00

Interest Distributable Amount                                                                                    $2,562,690.73
      Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                 $0.00
      Noteholders' Interest Distributable Amount applicable to A-2 Notes                                           $636,415.30
      Noteholders' Interest Distributable Amount applicable to A-3 Notes                                           $555,000.00
      Noteholders' Interest Distributable Amount applicable to A-4 Notes                                         $1,048,633.25
      Noteholders' Interest Distributable Amount applicable to B Notes                                             $116,413.16
      Certificateholders' Interest Distributable Amount                                                            $206,229.02

Spread Account
      Beginning Spread Account Balance                                                                          $12,288,706.34
      Deposit to Spread Account from Pre-Funding Account                                                                 $0.00
      Deposit to Spread Account from Excess Collections over Distributions                                       $2,022,618.02
      Distribution from Spread Account for Interest / Principal Shortfall                                                $0.00

      Specified Spread Account Balance                                                                          $14,000,005.12
      Ending Spread Account Balance (after distributions)                                                       $14,000,005.12

Credit Enhancement                                                                                                       3.29%
      Spread account % of Ending Pool Balance                                                                            3.29%
      Overcollateralization % of Ending Pool Balance                                                                     0.00%

      Scheduled Amounts 30 - 59 days past due                                                                    $7,295,492.47
           as % of Ending Pool Balance                                                                                   1.71%
      Scheduled Amounts 60 days or more past due                                                                 $3,758,905.82
           as % of Ending Pool Balance                                                                                   0.88%
      Net Losses on Liquidated Receivables                                                                         $414,883.39
           as % of Ending Pool Balance                                                                                   0.10%

                                  Page 3 of 12

PART III -- SERVICING CALCULATIONS                                                                                       18-Dec-00

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE               Pool 1A (Retail) Cutoff   Pool 1B (FPL) Cutoff   Pool 1A (Retail)

Wtd. Avg. APR                                                                     8.911%                 8.911%             8.911%
Contract Value (Beg. of Collection Period), by origination pool                                                    $129,627,031.56
Contract Value  (End of Collection Period), by origination pool          $211,934,021.03         $35,325,733.39    $128,728,517.98
                                                                        ----------------        ---------------   ----------------
Contract Value Decline                                                                                                 $898,513.58
                                                                                                                             0.69%
Initial Pool Balance                                                                                               $700,000,255.78
Pool Balance (End of Collection Period)                                                                            $425,837,158.07

Collections and Investment Income for the period                                                                    $18,875,543.73
Negative Carry Amount                                                                                                        $0.00

Total Distribution Amount (TDA)                                                                                     $18,875,543.73
One-Time adjustment to Dec-15-99 PDA
Principal Distribution Amount  (PDA)                                                                                $14,496,297.33

Initial B Percentage                                                                                                        4.500%
Unscheduled Principal (per pool)                                                                                             $0.00
Total Unscheduled Principal                                                                                         $77,788,473.39

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning Principal Balance                                                                                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
A-1 Noteholders' Principal Distributable Amount                                                                              $0.00

Principal Distribution Amount Remaining                                                                             $14,496,297.33

A-2 Note Beginning Principal Balance                                                                               $120,647,449.91
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                 95.50%
A-2 Noteholders' Principal Distributable Amount                                                                     $13,843,963.95

Principal Distribution Amount Remaining                                                                                $652,333.38

A-3 Note Beginning Principal Balance                                                                               $100,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
A-3 Noteholders' Principal Distributable Amount                                                                              $0.00

Principal Distribution Amount Remaining                                                                                $652,333.38

A-4 Note Beginning Principal Balance                                                                               $182,371,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                                  0.00%
A-4 Noteholders' Principal Distributable Amount                                                                              $0.00

Principal Distribution Amount Remaining                                                                                $652,333.38

B Note Beginning Principal Balance                                                                                  $19,815,005.49
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                               $0.00
B Noteholders' Share of the Principal Distribution Amounts                                                                   4.50%
B Noteholders' Principal Distributable Amount                                                                          $652,333.38

Principal Distribution Amount Remaining                                                                                      $0.00

Certificate Beginning Principal Balance                                                                             $17,500,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
Certificateholders' Share of the Principal Distribution Amounts                                                              0.00%
Certificateholders' Principal Distributable Amount                                                                           $0.00

Interest Accrued on Class A-1 Notes this period                           5.6740%                                            $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                           $0.00

Interest Accrued on Class A-2 Notes this period                           6.3300%                                      $636,415.30
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                     $636,415.30

Interest Accrued on Class A-3 Notes this period                           6.6600%                                      $555,000.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                     $555,000.00

Interest Accrued on Class A-4 Notes this period                           6.9000%                                    $1,048,633.25
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $1,048,633.25

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                    $2,240,048.55
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Offered Noteholders' Interest Distributable Amount                                                                   $2,240,048.55

Interest Accrued on Class B Notes this period                             7.0500%                                      $116,413.16
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                            $0.00
Interest Due (in Arrears) on above Shortfall                                                                                 $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                       $116,413.16

Interest Accrued on Certificates this period                              7.0500%                                      $102,812.50
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $102,812.50
Interest Due (in Arrears) on Above Shortfall                                                                               $604.02
Certificateholders' Interest Distributable Amount                                                                      $206,229.02

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                  Pool 1B (FPL)      Pool 1C (Forestry)      Pool 1D (Trucks)

Wtd. Avg. APR                                                              8.911%                  8.911%                8.911%
Contract Value (Beg. of Collection Period), by origination pool    $23,294,918.15          $12,775,418.61        $30,664,386.66
Contract Value  (End of Collection Period), by origination pool    $10,632,127.42          $22,202,585.51        $29,789,101.96
                                                                  ---------------         ---------------       ---------------
Contract Value Decline                                             $12,662,790.73         ($9,427,166.90)           $875,284.70
                                                                           54.36%                 -73.79%                 2.85%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
One-Time adjustment to Dec-15-99 PDA
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                   $10,177,460.47                   $0.00                 $0.00


1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                        Pool 2A            Pool 2B            Pool 3

Wtd. Avg. APR                                                              8.300%             8.300%            8.156%
Contract Value (Beg. of Collection Period), by origination pool    $65,104,104.58      $1,723,343.22    $73,188,582.42
Contract Value  (End of Collection Period), by origination pool    $63,196,080.22     $69,629,919.35       $844,590.01
                                                                  ---------------    ---------------      ------------
Contract Value Decline                                              $1,908,024.36   ($67,906,576.13)    $72,343,992.41
                                                                            2.93%          -3940.40%            98.85%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
One-Time adjustment to Dec-15-99 PDA
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                            $0.00              $0.00    $67,611,012.92



1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                            Pool 4        Pool 5

Wtd. Avg. APR                                                                 8.506%        8.300%
Contract Value (Beg. of Collection Period), by origination pool      $103,955,670.20         $0.00
Contract Value  (End of Collection Period), by origination pool      $100,814,235.62         $0.00
                                                                    ----------------         -----
Contract Value Decline                                                 $3,141,434.58         $0.00
                                                                               3.02%       #DIV/0!
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
One-Time adjustment to Dec-15-99 PDA
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                               $0.00         $0.00

                                  Page 4 of 12

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

A. TOTAL DISTRIBUTION AMOUNT (TDA)                                                        $18,875,543.73

Administration Fee Shortfall (Previous Period)                                                     $0.00
Administration Fee Accrued during this Period                 $500.00                            $166.67
Administration Fee Paid this Period from TDA                                                     $166.67
Administration Fee Shortfall                                                                       $0.00

Total Distribution Amount Remaining                                                       $18,875,377.06

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                $0.00
Interest Due (in Arrears) on above Shortfall                                                       $0.00
Interest Accrued on Class A-1 Notes this period                                                    $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                            $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-1 Notes                                                                         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                $0.00
Interest Due (in Arrears) on above Shortfall                                                       $0.00
Interest Accrued on Class A-2 Notes this period                                              $636,415.30
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                      $636,415.30
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-2 Notes                                                                         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
   A-3 Notes                                                                                         $0.00
 Interest Due (in Arrears) on above Shortfall                                                     $0.00
Interest Accrued on Class A-3 Notes this period                                              $555,000.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                      $555,000.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-3 Notes                                                                         $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
   A-4 Notes                                                                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                       $0.00
Interest Accrued on Class A-4 Notes this period                                            $1,048,633.25
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                    $1,048,633.25
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-4 Notes                                                                         $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                $0.00
Interest Due (in Arrears) on above Shortfall                                                       $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                          $2,240,048.55
Offered Noteholders' Interest Paid this Period from TDA                                    $2,240,048.55
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                           $0.00

Total Distribution Amount Remaining                                                       $16,635,328.51

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to
   B Notes                                                                                         $0.00
Interest Due (in Arrears) on above Shortfall                                                       $0.00
Interest Accrued on Class B Notes this period                                                $116,413.16
Noteholders' Interest applicable to B Notes Paid this Period from TDA                        $116,413.16
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to B Notes                                                                              $0.00

Total Distribution Amount Remaining                                                       $16,518,915.35

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                            $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                      $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00

Total Distribution Amount Remaining                                                       $16,518,915.35

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                   $13,843,963.95
A-2 Noteholders' Principal Distributable Amount Paid from TDA                             $13,843,963.95
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00

Total Distribution Amount Remaining                                                        $2,674,951.40

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                            $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                      $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00

Total Distribution Amount Remaining                                                        $2,674,951.40

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                            $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                      $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                        $0.00

Total Distribution Amount Remaining                                                        $2,674,951.40

B Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
B Noteholders' Monthly Principal Distributable Amount                                        $652,333.38
B Noteholders' Principal Distributable Amount Paid from TDA                                  $652,333.38
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                          $0.00

Total Excess Distribution Amount Remaining                                                 $2,022,618.02

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                              $0.00

New Collateral Purchased                                                                           $0.00
Deposit to Spread Account                                       2.50%          2.00%               $0.00
Deposit to Yield Supplement Account (will be necessary only if required by rating agencies)        $0.00
                                                                                                   -----
Payment to Seller                                                                                  $0.00

Ending Pre-Funding Account Balance                                                                 $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                       $0.00

Adjusted Ending Pre-Funding Account Balance                                                        $0.00

                                       5 of 12


5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                           $0.00
Negative Carry                                                                                4.1876308%
Number of Days Remaining                                                                            0.00

Pre-Funded Percentage                                                                             0.000%
Negative Carry Withdrawls                                                                          $0.00
Cumulative Negative Carry Withdrawls                                                               $0.00
Maximum Negative Carry Amount                                                                      $0.00
Required Negative Carry Account Balance                                                            $0.00
Interim Ending Negative Carry Account Balance                                                      $0.00
Negative Carry Amount Released to Seller                                                           $0.00

Ending Negative Carry Account Balance                                                              $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY RATING AGENCIES

Beginning Yield Supplement Account Balance                                                         $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                                       $0.00
Receivables Percentage                                                                             0.00%
Withdrawal of Yield Supplement Amount                                                              $0.00
Maximum Yield Supplement Amount                                                                    $0.00
Required Yield Supplement Amount                                                                   $0.00
Interim Yield Supplement Account Balance                                                           $0.00
Yield Supplement Amount Released to Seller                                                         $0.00

Ending Yield Supplement Account Balance                                                            $0.00

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                          $12,288,706.34
Deposit to Spread Account from Pre-Funding Account                                                 $0.00
Deposit to Spread Account from Excess Collections over Distributions                       $2,022,618.02

Distribution from Spread Account to Noteholders' Distr. Account                                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-1 Notes                                                                         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-2 Notes                                                                         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-3 Notes                                                                         $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to A-4 Notes                                                                         $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                          $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period)
   applicable to B Notes                                                                           $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                          $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                 $0.00
Remaining Distribution from Spread Account to Noteholders' Distr. Account                          $0.00

Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                   $0.00

Preliminary Spread Account Balance Remaining                                              $14,311,324.36

Cumulative Realized Losses since 28-February-99 (Cut-off Date)                             $5,288,993.18
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                             NO
12*(Realized Losses during Collection Period) + Repos at end of Collection Period          $7,974,194.56
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                   YES
60 day or > Delinquent Scheduled Amounts                                                   $3,758,905.82
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                         NO
Are any of the three conditions "YES"?                                                               YES

Preliminary A-1 Note Principal Balance (End of Period)                                             $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                   $106,803,485.96
Preliminary A-3 Note Principal Balance (End of Period)                                   $100,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                   $182,371,000.00
Preliminary B Note Principal Balance (End of Period)                                      $19,162,672.11
Preliminary Total Principal Balance of Notes  (End of Period)                            $408,337,158.07

Specified Spread Account Balance                                                           14,000,005.12
Lesser of:
(a) 2.50% of the Initial Pool Balance during Pre-Fund, 2.0% T 2.50%    2.00%               14,000,005.12

(b) the Note Balance                                                                      408,337,158.07

Preliminary Spread Account Balance Remaining                                              $14,311,324.36
Preliminary Excess Amount in Spread Account                                                  $311,319.24
Preliminary Shortfall Amount in Spread Account                                                     $0.00

Deposit to Spread Account from Remaing Excess Distribution                                 $1,711,298.78

Spread Account Excess                                                                        $311,319.24
   release of required 50bp from Spread Account                                                    $0.00

Ending Spread Account Balance (after distributions)                                       $14,000,005.12
Net Change in Spread Account Balance                                                       $1,711,298.78

                                       6 of 12


8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

Total Excess Distribution Amount Remaining                                                   $311,319.24

Certificateholders' Interest Carryover Shortfall (Previous Period)                           $102,812.50
Interest Due (in Arrears) on Above Shortfall                                                     $604.02
Interest Accrued on Certificates this period                                                 $102,812.50
Certificateholders' Interest Paid from Excess Distribution                                   $206,229.02
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                      $0.00

Total Excess Distribution Amount Remaining                                                   $105,090.22

Certificateholders' Principal Carryover Shortfall (Previous Period)                                $0.00
Certificateholders' Principal Distributable Amount applicable to current period                    $0.00
Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                    $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                     $0.00

Total Excess Distribution Amount Remaining                                                   $105,090.22

Servicing Fee Shortfall (Previous Period)                                                   1,021,655.71
Servicing Fees Accrued during this Period                       1.00%                        $366,944.55
Servicing Fees Paid this Period Excess Distribution                                          $105,090.22
Adjustment to Servicing Fee                                                                        $0.00
Adjustment to Excess Distribution Amount Remaining                                                 $0.00
Servicing Fee Shortfall                                                                    $1,283,510.05

Total Excess Distribution Amount Remaining                                                         $0.00

9.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                      $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                 $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                $0.00

A-1 Note Principal Balance (End of Period)                                                         $0.00
A-2 Note Principal Balance (End of Period)                                               $106,803,485.96
A-3 Note Principal Balance (End of Period)                                               $100,000,000.00
A-4 Note Principal Balance (End of Period)                                               $182,371,000.00
B Note Principal Balance (End of Period)                                                  $19,162,672.11
Certificate Principal Balance (End of Period)                                             $17,500,000.00
Total Principal Balance of Notes and Certificates (End of Period)                        $425,837,158.07

A-1 Note Pool Factor (End of Period)                   $68,629,000.00                          0.0000000
A-2 Note Pool Factor (End of Period)                  $300,000,000.00                          0.3560116
A-3 Note Pool Factor (End of Period)                  $100,000,000.00                          1.0000000
A-4 Note Pool Factor (End of Period)                  $182,371,000.00                          1.0000000
B Note Pool Factor (End of Period)                     $31,500,000.00                          0.6083388
Certificate Pool Factor (End of Period)                $17,500,000.00                          1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                         0.6083388

Specified Spread Account Balance (after all distributions and adjustments)                $14,000,005.12

Yield Supplement Account Balance (after alldistributions and adjustment):                          $0.00

                                       7 of 12


CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO NOTEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                        18-Dec-00

(1)  Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                                    $0.00
             per $1,000 original principal amount:                                                       $0.00

      (b)   A-2 Notes:                                                                          $13,843,963.95
              per $1,000 original principal amount:                                                     $46.15

      (c)   A-3 Notes:                                                                                   $0.00
              per $1,000 original principal amount:                                                      $0.00

      (d)   A-4 Notes:                                                                                   $0.00
              per $1,000 original principal amount:                                                      $0.00

      (e)   B Notes:                                                                               $652,333.38
              per $1,000 original principal amount:                                                     $20.71

      (f)   Total                                                                               $14,496,297.33

(2) Interest on the Notes

      (a)  A-1 Notes:                                                                                    $0.00
             per $1,000 original principal amount:                                                       $0.00

      (b)   A-2 Notes:                                                                             $636,415.30
              per $1,000 original principal amount:                                                      $2.12

      (c)  A-3 Notes:                                                                              $555,000.00
             per $1,000 original principal amount:                                                       $5.55

      (d)  A-4 Notes:                                                                            $1,048,633.25
             per $1,000 original principal amount:                                                       $5.75

      (e)  B Notes:                                                                                $116,413.16
              per $1,000 original principal amount:                                                      $3.70

      (f)   Total                                                                                $2,356,461.71

(3) Pool Balance at the end of the related Collection Period                                   $425,837,158.07

(4)  After giving effect to distributions on current Payment Date:

      (a)   (i)  outstanding principal amount of A-1 Notes:                                              $0.00
           (ii)  A-1 Note Pool Factor:                                                               0.0000000

      (b)   (i)  outstanding principal amount of A-2 Notes:                                    $106,803,485.96
           (ii)  A-2 Note Pool Factor:                                                               0.3560116

      (c)   (i)  outstanding principal amount of A-3 Notes:                                    $100,000,000.00
           (ii)  A-3 Note Pool Factor:                                                               1.0000000

      (d)   (i)  outstanding principal amount of A-4 Notes:                                    $182,371,000.00
           (ii)  A-4 Note Pool Factor:                                                               1.0000000

      (e)   (i)  outstanding principal amount of B Notes:                                       $19,162,672.11
           (ii)  B Note Pool Factor:                                                                 0.6083388

      (f)   (i)  Certificate Balance                                                            $17,500,000.00
           (ii)  Certificate Pool Factor:                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                      $105,090.22
           per $1,0000 Beginning of Collection Period:                                              0.23866053

(6)  Amount of Administration Fee:                                                                     $166.67
           per $1,0000 Beginning of Collection Period:                                              0.00037851

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the Collection Period:                                $414,883.39

(9)  Amount in Spread Account:                                                                  $14,000,005.12

(10)  Amount in Pre-Funding Account:                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00

(13)  Amount in Yield Supplement Account:                                                                $0.00


                                               Page 8 of 12


=================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO CERTIFICATEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                        18-Dec-00

(1)  Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                                                    $0.00
             per $1,000 original principal amount:                                                       $0.00

      (b)  A-2 Notes:                                                                           $13,843,963.95
             per $1,000 original principal amount:                                                      $46.15

      (c)  A-3 Notes:                                                                                    $0.00
             per $1,000 original principal amount:                                                       $0.00

      (d)  A-4 Notes:                                                                                    $0.00
             per $1,000 original principal amount:                                                       $0.00

      (e)  B Notes:                                                                                $652,333.38
             per $1,000 original principal amount:                                                      $20.71

      (f)  Certificates:                                                                                 $0.00
             per $1,000 original principal amount:                                                       $0.00

      (g)  Total:                                                                               $14,496,297.33

(2)   Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                                                    $0.00
             per $1,000 original principal amount:                                                       $0.00

      (b)  A-2 Notes:                                                                              $636,415.30
             per $1,000 original principal amount:                                                       $2.12

      (c)  A-3 Notes:                                                                              $555,000.00
             per $1,000 original principal amount:                                                       $5.55

      (d)  A-4 Notes:                                                                            $1,048,633.25
             per $1,000 original principal amount:                                                       $5.75

      (e)  B Notes:                                                                                $116,413.16
             per $1,000 original principal amount:                                                       $3.70

      (f)  Certificates:                                                                           $206,229.02
             per $1,000 original principal amount:                                                      $11.78

      (g)  Total:                                                                                $2,562,690.73

(3)  Pool Balance at end of related Collection Period:                                         $425,837,158.07

(4)  After giving effect to distributions on this Payment Date:

      (a)   (i)  outstanding principal amount of A-1 Notes:                                              $0.00
           (ii)  A-1 Note Pool Factor:                                                               0.0000000

      (b)   (i)  outstanding principal amount of A-2 Notes:                                    $106,803,485.96
           (ii)  A-2 Note Pool Factor:                                                               0.3560116

      (c)   (i)  outstanding principal amount of A-3 Notes:                                    $100,000,000.00
           (ii)  A-3 Note Pool Factor:                                                               1.0000000

      (d)   (i)  outstanding principal amount of A-4 Notes:                                    $182,371,000.00
           (ii)  A-4 Note Pool Factor:                                                               1.0000000

      (e)   (i)  outstanding principal amount of B Notes:                                       $19,162,672.11
           (ii)  B Note Pool Factor:                                                                 0.6083388

      (f)   (i)  Certificate Balance                                                            $17,500,000.00
           (ii)  Certificate Pool Factor:                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                      $105,090.22
           per $1,000 Beginning of Collection Period:                                                0.2386605

(6)  Amount of Administration Fee:                                                                     $166.67
           per $1,000 Beginning of Collection Period:                                                0.0003785

(7)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(8)  Aggregate amount of Realized Losses for the Collection Period:                                $414,883.39

(9)  Amount in Spread Account:                                                                  $14,000,005.12

(10)  Amount in Pre-Funding Account:                                                                     $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                  $0.00

(13)  Amount in Yield Supplement Account:                                                                $0.00


                                                   Page 9 of 12


================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                        18-Dec-00

(1)  Payment of Administration Fee to Administrator:                                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                $2,356,461.71

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                       $14,496,297.33

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                   $206,229.02

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                         $0.00

(6)  Payment of Servicing Fee to Servicer:                                                         $105,090.22

(7) Release to Seller from Excess Collections over Distributions                                         $0.00

Check for Error                                                                                       NO ERROR
Sum of Above Distributions                                                                      $17,164,244.95
Total Distribution Amount plus Releases to Seller                                               $17,164,244.95



                                              Page 10 of 12


=================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B
SERVICER'S CERTIFICATE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                        18-Dec-00

(1)  Total Distribution Amount:                                                                 $18,875,543.73

(2)  Administration Fee:                                                                               $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                  $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                           $636,415.30

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                  $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                           $555,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                  $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                         $1,048,633.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                 $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                            $116,413.16

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                   $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                        $2,356,461.71
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                   $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                  $13,843,963.95

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                  95.50%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                          $13,843,963.95

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                   0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                   $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                           $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                   0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                    $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                   $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                       $652,333.38

(31)  % of Principal Distribution Amount applicable to B Noteholders                                     4.50%

(32)  B Noteholders' Principal Carryover Shortfall:                                                      $0.00

(33)  B Noteholders' Principal Distributable Amount:                                               $652,333.38

(34)  Noteholders' Principal Distribution Amount:                                               $14,496,297.33

(35)  Noteholders' Distributable Amount:                                                        $16,852,759.04

(36)  Deposit to Spread Account (from excess collections):                                       $2,022,618.02


                                                 Page 11 of 12


(37)  Specified Spread Account Balance (after all distributions and adjustments):               $14,000,005.12
      The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                                     $14,000,005.12

      (b) the Note Balance                                                                     $408,337,158.07

(38)  Spread Account Balance over the Specified Spread Account Balance:                            $311,319.24

(39)  Certificateholders' Interest Distributable Amount:                                           $206,229.02

(40)  Certificateholders' Interest Carryover Shortfall:                                                  $0.00

(41)  % of Principal Distribution Amount applicable to Certificat holders                                0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                     $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                 $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                $0.00

(45)  Certificateholders' Distributable Amount:                                                    $206,229.02

(46)  Servicing Fee:                                                                               $105,090.22

(47)  Excess Amounts Distributed To Seller:
      (a) Release of Remaining Excess Distributions                                                      $0.00
      (b) Release of Excess Amount in Negative Carry Account                                             $0.00
      (c) Release of Excess Amount in Yield Supplement Account                                           $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                 $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                             $440,333,455.40

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                   $0.00
           A-1 Note Pool Factor:                                                                     0.0000000

           Outstanding Principal Balance of A-2 Notes:                                         $106,803,485.96
           A-2 Note Pool Factor:                                                                     0.3560116

           Outstanding Principal Balance of A-3 Notes:                                         $100,000,000.00
           A-3 Note Pool Factor:                                                                     1.0000000

           Outstanding Principal Balance of A-4 Notes:                                         $182,371,000.00
           A-4 Note Pool Factor:                                                                     1.0000000

           Outstanding Principal Balance of B Notes:                                            $19,162,672.11
           B Note Pool Factor:                                                                       0.6083388

           Outstanding Principal Balance of the Certificates:                                   $17,500,000.00
           Certificate Pool Factor:                                                                  1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                          $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                       $414,883.39

(53)  Spread Account Balance after giving effect to all distributions:                          $14,000,005.12


CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
$46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
$23,000,000  7.320% Asset Backed Certificates

Prepared by: Shawn Ostrowski  (262) - 636 - 5284

                                                                  ----------------------------------------------------------------
Cutoff Date                                                                                 11/30/2000
                                                                  ----------------------------------------------------------------
                                                                  ----------------------------------------------------------------
Date Added                                                            2/29/2000        2/29/2000      3/31/2000       3/31/2000
                                                                  ----------------------------------------------------------------
                                                                  ----------------------------------------------------------------
Pool                                                                   POOL 1           POOL 2          POOL 3         POOL 4
                                                                  ----------------------------------------------------------------

Scheduled Cashflows                                                    3,260,384.91    7,034,919.17     500,754.30      509,553.48
                                                                      15,229,807.53    9,024,622.09   1,690,631.80      671,131.65
                                                                      14,020,248.53    9,257,351.65   1,583,822.21    1,119,241.11
                                                                       9,355,466.57    7,584,901.22   4,135,802.83    2,090,771.23
                                                                       3,797,490.44    5,917,374.47   9,029,160.17    4,198,629.50
                                                                       3,660,507.49    6,203,843.38   1,578,656.28      848,129.26
                                                                       3,572,576.47    5,751,100.77   1,078,462.27      916,533.68
                                                                       3,498,123.73    5,774,706.21   1,153,710.51      872,129.90
                                                                       3,692,051.98    6,835,985.99   1,070,995.08      834,749.80
                                                                       3,745,347.83    6,693,791.54   1,208,385.19      987,098.88
                                                                       5,012,671.22    7,171,340.98   1,435,696.47    1,057,230.47
                                                                       4,757,929.86   14,346,842.45   1,164,615.13      936,121.38
                                                                      10,769,098.52   10,965,865.26   1,306,107.83    1,017,068.70
                                                                      17,417,711.83   10,476,844.00   1,913,913.11      979,065.63
                                                                      14,139,635.71    8,813,565.53   1,608,802.11    1,116,091.70
                                                                       9,203,044.32    7,124,314.06   4,168,025.12    2,043,588.37
                                                                       3,588,928.21    5,265,691.86   8,970,575.90    4,148,504.55
                                                                       3,452,011.62    5,390,529.48   1,503,976.56      801,434.51
                                                                       3,368,315.57    5,151,956.17   1,005,067.38      854,468.98
                                                                       3,247,544.43    5,061,440.65   1,074,844.68      807,188.93
                                                                       3,432,022.78    6,020,640.76     991,805.68      772,170.34
                                                                       3,468,611.60    5,983,697.68   1,131,690.46      923,425.25
                                                                       4,770,975.28    6,461,337.81   1,329,353.00      990,015.36
                                                                       4,700,331.12   12,131,163.30   1,080,471.11      864,441.57
                                                                      10,307,088.02    9,722,598.85   1,229,215.12      941,638.22
                                                                      16,702,102.40    9,370,824.00   1,800,923.01      905,311.60
                                                                      13,550,626.64    7,700,304.69   1,492,683.69    1,036,599.16
                                                                       8,562,903.12    5,987,451.13   4,101,677.30    1,925,465.90
                                                                       2,875,763.36    4,224,546.01   8,715,042.29    3,895,874.77
                                                                       2,707,505.70    4,275,013.03   1,237,949.57      632,306.30
                                                                       2,589,212.79    3,795,426.46     729,130.64      642,727.39
                                                                       2,505,286.48    3,969,372.93     785,178.98      611,222.14
                                                                       2,614,582.98    5,000,324.67     676,209.41      595,302.46
                                                                       2,536,338.61    4,923,473.55     822,433.85      686,644.32
                                                                       3,740,449.45    5,565,783.62   1,008,157.00      739,783.45
                                                                       3,425,886.12   10,717,926.64     800,509.79      667,250.83
                                                                       8,519,200.47    7,930,916.26     937,225.60      746,617.99
                                                                      14,681,156.70    7,005,640.91   1,351,528.95      703,440.06
                                                                      10,561,003.76    5,815,332.66   1,045,419.67      848,885.99
                                                                       5,774,694.31    4,430,992.34   2,856,866.02    1,465,068.13
                                                                       1,579,175.99    2,921,931.19   6,007,292.27    3,101,436.53
                                                                       1,306,659.84    2,735,984.32     707,481.98      438,831.02
                                                                       1,352,069.69    2,490,333.79     363,087.50      449,997.25
                                                                       1,177,471.74    2,446,504.61     367,346.43      410,631.72
                                                                       1,366,913.02    2,815,355.29     316,699.72      399,214.58
                                                                       1,192,754.04    2,304,458.44     385,058.48      441,312.31
                                                                       2,489,110.45    2,733,933.73     497,685.74      470,784.67
                                                                       1,820,037.49    5,509,925.85     354,983.88      473,264.44
                                                                       6,667,493.98    4,651,792.53     506,653.14      510,262.34
                                                                      11,643,707.00    3,646,569.12     886,351.73      467,654.13
                                                                       7,887,437.91    2,642,955.29     651,256.73      635,499.47
                                                                       3,298,941.17    1,432,579.92   1,875,468.91    1,031,509.61
                                                                         521,131.38       75,825.78   3,534,990.60    2,118,237.40
                                                                         137,991.34       56,441.95     353,948.19       20,966.94
                                                                         293,552.37       28,759.13      44,386.57       31,470.85
                                                                         242,700.11       30,831.76     102,541.08        4,039.35
                                                                         123,563.03       65,369.85           0.00        9,395.91
                                                                          34,377.13       57,461.35      28,053.93        3,721.35
                                                                          64,302.55      137,272.58      30,828.92        3,498.62
                                                                         149,404.67      246,264.08           0.00        3,498.62
                                                                         537,846.07      281,772.03           0.00       51,312.69
                                                                       1,383,672.25      138,841.04      20,039.03        3,498.62
                                                                         938,905.45            0.00           0.00      145,029.41
                                                                               0.00            0.00     310,721.45            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                               0.00            0.00           0.00            0.00
                                                                  ----------------------------------------------------------------

Total Amount of Scheduled Cashflow                                   313,023,857.13  318,330,917.86  98,650,352.35   58,627,990.77
Discount Rate                                                                8.500%          8.500%         8.500%          8.500%
Beginning Contract Value                                             296,979,300.16  286,124,976.73  86,390,087.51   51,017,529.00
Scheduled Contract Value Decline                                      11,893,588.24   13,364,305.96   1,271,274.67      706,871.02
Unscheduled Contract Value Decline                                    18,063,668.39   (1,651,482.79)    682,087.39      362,864.67
Additional Contract Value Added                                                0.00            0.00           0.00            0.00
Ending Contract Value                                                267,022,043.53  274,412,153.55  84,436,725.44   49,947,793.31

                                                                  -------------------------------------------------------------
Cutoff Date                                                                                11/30/2000
                                                                  -------------------------------------------------------------
                                                                  -------------------------------------------------------------
Date Added                                                           4/30/2000      4/30/2000      5/31/2000      5/31/2000
                                                                  -------------------------------------------------------------
                                                                  -------------------------------------------------------------
Pool                                                                   POOL 5         POOL 6         POOL 7         POOL 8
                                                                  -------------------------------------------------------------

Scheduled Cashflows                                                     561,363.37     553,676.91     361,982.05     233,072.19
                                                                      1,728,628.21     986,305.67   1,357,906.64     352,548.36
                                                                      1,526,392.35   1,214,704.20   1,401,908.03     536,873.31
                                                                      1,178,055.34     932,062.49     968,049.46     524,329.97
                                                                      5,858,162.89   3,462,161.74   1,264,237.96     634,510.32
                                                                      9,520,039.21   3,057,025.28   3,956,242.80   1,459,424.21
                                                                      1,323,217.00     837,040.56   4,369,039.01   1,982,534.63
                                                                      1,273,653.31     838,765.74   1,149,142.00     499,402.86
                                                                      1,270,827.26     939,462.52     980,596.67     542,964.07
                                                                      1,265,721.98     876,421.60   1,168,195.43     537,375.45
                                                                      1,557,862.54     991,775.89   1,365,447.77     552,611.75
                                                                      1,624,607.39   1,104,496.04   1,057,707.39     643,090.43
                                                                      1,456,621.47     892,019.86   1,331,077.31     640,380.74
                                                                      2,112,798.73   1,176,109.01   1,632,557.65     542,664.41
                                                                      1,512,326.62   1,019,455.63   1,441,137.75     556,499.65
                                                                      1,187,229.52     928,832.40     951,509.27     532,628.94
                                                                      5,890,061.70   3,431,724.08   1,256,410.63     633,970.39
                                                                      9,440,104.86   2,786,556.20   3,802,841.02   1,426,126.98
                                                                      1,241,561.92     792,132.24   4,263,334.24   1,921,222.08
                                                                      1,189,364.63     789,541.47   1,042,095.59     472,655.99
                                                                      1,184,737.15     888,360.12     869,926.39     514,100.37
                                                                      1,171,976.09     813,042.25   1,035,227.10     507,896.00
                                                                      1,462,196.36     934,972.96   1,249,557.31     524,703.96
                                                                      1,537,378.38   1,047,236.69     931,933.41     600,015.91
                                                                      1,369,731.05     806,774.63   1,195,733.65     602,825.74
                                                                      1,825,258.08   1,068,113.26   1,494,706.45     501,926.58
                                                                      1,421,438.54     984,009.29   1,325,601.61     517,449.72
                                                                      1,107,813.52     878,640.15     830,347.23     504,280.45
                                                                      5,848,210.63   3,337,908.37   1,130,816.62     605,275.99
                                                                      9,258,076.55   2,574,231.75   3,500,461.35   1,338,359.88
                                                                        923,316.45     585,064.95   3,920,654.18   1,784,354.93
                                                                        834,783.96     578,288.10     802,645.07     351,462.21
                                                                        823,802.56     680,199.41     609,210.85     389,112.69
                                                                        757,963.84     615,219.90     640,394.65     387,170.57
                                                                      1,051,746.63     682,398.15     899,660.54     400,294.20
                                                                      1,007,064.04     788,698.16     682,029.30     456,681.99
                                                                        977,465.95     600,066.84     834,999.16     435,482.18
                                                                      1,269,674.21     842,004.19   1,128,959.25     378,230.31
                                                                      1,050,110.48     756,664.95   1,001,204.27     381,222.58
                                                                        774,524.76     689,030.40     591,945.83     369,327.37
                                                                      3,826,769.23   2,442,218.90     803,698.23     471,151.97
                                                                      6,273,578.52   1,907,256.84   2,527,027.33     970,898.16
                                                                        461,611.60     371,566.54   2,559,380.28   1,358,763.97
                                                                        422,425.78     363,606.16     471,215.22     234,345.83
                                                                        396,106.16     423,778.47     282,724.98     269,371.25
                                                                        368,481.90     369,371.53     265,464.40     257,801.65
                                                                        609,411.17     482,001.89     547,126.63     278,094.02
                                                                        527,547.24     594,341.30     378,413.96     275,517.23
                                                                        513,366.38     375,709.82     412,287.34     292,597.25
                                                                      1,667,431.20     553,758.02   1,037,017.37     239,709.54
                                                                        630,225.19     480,511.86     750,225.75     251,380.73
                                                                        344,065.93     427,713.04     230,034.60     241,571.72
                                                                      2,596,471.64   1,777,065.31     482,211.04     352,366.05
                                                                      3,818,819.06   1,105,919.87   1,473,350.05     615,086.06
                                                                        100,184.14      16,675.71   1,503,991.65     898,681.74
                                                                         48,341.81       3,840.43     176,398.66       3,025.02
                                                                         23,915.87      14,632.79      11,798.56       9,098.73
                                                                              0.00       2,480.93       6,029.67      25,115.31
                                                                         90,206.96       1,572.90     217,254.11      21,462.84
                                                                              0.00       1,572.90      17,883.27         961.94
                                                                         12,195.22       1,572.90      22,797.42         871.38
                                                                         30,558.23     498,425.40       6,029.67         871.38
                                                                         10,850.26      86,959.58      32,432.97         871.38
                                                                              0.00      65,690.94       6,029.67         871.38
                                                                        684,095.54           0.00      21,104.15     115,023.16
                                                                              0.00           0.00     157,112.08           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                              0.00           0.00           0.00           0.00
                                                                   -------------------------------------------------------------

Total Amount of Scheduled Cashflow                                  111,832,528.56  60,129,438.08  74,196,471.95  33,960,570.05
Discount Rate                                                                8.500%         8.500%         8.500%         8.500%
Beginning Contract Value                                             96,118,662.91  52,142,193.11  63,978,308.35  29,302,505.32
Scheduled Contract Value Decline                                      1,257,933.79     691,654.91   1,156,549.07     395,773.47
Unscheduled Contract Value Decline                                     (316,954.17)    291,227.94    (333,850.30)    155,811.66
Additional Contract Value Added                                               0.00           0.00           0.00           0.00
Ending Contract Value                                                95,177,683.29  51,159,310.25  63,155,609.59  28,750,920.19

                                  2000-A                                 Page 1


=====================================================================================
CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
$46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
$23,000,000  7.320% Asset Backed Certificates

Scheduled Payment Date                                  3/16/2000        12/15/2000
Actual Payment Date                                     3/16/2000        12/15/2000
Collection Period Begin Date                                              11/1/2000
Collection Period End Date                                               11/30/2000
Days in accrual period (30/360)                                                  30
Days in accrual period (act/360)                                                 30


COLLATERAL SUMMARY
Wtd. Average Discount Rate                                                   8.500%
Beginning Contract Value                                             962,053,563.09
Scheduled Contract Value Decline                                      30,737,951.13
Unscheduled Contract Value Decline                                    17,253,372.80
Additional Contract Value Purchased                                            0.00
Ending Contract Value                                                914,062,239.16

Beginning Pre-funding Account Balance                                          0.00
Ending Pre-funding Account Balance                                             0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance) 962,053,563.09
Total Ending Balance (Pool Balance + Pre-funding Account Balance)    914,062,239.16

COLLATERAL PERFORMANCE
Scheduled Amounts 30 - 59 days past due                               $4,611,539.33           0.50%
Scheduled Amounts 60 days or more past due                              $819,568.68           0.09%
Net Losses on Liquidated Receivables                                      $3,742.39           0.00%
Cumulative Net Losses                                                 $1,347,137.80
Number of Loans at Beginning of Period                                       42,003
Number of Loans at End of Period                                             41,227
Repossessed Equipment not Sold or Reassigned (Beginning)              $1,484,470.40
Repossessed Equipment not Sold or Reassigned (End)                    $1,727,499.23

COLLECTIONS AND REINVESTMENT INCOME
Receipts During the period                                           $60,101,401.69

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                   $0.00
    Government obligors                                                       $0.00
          Total Warranty Repurchases                                          $0.00

Total Collections For The Period                                     $60,101,401.69

Reinvestment Income (excluding Pre-funding Account)                     $291,573.77
Reinvestment Income on Pre-funding Account)                                   $0.00

Total Collections + Reinvestment Income For The Period               $60,392,975.46


                                  2000-A                                 Page 2

===================================================================================
CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
$46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
$23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                                12/15/2000

CACLULATION OF DISTRIBUTABLE AMOUNTS

    Current Servicing Fee Due                                        1.000%       $801,711.30
    Past Due Servicing Fee                                                        $833,157.45
    Total Servicing Fee Due                                                     $1,634,868.75

    Current Administration Fee Due                                  $500.00           $166.67
    Past Due Administration Fee                                                         $0.00
    Total Administration Fee Due                                                       $166.67

    Total Principal Balance of Notes and Certificates (Beginning of Period)    $962,053,563.09
    A-1 notes Beginning Principal balance                                                $0.00
    A-2 notes Beginning Principal balance                                      $329,571,420.57
    A-3 notes Beginning Principal balance                                      $311,000,000.00
    A-4 notes Beginning Principal balance                                      $260,000,000.00
    B notes Beginning Principal balance                                         $38,482,142.52
    Certificate Beginning Principal balance                                     $23,000,000.00

    A-1 notes Current Interest Due     6.178% act/360                         $0.00
    A-2 notes Current Interest Due     6.800% 30/360                  $1,867,571.38
    A-3 notes Current Interest Due     7.140% 30/360                  $1,547,000.00
    A-4 notes Current Interest Due     7.340% 30/360                  $1,902,283.33
    B notes Current Interest Due       7.320% 30/360                    $234,741.07
    Certificate Current Interest Due   7.320% 30/360                    $140,300.00

    A-1 notes Past Due Interest                                               $0.00
    A-2 notes Past Due Interest                                               $0.00
    A-3 notes Past Due Interest                                               $0.00
    A-4 notes Past Due Interest                                               $0.00
    B notes Past Due Interest                                                 $0.00
    Certificate Past Due Interest                                       $140,300.00

    A-1 notes Interest Due on Past Due Interest                               $0.00
    A-2 notes Interest Due on Past Due Interest                               $0.00
    A-3 notes Interest Due on Past Due Interest                               $0.00
    A-4 notes Interest Due on Past Due Interest                               $0.00
    B notes Interest Due on Past Due Interest                                 $0.00
    Certificate Interest Due on Past Due Interest                           $855.83

    A-1 notes Total Interest Due                                              $0.00
    A-2 notes Total Interest Due                                      $1,867,571.38
    A-3 notes Total Interest Due                                      $1,547,000.00
    A-4 notes Total Interest Due                                      $1,902,283.33
    B notes Total Interest Due                                          $234,741.07
    Certificate Total Interest Due                                      $281,455.83

    A-1 notes Principal Due                                                   $0.00
    A-2 notes Principal Due                                          $46,071,670.98
    A-3 notes Principal Due                                                   $0.00
    A-4 notes Principal Due                                                   $0.00
    Class B notes Principal Due                                       $1,919,652.95
    Certificate Principal Due                                                 $0.00

    Total notes Interest Due                                          $5,551,595.78
    Total notes Principal Due                                        $47,991,323.93
    Total notes Distributable Amount                                 $53,542,919.71

                                  2000-A                                 Page 3


CNH Equipment Trust 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                              12/15/2000

CASH AVAILABLE FOR DISTRIBUTION
    Total Collections + Reinvestment Income For The Period                   $60,392,975.46

    Beginning Negitive Carry Account                                                  $0.00
    Deposits from Negitive Carry Account  to Distribution Account                     $0.00

    Beginning Spread Account Balance                                         $16,846,325.78
    Additional Deposit to Spread Account from Pre-funding                             $0.00
    Deposits from Spread Account to Distribution Account                              $0.00

    Beginning Principal Supplement Account                                            $0.00
    Deposits from Principal Supplement Account to Distribution Account                $0.00

    Total Cash Available                                                     $60,392,975.46

CASH ALLOCATION (CASHFLOW WATERFALL)                                                               AVAILABLE
                                                                                                      CASH
    Is CNH the servicier                                                         YES
    Servicing Fee Paid (If CNH is not the servicer)                                   $0.00
    Servicing Fee Shortfall                                                           $0.00
                                                                                                 $60,392,975.46
    Administration Fee Paid                                                         $166.67
    Administration Fee Shortfall                                                      $0.00
                                                                                                 $60,392,808.79
    Class A-1 notes Interest Paid                                                     $0.00
    Class A-2 notes Interest Paid                                             $1,867,571.38
    Class A-3 notes Interest Paid                                             $1,547,000.00
    Class A-4 notes Interest Paid                                             $1,902,283.33
                                                                                                 $55,075,954.08
    Class A-1 notes Interest Shortfall                                                $0.00
    Class A-2 notes Interest Shortfall                                                $0.00
    Class A-3 notes Interest Shortfall                                                $0.00
    Class A-4 notes Interest Shortfall                                                $0.00

    Class B notes Interest Paid                                                 $234,741.07
    Class B notes Interest Shortfall                                                  $0.00
                                                                                                 $54,841,213.01
    Class A-1 notes Principal Paid                                                    $0.00
    Class A-2 notes Principal Paid                                           $46,071,670.98
    Class A-3 notes Principal Paid                                                    $0.00
    Class A-4 notes Principal Paid                                                    $0.00
    Class B notes Principal Paid                                              $1,919,652.95
                                                                                                  $6,849,889.08
    Deposits to Spread Account                                                $6,153,674.24
                                                                                                    $696,214.84
    Certificate Interest Paid                                                   $281,455.83
    Certificate Interest Shortfall                                                    $0.00
                                                                                                    $414,759.01
    Certificate Principal Paid                                                        $0.00
                                                                                                    $414,759.01
    Total Principal Balance of Notes and Certificates (End of Period)       $914,062,239.16
    A-1 notes Ending Principal balance                                                $0.00
    A-2 notes Ending Principal balance                                      $283,499,749.59
    A-3 notes Ending Principal balance                                      $260,000,000.00
    A-4 notes Ending Principal balance                                      $311,000,000.00
    B notes Ending Principal balance                                         $36,562,489.57
    Certificate Ending Principal balance                                     $23,000,000.00

    Servicing Fee Paid (If CNH is the servicer)                                 $414,759.01
    Servicing Fee Shortfall                                                   $1,220,109.74
    Release to Seller as Excess                                                       $0.00               $0.00


                                  2000-A                                 Page 4

===============================================================================================================

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates
Actual Payment Date                                                      12/15/2000

SUMMARY AND FACTORS                                                    AMOUNT               FACTOR        PER/$1000
                                                                       ------               ------        ---------

    Total Principal Balance of Notes and Certificates
      (Beginning of Period)                                         $962,053,563.09       0.8365683        $836.57
    A-1 notes Beginning Principal balance                                     $0.00       0.0000000          $0.00
    A-2 notes Beginning Principal balance                           $329,571,420.57       0.9154762        $915.48
    A-3 notes Beginning Principal balance                           $260,000,000.00       1.0000000      $1,000.00
    A-4 notes Beginning Principal balance                           $311,000,000.00       1.0000000      $1,000.00
    B notes Beginning Principal balance                              $38,482,142.52       0.8365683        $836.57
    Certificate Beginning Principal balance                          $23,000,000.00       1.0000000      $1,000.00

    Total Principal Balance of Notes and Certificates
      (End of Period)                                               $914,062,239.16       0.7948367        $794.84
    A-1 notes Ending Principal balance            $150,000,000.00             $0.00       0.0000000          $0.00
    A-2 notes Ending Principal balance            $360,000,000.00   $283,499,749.59       0.7874993        $787.50
    A-3 notes Ending Principal balance            $260,000,000.00   $260,000,000.00       1.0000000      $1,000.00
    A-4 notes Ending Principal balance            $311,000,000.00   $311,000,000.00       1.0000000      $1,000.00
    B notes Ending Principal balance               $46,000,000.00    $36,562,489.57       0.7948367        $794.84
    Certificate Ending Principal balance           $23,000,000.00    $23,000,000.00       1.0000000      $1,000.00

    Class A-1 notes Interest Paid                                             $0.00       0.0000000          $0.00
    Class A-2 notes Interest Paid                                     $1,867,571.38       0.0051877          $5.19
    Class A-3 notes Interest Paid                                     $1,547,000.00       0.0059500          $5.95
    Class A-4 notes Interest Paid                                     $1,902,283.33       0.0061167          $6.12
    Class B notes Interest Paid                                         $234,741.07       0.0051031          $5.10
    Certificate Interest Paid                                           $281,455.83       0.0122372         $12.24

    Class A-1 notes Interest Shortfall                                        $0.00       0.0000000          $0.00
    Class A21 notes Interest Shortfall                                        $0.00       0.0000000          $0.00
    Class A-3 notes Interest Shortfall                                        $0.00       0.0000000          $0.00
    Class A-4 notes Interest Shortfall                                        $0.00       0.0000000          $0.00
    Class B notes Interest Shortfall                                          $0.00       0.0000000          $0.00
    Certificate Interest Shortfall                                            $0.00       0.0000000          $0.00

    Class A-1 notes Principal Paid                                            $0.00       0.0000000          $0.00
    Class A-2 notes Principal Paid                                   $46,071,670.98       0.1279769        $127.98
    Class A-3 notes Principal Paid                                            $0.00       0.0000000          $0.00
    Class A-4 notes Principal Paid                                            $0.00       0.0000000          $0.00
    Class B notes Principal Paid                                      $1,919,652.95       0.0417316         $41.73
    Certificate Principal Paid                                                $0.00       0.0000000          $0.00

NEGITIVE CARRY ACCOUNT
    Negitive Carry                                                           4.493%
    Negitive Carry Days Remaining                       9/15/2000                 0
    Required Negitive Carry Account                                           $0.00
    Beginning Negitive Carry Account                                          $0.00
    Negitive Carry Account Withdrawls to Distribution Account                 $0.00
    Negitive Carry Released to Seller                                         $0.00
    Ending Negitive Carry Account Balance                                     $0.00

SPREAD ACCOUNT
    Required Spread Account Balance                         2.00%    $23,000,000.02
    Beginning Spread Account Balance                                 $16,846,325.78
    Additional Deposit to Spread Account from Pre-funding                     $0.00
    Spread Account Withdrawls to Distribution Account                         $0.00
    Spread Account Deposits from Excess Cash                          $6,153,674.24
    Spread Account Released to Seller                                         $0.00
    Ending Spread Account Balance                                    $23,000,000.02

PRINCIPAL SUPPLEMENT ACCOUNT
    Required Principal Supplement Account Balance                             $0.00
    Beginning Principal Supplement Account  Balance                           $0.00
    Additional Deposit to Principal Supplement Account from Pre-funding       $0.00
    Principal Supplement Account Withdrawls to Distribution Account           $0.00
    Principal Supplement Account Released to Seller                           $0.00
    Ending Principal Supplement Account                                       $0.00

PRE-FUNDING ACCOUNT
    Beginning Pre-funding Account Balance                                     $0.00
    New Contract Value Purchased                                              $0.00
    Deposits to Spread Account                                                $0.00
    Deposits to Principal Supplement Account                                  $0.00
    Ending Pre-funding Account Balance                                        $0.00
    Release to seller                                                         $0.00

    Total Release to Seller                                             $414,925.68

                                  2000-A                                 Page 5